                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-07261
            --------------------------------------------------------

                               CREDIT SUISSE TRUST
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
              -----------------------------------------------------
              (Address of Principal Executive Offices)   (Zip Code)

                                Hal Liebes, Esq.
                               Credit Suisse Trust
                              466 Lexington Avenue
                          New York, New York 10017-3140


Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: December 31, 2003

Date of reporting period: January 1, 2003 to December 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

ANNUAL REPORT

December 31, 2003


CREDIT SUISSE TRUST
- GLOBAL POST-VENTURE CAPITAL PORTFOLIO


CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

MORE COMPLETE INFORMATION ABOUT THE TRUST, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2003; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2003 (Unaudited)

                                                                January 21, 2004

Dear Shareholder:

   For the 12 months ended December 31, 2003, Credit Suisse Trust -- Global Post-Venture Capital Portfolio(1) (the "Portfolio") had a gain of 47.66%, versus increases of 30.80% for the Morgan Stanley Capital International World Index(2) and 42.73% for the Russell MidCap(R) Growth Index(3).

   The period was a positive one for most stock markets around the world. While markets initially struggled, due largely to shifting perceptions of how a war with Iraq might proceed, they began to recover in late March on progress made by the U.S. and its allies. When the war came to a swift and seemingly successful end in April, a major cloud of uncertainty lifted and investors embraced risk. Optimism over a potential recovery in the U.S. economy -- and by extension, the global economy -- also supported equities. Grounds for this optimism included historically low interest rates, a significant tax-reduction package, and an upturn in leading economic indicators in the U.S., Europe and non-Japan Asia. By the end of the period, the various stimulus tools appeared to be paying off, with third-quarter GDP growth in the U.S. exceeding most analysts' expectations.

   Against this backdrop, a number of the Portfolio's holdings had good showings, including its technology, consumer-discretionary, consumer-staples and health-care stocks. Stocks that hindered the Portfolio included certain energy holdings, though energy remained a relatively small weighting in the Portfolio.

   We made no major changes to the Portfolio's regional or sector allocation. From a regional standpoint, we remained biased in favor of the U.S., based on company-specific factors as well as our positive outlook on the country's economic prospects. The bulk of the rest of the portfolio was mostly invested in the U.K. and Continental Europe, with smaller positions in Canada, Japan and non-Japan Asia. Noteworthy sector weightings (aside from technology, which accounts for the lion's share of the post-venture-capital world) included consumer stocks, most specifically retail companies. We continued to favor these stocks for their potential to be early beneficiaries of a U.S. and global economic rebound. Elsewhere, we modestly increased our exposure to health-care services companies late in the period, mostly hospitals.

   While we are encouraged by the strong third-quarter U.S. GDP growth rate and by some recent improvements in the employment picture, a good deal of optimism may already be priced into the market. But regardless of what may be in store for stocks over the near term, we continue to believe that venture-backed companies comprise an asset class that offers growth potential for patient investors. These companies typically have managements that are incented by December 31, 2003 (Unaudited) equity ownership; they tend to develop innovative technologies and products within a range of industries; and they often receive management expertise and professional contacts from venture capitalists. We view these as growth-supporting factors, and we will continue to strive to identify companies we deem to have the best long-term prospects.

The Credit Suisse Global Post-venture Capital Team

Robert S. Janis
Greg Norton-Kidd
Calvin E. Chung

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. BECAUSE OF THE NATURE OF THE PORTFOLIO'S POST-VENTURE-CAPITAL INVESTMENTS AND CERTAIN AGGRESSIVE STRATEGIES IT MAY USE, AN INVESTMENT IN THE PORTFOLIO MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
    CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO(1), THE MSCI
            WORLD INDEX(2) AND THE RUSSELL MIDCAP(R) GROWTH INDEX(3)
                            FROM INCEPTION (9/30/96).

           CREDIT SUISSE TRUST-
           GLOBAL POST-VENTURE CAPITAL PORTFOLIO(1)   MSCI WORLD INDEX(2)     RUSSELL MIDCAP(R) GROWTH INDEX(3)
 9/30/1996             $   10,000                        $   10,393                     $   10,005
10/31/1996             $    9,730                        $   10,468                     $    9,888
11/30/1996             $    9,760                        $   11,056                     $   10,470
12/31/1996             $    9,760                        $   10,881                     $   10,294
 1/31/1997             $   10,200                        $   11,014                     $   10,750
 2/28/1997             $    9,520                        $   11,143                     $   10,513
 3/31/1997             $    8,870                        $   10,924                     $    9,919
 4/30/1997             $    8,900                        $   11,283                     $   10,162
 5/31/1997             $    9,880                        $   11,982                     $   11,072
 6/30/1997             $   10,090                        $   12,581                     $   11,379
 7/31/1997             $   10,950                        $   13,162                     $   12,468
 8/31/1997             $   10,860                        $   12,283                     $   12,346
 9/30/1997             $   11,570                        $   12,953                     $   12,971
10/31/1997             $   10,840                        $   12,273                     $   12,322
11/30/1997             $   10,840                        $   12,492                     $   12,451
12/31/1997             $   11,062                        $   12,646                     $   12,615
 1/31/1998             $   10,932                        $   13,001                     $   12,387
 2/28/1998             $   12,032                        $   13,882                     $   13,552
 3/31/1998             $   12,742                        $   14,470                     $   14,120
 4/30/1998             $   12,912                        $   14,614                     $   14,312
 5/31/1998             $   12,022                        $   14,433                     $   13,723
 6/30/1998             $   12,522                        $   14,778                     $   14,111
 7/31/1998             $   11,312                        $   14,756                     $   13,507
 8/31/1998             $    8,941                        $   12,790                     $   10,929
 9/30/1998             $    9,591                        $   13,019                     $   11,756
10/31/1998             $    9,952                        $   14,198                     $   12,621
11/30/1998             $   10,762                        $   15,044                     $   13,473
12/31/1998             $   11,822                        $   15,782                     $   14,868
 1/31/1999             $   12,182                        $   16,129                     $   15,314
 2/28/1999             $   11,262                        $   15,703                     $   14,565
 3/31/1999             $   12,132                        $   16,359                     $   15,376
 4/30/1999             $   12,232                        $   17,006                     $   16,076
 5/31/1999             $   12,062                        $   16,387                     $   15,870
 6/30/1999             $   13,282                        $   17,153                     $   16,978
 7/31/1999             $   12,682                        $   17,104                     $   16,437
 8/31/1999             $   12,682                        $   17,076                     $   16,266
 9/30/1999             $   12,702                        $   16,912                     $   16,128
10/31/1999             $   13,762                        $   17,794                     $   17,375
11/30/1999             $   15,832                        $   18,297                     $   19,174
12/31/1999             $   19,263                        $   19,780                     $   22,494
 1/31/2000             $   18,983                        $   18,650                     $   22,490
 2/29/2000             $   22,303                        $   18,702                     $   27,217
 3/31/2000             $   22,383                        $   19,997                     $   27,244
 4/30/2000             $   20,293                        $   19,154                     $   24,599
 5/31/2000             $   19,073                        $   18,671                     $   22,806
 6/30/2000             $   20,223                        $   19,303                     $   25,225
 7/31/2000             $   19,613                        $   18,762                     $   23,628
 8/31/2000             $   22,453                        $   19,374                     $   27,192
 9/30/2000             $   21,683                        $   18,346                     $   25,862
10/31/2000             $   19,153                        $   18,041                     $   24,093
11/30/2000             $   15,172                        $   16,948                     $   18,858
12/31/2000             $   15,615                        $   17,225                     $   19,851
 1/31/2001             $   16,085                        $   17,559                     $   20,985
 2/28/2001             $   13,975                        $   16,077                     $   17,355
 3/31/2001             $   12,107                        $   15,024                     $   14,871
 4/30/2001             $   13,207                        $   16,139                     $   17,350
 5/31/2001             $   12,955                        $   15,938                     $   17,269
 6/30/2001             $   12,554                        $   15,441                     $   17,277
 7/31/2001             $   11,671                        $   15,238                     $   16,113
 8/31/2001             $   10,937                        $   14,509                     $   14,945
 9/30/2001             $    9,367                        $   13,233                     $   12,474
10/31/2001             $    9,928                        $   13,488                     $   13,786
11/30/2001             $   10,719                        $   14,288                     $   15,270
12/31/2001             $   11,144                        $   14,379                     $   15,851
 1/31/2002             $   10,719                        $   13,945                     $   15,336
 2/28/2002             $   10,330                        $   13,827                     $   14,466
 3/31/2002             $   10,868                        $   14,441                     $   15,570
 4/30/2002             $   10,559                        $   13,956                     $   14,746
 5/31/2002             $   10,249                        $   13,988                     $   14,307
 6/30/2002             $    9,573                        $   13,142                     $   12,727
 7/31/2002             $    8,358                        $   12,036                     $   11,490
 8/31/2002             $    8,025                        $   12,061                     $   11,450
 9/30/2002             $    7,246                        $   10,737                     $   10,541
10/31/2002             $    7,463                        $   11,532                     $   11,358
11/30/2002             $    8,014                        $   12,156                     $   12,247
12/31/2002             $    7,337                        $   11,569                     $   11,508
 1/31/2003             $    7,108                        $   11,220                     $   11,395
 2/28/2003             $    6,867                        $   11,028                     $   11,296
 3/31/2003             $    6,753                        $   10,997                     $   11,506
 4/30/2003             $    7,486                        $   11,979                     $   12,289
 5/31/2003             $    8,369                        $   12,670                     $   13,471
 6/30/2003             $    8,702                        $   12,894                     $   13,664
 7/31/2003             $    9,057                        $   13,158                     $   14,152
 8/31/2003             $    9,630                        $   13,446                     $   14,932
 9/30/2003             $    9,688                        $   13,531                     $   14,642
10/31/2003             $   10,467                        $   14,337                     $   15,822
11/30/2003             $   10,582                        $   14,558                     $   16,246
12/31/2003             $   10,834                        $   15,365                     $   16,618

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or Plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds.

                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2003(1)

                   1 YEAR          5 YEARS         SINCE INCEPTION
                   ------          -------         ---------------
                   47.66%          (1.73)%              1.11%

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.
(3) The Russell Midcap(R) Growth Index measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2003

                                                                  NUMBER OF
                                                                    SHARES          VALUE
                                                               --------------   --------------
COMMON STOCKS (93.1%)
CANADA (2.6%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
    Celestica, Inc.*                                                   67,800   $    1,021,746
                                                                                --------------
LEISURE EQUIPMENT & PRODUCTS (1.6%)
    Hockey Company Holdings, Inc.*                                     85,100          987,812
    Mega Bloks, Rule 144A*,+                                           37,100          660,321
                                                                                --------------
                                                                                     1,648,133
                                                                                --------------
TOTAL CANADA                                                                         2,669,879
                                                                                --------------
FRANCE (2.1%)
OFFICE ELECTRONICS (2.1%)
    Neopost SA                                                         42,535        2,146,062
                                                                                --------------
TOTAL FRANCE                                                                         2,146,062
                                                                                --------------
IRELAND (2.2%)
AIRLINES (2.2%)
    Ryanair Holdings PLC*                                             221,800        1,846,466
    Ryanair Holdings PLC ADR*                                           8,680          439,555
                                                                                --------------
TOTAL IRELAND                                                                        2,286,021
                                                                                --------------
JAPAN (5.6%)
DIVERSIFIED FINANCIALS (0.9%)
    JAFCO Company, Ltd.                                                11,500          903,518
                                                                                --------------
HOTELS, RESTAURANTS & LEISURE (2.6%)
    Round One Corp.                                                     1,163        2,691,275
                                                                                --------------
SPECIALTY RETAIL (2.1%)
    USS Company, Ltd.                                                  30,220        2,137,423
                                                                                --------------
TOTAL JAPAN                                                                          5,732,216
                                                                                --------------
NETHERLANDS (2.7%)
FOOD PRODUCTS (2.7%)
    Nutreco Holdings NV                                                99,593        2,736,040
                                                                                --------------
TOTAL NETHERLANDS                                                                    2,736,040
                                                                                --------------
NORWAY (2.1%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.1%)
    Tandberg ASA*                                                     287,330        2,116,277
                                                                                --------------
TOTAL NORWAY                                                                         2,116,277
                                                                                --------------
SINGAPORE (0.9%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
    Flextronics International, Ltd.*                                   64,800          961,632
                                                                                --------------
TOTAL SINGAPORE                                                                        961,632
                                                                                --------------

                 See Accompanying Notes to Financial Statements.

                                                                  NUMBER OF
                                                                    SHARES          VALUE
                                                               --------------   --------------
COMMON STOCKS
SWEDEN (2.3%)
HEALTHCARE EQUIPMENT & SUPPLIES (2.3%)
    Getinge AB Class B                                                246,400   $    2,362,876
                                                                                --------------
TOTAL SWEDEN                                                                         2,362,876
                                                                                --------------
SWITZERLAND (1.6%)
HEALTHCARE EQUIPMENT & SUPPLIES (1.6%)
    Nobel Biocare Holding AG                                           15,738        1,593,842
                                                                                --------------
TOTAL SWITZERLAND                                                                    1,593,842
                                                                                --------------
TAIWAN (1.2%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.2%)
    MediaTek, Inc.                                                    132,300        1,243,114
                                                                                --------------
TOTAL TAIWAN                                                                         1,243,114
                                                                                --------------
UNITED KINGDOM (8.1%)
DIVERSIFIED FINANCIALS (2.2%)
    3i Group PLC                                                      201,600        2,228,524
                                                                                --------------
HOTELS, RESTAURANTS & LEISURE (2.8%)
    Enterprise Inns PLC                                                51,210          929,571
    William Hill PLC                                                  253,800        1,940,033
                                                                                --------------
                                                                                     2,869,604
                                                                                --------------
HOUSEHOLD DURABLES (1.1%)
    MFI Furniture Group PLC                                           428,280        1,157,696
                                                                                --------------
SOFTWARE (2.0%)
    Amdocs, Ltd.*                                                      59,000        1,326,320
    Sage Group PLC                                                    247,150          777,581
                                                                                --------------
                                                                                     2,103,901
                                                                                --------------
TOTAL UNITED KINGDOM                                                                 8,359,725
                                                                                --------------
UNITED STATES (61.7%)
BANKS (1.2%)
    Mellon Financial Corp.                                             39,600        1,271,556
                                                                                --------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
    BISYS Group, Inc.*                                                 63,500          944,880
                                                                                --------------
DIVERSIFIED FINANCIALS (6.7%)
    E*TRADE Group, Inc.*                                              337,600        4,270,640
    Franklin Resources, Inc.                                           48,900        2,545,734
                                                                                --------------
                                                                                     6,816,374
                                                                                --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.1%)
    Sanmina-SCI Corp.*                                                152,100        1,917,981
    Solectron Corp.*                                                  386,000        2,281,260
                                                                                --------------
                                                                                     4,199,241
                                                                                --------------

                 See Accompanying Notes to Financial Statements.

                                                                  NUMBER OF
                                                                    SHARES          VALUE
                                                               --------------   --------------
UNITED STATES
FOOD & DRUG RETAILING (4.0%)
    Whole Foods Market, Inc.*                                          24,100   $    1,617,833
    Wild Oats Markets, Inc.*                                          191,600        2,477,388
                                                                                --------------
                                                                                     4,095,221
                                                                                --------------
HEALTHCARE PROVIDERS & SERVICES (15.7%)
    Accredo Health, Inc.*                                              80,950        2,558,829
    AMERIGROUP Corp.*                                                  21,200          904,180
    Centene Corp.*                                                     45,400        1,271,654
    Community Health Systems, Inc.*                                    62,300        1,655,934
    Pediatrix Medical Group, Inc.*                                     45,400        2,501,086
    Select Medical Corp.                                              171,000        2,783,880
    Triad Hospitals, Inc.*                                             61,700        2,052,759
    United Surgical Partners International, Inc.*                      71,500        2,393,820
                                                                                --------------
                                                                                    16,122,142
                                                                                --------------
HOTELS, RESTAURANTS & LEISURE (0.9%)
    Buffalo Wild Wings, Inc.*                                          11,600          301,020
    Panera Bread Co. Class A*                                          16,300          644,339
                                                                                --------------
                                                                                       945,359
                                                                                --------------
HOUSEHOLD DURABLES (1.4%)
    Yankee Candle Company, Inc.*                                       52,800        1,443,024
                                                                                --------------
INTERNET SOFTWARE & SERVICES (1.7%)
    Corillian Corp.*                                                  119,800          755,938
    Digitas, Inc.*                                                    107,900        1,005,628
                                                                                --------------
                                                                                     1,761,566
                                                                                --------------
MEDIA (5.9%)
    Clear Channel Communications, Inc.                                 30,100        1,409,583
    Journal Register Co.*                                              64,100        1,326,870
    Netflix, Inc.*                                                     27,900        1,525,851
    Radio One, Inc. Class A*                                           89,000        1,739,950
                                                                                --------------
                                                                                     6,002,254
                                                                                --------------
MULTILINE RETAIL (0.9%)
    Dollar Tree Stores, Inc.*                                          31,200          937,872
                                                                                --------------
OIL & GAS (1.6%)
    Newfield Exploration Co.*                                          36,800        1,639,072
                                                                                --------------
PHARMACEUTICALS (0.9%)
    Sepracor, Inc.*                                                    39,300          940,449
                                                                                --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.4%)
    Cypress Semiconductor Corp.*                                       64,700        1,381,992
    GlobespanVirata, Inc.*                                            206,800        1,215,984
    NPTest Holding Corp.*                                              81,200          896,448
                                                                                --------------
                                                                                     3,494,424
                                                                                --------------

                 See Accompanying Notes to Financial Statements.

                                                                  NUMBER OF
                                                                    SHARES          VALUE
                                                               --------------   --------------
UNITED STATES
SOFTWARE (7.8%)
    Activision, Inc.*                                                  61,800   $    1,124,760
    JDA Software Group, Inc.*                                         157,000        2,592,070
    Lawson Software, Inc.*                                            133,400        1,097,882
    Micromuse, Inc.*                                                  166,300        1,147,470
    Siebel Systems, Inc.*                                             146,700        2,034,729
                                                                                --------------
                                                                                     7,996,911
                                                                                --------------
SPECIALTY RETAIL (4.5%)
    Aeropostale, Inc.*                                                 43,500        1,192,770
    Gymboree Corp.*                                                    57,500          990,725
    Hot Topic, Inc.*                                                   36,900        1,087,074
    Urban Outfitters, Inc.*                                            35,200        1,304,160
                                                                                --------------
                                                                                     4,574,729
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
    Wireless Facilities, Inc.*                                          3,875           57,583
                                                                                --------------
TOTAL UNITED STATES                                                                 63,242,657
                                                                                --------------
TOTAL COMMON STOCKS (Cost $72,097,693)                                              95,450,341
                                                                                --------------
PREFERRED STOCKS (0.7%)
UNITED STATES (0.7%)
CONSUMER SERVICES (0.7%)
    PRN Corp.*,++                                                      79,000          711,000
                                                                                --------------
INTERNET SOFTWARE & SERVICES (0.0%)
    Planetweb, Inc.*,++                                               183,800           12,866
                                                                                --------------
TOTAL PREFERRED STOCKS (Cost $1,709,331)                                               723,866
                                                                                --------------
WARRANT (0.0%)
UNITED STATES (0.0%)
CONSUMER SERVICES (0.0%)
    PRN Corp. strike $0.01, expires August 2011*,++ (Cost $0)          18,283                0
                                                                                --------------
LIMITED PARTNERSHIPS (1.3%)
UNITED STATES (1.3%)
VENTURE CAPITAL (1.3%)
    Austin Ventures VIII LP*,++                                       180,003          119,536
    CVC European Equity III LP*,++                                    528,056          483,067
    Madison Dearborn Capital Partners, Inc.*,++                       260,596          186,515
    Oak Investment Partners X LP*,++                                  808,221          550,344
                                                                                --------------
TOTAL LIMITED PARTNERSHIPS (Cost $1,555,727)                                         1,339,462
                                                                                --------------

                 See Accompanying Notes to Financial Statements.

                                                                   PAR
                                                                   (000)            VALUE
                                                               --------------   --------------
SHORT-TERM INVESTMENT (6.6%)
    State Street Bank and Trust Co. Euro Time
    Deposit, 0.750%, 1/02/04 (Cost $6,813,000)                 $        6,813   $    6,813,000
                                                                                --------------

TOTAL INVESTMENTS AT VALUE (101.7%) (Cost $82,175,751)                             104,326,669

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.7%)                                       (1,749,374)
                                                                                --------------

NET ASSETS (100.0%)                                                             $  102,577,295
                                                                                ==============

                            INVESTMENT ABBREVIATIONS

                        ADR = American Depositary Receipt

*  Non-income producing security.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities amounted to a value of $660,321 or 0.6% of net assets.
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by the Board of Trustees.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
    Investments at value (Cost $82,175,751) (Note 1)                                              $   104,326,669
    Cash                                                                                                      555
    Foreign currency at value (cost $61)                                                                       64
    Receivable for portfolio shares sold                                                                  179,503
    Dividend and interest receivable                                                                       44,316
    Prepaid expenses                                                                                       16,577
                                                                                                  ---------------
      Total Assets                                                                                    104,567,684
                                                                                                  ---------------
LIABILITIES
    Advisory fee payable (Note 2)                                                                         112,940
    Administrative services fee payable (Note 2)                                                           18,271
    Payable for investments purchased                                                                   1,274,757
    Payable for portfolio shares redeemed                                                                 544,971
    Other accrued expenses payable                                                                         39,450
                                                                                                  ---------------
      Total Liabilities                                                                                 1,990,389
                                                                                                  ---------------
NET ASSETS
    Capital stock, $0.001 par value (Note 6)                                                               10,855
    Paid-in capital (Note 6)                                                                          162,288,281
    Undistributed net investment income                                                                     6,573
    Accumulated net realized loss on investments and foreign curency transactions                     (81,881,134)
    Net unrealized appreciation from investments and foreign currency translations                     22,152,720
                                                                                                  ---------------
      Net Assets                                                                                  $   102,577,295
                                                                                                  ===============
    Shares outstanding                                                                                 10,854,730
                                                                                                  ---------------
    Net asset value, offering price, and redemption price per share                               $          9.45
                                                                                                  ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

INVESTMENT INCOME (Note 1)
    Dividends                                                                                     $       389,875
    Interest                                                                                               32,875
    Net investment loss allocated from partnerships                                                       (56,642)
    Foreign taxes withheld                                                                                (34,695)
                                                                                                  ---------------
      Total investment income                                                                             331,413
                                                                                                  ---------------
EXPENSES
    Investment advisory fees (Note 2)                                                                     906,018
    Administrative services fees (Note 2)                                                                 118,975
    Printing fees (Note 2)                                                                                 51,253
    Legal fees                                                                                             35,686
    Audit fees                                                                                             21,697
    Custodian fees                                                                                         20,183
    Insurance expense                                                                                       9,479
    Transfer agent fees (Note 2)                                                                            8,223
    Commitment fees (Note 3)                                                                                2,414
    Trustees' fees                                                                                          2,310
    Registration fees                                                                                       1,004
    Miscellaneous expense                                                                                   7,202
                                                                                                  ---------------
      Total expenses                                                                                    1,184,444
    Less: fees waived (Note 2)                                                                           (169,704)
                                                                                                  ---------------
      Net expenses                                                                                      1,014,740
        Net investment loss                                                                              (683,327)
                                                                                                  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS
    Net realized loss from investments                                                                 (1,542,991)
    Net realized loss on foreign currency transactions                                                    (35,441)
    Net change in unrealized appreciation (depreciation) from investments                              30,796,744
    Net change in unrealized appreciation (depreciation) from foreign currency translations                 1,382
                                                                                                  ---------------
    Net realized and unrealized gain from investments and foreign currency related items               29,219,694
                                                                                                  ---------------
    Net increase in net assets resulting from operations                                          $    28,536,367
                                                                                                  ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE YEAR        FOR THE YEAR
                                                                                       ENDED                 ENDED
                                                                                  DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                                  -----------------    -----------------
FROM OPERATIONS
  Net investment loss                                                             $        (683,327)   $        (742,211)
                                                                                  -----------------    -----------------
  Net realized loss on investments and foreign
    currency transactions                                                                (1,578,432)         (19,610,320)
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency translations                                        30,798,126          (13,793,254)
                                                                                  ----------------     -----------------
    Net increase (decrease) in net assets resulting from operations                      28,536,367          (34,145,785)
                                                                                  ----------------     -----------------
FROM CAPITAL SHARE TRANSACTIONS (Note 6)
  Proceeds from sale of shares                                                           60,688,150           80,332,614
  Net asset value of shares redeemed                                                    (47,279,820)         (92,211,758)
                                                                                  -----------------    -----------------
Net increase (decrease) in net assets from capital share transactions                    13,408,330          (11,879,144)
                                                                                  -----------------    -----------------
  Net increase (decrease) in net assets                                                  41,944,697          (46,024,929)
NET ASSETS
  Beginning of year                                                                      60,632,598          106,657,527
                                                                                  -----------------    -----------------
  End of year                                                                     $     102,577,295    $      60,632,598
                                                                                  =================    =================
  Undistributed Net Investment Income                                             $           6,573    $              --
                                                                                  =================    =================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001          2000(1)         1999
                                                     ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
  Net asset value, beginning of year                 $     6.40     $     9.72     $    13.62     $    19.26     $    11.82
                                                     ----------     ----------     ----------     ----------     ----------
INVESTMENT OPERATIONS
  Net investment loss                                     (0.06)         (0.08)         (0.09)         (0.09)         (0.08)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                         3.11          (3.24)         (3.81)         (3.56)          7.52
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations                     3.05          (3.32)         (3.90)         (3.65)          7.44
                                                     ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
  Distributions from net realized gains                      --             --             --          (1.99)            --
                                                     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                         $     9.45     $     6.40     $     9.72     $    13.62     $    19.26
                                                     ==========     ==========     ==========     ==========     ==========
      Total return(2)                                     47.66%        (34.16)%       (28.63)%       (18.94)%        62.94%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)             $  102,577     $   60,633     $  160,658     $  168,034     $  151,784
    Ratio of expenses to average net assets(3)             1.40%          1.40%          1.40%          1.42%          1.41%
    Ratio of net investment loss to average
      net assets                                          (0.94)%        (0.90)%        (0.84)%        (0.75)%        (0.87)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                 0.23%          0.31%          0.21%          0.11%          0.18%
  Portfolio turnover rate                                    86%            86%           121%            69%            44%

(1) Certain distribution amounts have been reclassified to conform to the current year presentation.

(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% and .01% for the years ended December 31, 2000 and 1999, respectively. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.40% for the years ended December 31, 2000 and 1999, respectively. For the years ended December 31, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers eight managed investment portfolios of which one, the Global Post-Venture Capital Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by the Board of Trustees under procedures established by the Board of Trustees.

   The Portfolio initially values its investments in private-equity portfolios ("Limited Partnerships") at the amount invested in the Limited Partnerships, less related expenses, where identifiable, unless and until Credit Suisse Asset Management, LLC ("CSAM") determines that such value does not represent fair value in which case fair value will be determined. Thereafter, investments in Limited Partnerships held by the Portfolio are valued at their "fair values" using procedures approved by the Board of Trustees. CSAM shall review daily the Portfolio's fair valued securities.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by CSAM, an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2003, the Portfolio had no open forward foreign currency contracts.

   I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Portfolio in connection with securities lending activity is pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, money market instruments and the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the year ended December 31, 2003.

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Portfolio to act as the Portfolio's securities lending agent. Prior to April 1, 2003, CSFB had agreed to charge the Portfolio fees for its securities lending activities equal to its costs in providing services as securities lending agent and had voluntarily waived such fees through March 31, 2003. Effective April 1, 2003, the Portfolio and CSFB entered into an arrangement to share the income earned from securities lending activities, whereby, generally, the Portfolio will receive 75% and CSFB will receive 25% of the income, in accordance with the provisions of the securities lending agency agreement. If CSFB should enter into a securities lending agency agreement with another comparable investment company client under which it will receive a smaller proportion of the fees, its fee agreement with the Portfolio shall be reduced to such lower fee amount. Securities lending income is accrued as earned. The Portfolio earned no income from securities lending for the year ended December 31, 2003.

   J) PARTNERSHIP ACCOUNTING POLICY -- The Portfolio records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Portfolio's Statement of Operations.

   K) OTHER -- The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or gains are earned.

   The Portfolio may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 1.25% of the Portfolio's average daily net assets. For the year ended December 31, 2003, investment advisory fees earned and voluntarily waived were $906,018 and $169,704, respectively.

   Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K."), Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan") and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), affiliates of CSAM, are sub-investment advisers to the Portfolio. CSAM Ltd. U.K., CSAM Ltd. Japan and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Portfolio.

   Abbott Capital Management, LLC ("Abbott Capital") serves as sub-investment adviser for the Portfolio's assets invested in Limited Partnerships. Pursuant to the sub-advisory agreement between Abbott Capital and CSAM, Abbott Capital is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the value of the Portfolio's Limited Partnerships as of the end of each calendar quarter, which fee amount or a portion thereof may be waived by Abbott Capital. No compensation is paid by the Portfolio to Abbott Capital for its sub-investment advisory services.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. For the year ended December 31, 2003, co-administrative services fees earned by CSAMSI were $72,482.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio subject to an annual minimum fee.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

           AVERAGE DAILY NET ASSETS                          ANNUAL RATE
           ------------------------                          -----------
           First $5 billion                       0.050% of average daily net assets
           Next $5 billion                        0.035% of average daily net assets
           Over $10 billion                       0.020% of average daily net assets

   For the year ended December 31, 2003, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $46,493.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2003, Merrill was paid $21,046 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2003, and during the year ended December 31, 2003, the Portfolio had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) were $69,244,217and $59,559,235, respectively.

NOTE 5. RESTRICTED SECURITIES

   Certain of the Portfolio's investments are restricted as to resale, and are valued at fair value as determined in good faith by the Board of Trustees under procedures established by the Board of Trustees. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair values as of December 31, 2003, the value per share of such securities and percentage of net assets which the securities represent.

NOTE 5. RESTRICTED SECURITIES

                                                                                                          PERCENTAGE OF
                             SECURITY      NUMBER OF  ACQUISITION                    FAIR       VALUE PER   NET ASSETS     OPEN
SECURITY                       TYPE          SHARES      DATE         COST           VALUE        SHARE        VALUE    COMMITMENTS
-----------------------  ----------------  ---------  ----------- -----------   ------------   ---------- ------------- -----------
Austin Ventures
 VIII LP                 Ltd. Partnership   180,003     7/13/01   $   167,700   $    119,536   $    0.66        0.12%   $   373,330
CVC European
 Equity III LP           Ltd. Partnership   528,056     9/04/01       464,128        483,067        0.91        0.47%       471,944
Madison Dearborn
 Capital Partners, Inc.  Ltd. Partnership   260,596     4/02/01       215,980        186,515        0.72        0.18%       739,404
Oak Investment
 Partners X LP           Ltd. Partnership   808,221     1/18/01       707,919        550,344        0.68        0.54%       691,779
Planetweb, Inc.          Preferred Stock    183,800     9/08/00       998,331         12,866        0.07        0.01%            --
PRN Corp.                Preferred Stock     79,000     8/13/01       711,000        711,000        9.00        0.69%            --
PRN Corp.                Warrant             18,283     8/14/01            --             --          --          --             --
                                                                  -----------   ------------                    ----    -----------
                                                                  $ 3,265,058   $  2,063,328                    2.01%   $ 2,276,457
                                                                  ===========   ============                    ====    ===========

NOTE 6. CAPITAL SHARE TRANSACTIONS

   The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                                            FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                             DECEMBER 31, 2003     DECEMBER 31, 2002
                                            ------------------    ------------------
  Shares sold                                     7,854,852             9,776,103
  Shares redeemed                                (6,480,897)          (11,272,031)
                                                 ----------           -----------
  Net increase (decrease)                         1,373,955            (1,495,928)
                                                 ==========           ===========

   On December 31, 2003, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio were as follows:

                        NUMBER OF        APPROXIMATE PERCENTAGE
                      SHAREHOLDERS        OF OUTSTANDING SHARES
                      ------------        ---------------------
                            5                     76%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 7. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and post October losses.

   There were no distributions in the year ended December 31, 2003 and 2002.

NOTE 7. FEDERAL INCOME TAXES

   At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

       Accumulated net realized loss                       $  (81,611,249)
       Unrealized appreciation                                 21,892,162
       Undistributed ordinary loss--other                          (2,754)
                                                           --------------
                                                           $  (59,721,841)
                                                           ==============

   At December 31, 2003, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

                                EXPIRES DECEMBER 31,
           ---------------------------------------------------------------
              2009                      2010                       2011
           ------------             ------------               -----------
           $ 57,257,384             $ 19,475,667               $ 4,878,198

   Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2003, the Portfolio elected to defer net losses arising between November 1, 2003 and December 31, 2003 as follows:

                         CURRENCY               CAPITAL
                         --------               -------
                         $  2,754               $    --

   At December 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $82,436,309, $23,910,982, $(2,020,622) and $21,890,360, respectively.

   At December 31, 2003, the Portfolio reclassified $689,900 to accumulated undistributed net investment income and $35,425 to accumulated net realized gain
(loss) from investments from paid-in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses and foreign currency transactions. Net assets were not affected by these reclassifications.

NOTE 8. CONTINGENCIES

   In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust-Global Post-Venture Capital Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Post-Venture Capital Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 3, 2004

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                          TERM                                    NUMBER OF
                                          OF OFFICE(1)                            PORTFOLIOS IN
                                          AND                                     FUND
                         POSITION(S)      LENGTH        PRINCIPAL                 COMPLEX         OTHER
NAME, ADDRESS AND        HELD WITH        OF TIME       OCCUPATION(S) DURING      OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH            TRUST            SERVED        PAST FIVE YEARS           TRUSTEE         HELD BY TRUSTEE
-----------------------  ---------------  ------------  ------------------------  -------------   -------------------
INDEPENDENT TRUSTEES

Richard H. Francis       Trustee,         Since         Currently retired         43              None
c/o Credit Suisse Asset  Nominating       1999
Management, LLC          and Audit
466 Lexington Avenue     Committee
New York, New York       Member
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten(2)     Trustee,         Since         Dean of Yale              42              Director of Aetna,
Box 208200               Nominating       1998          School of                                 Inc. (insurance
New Haven, Connecticut   and Audit                      Management and                            company); Director
06520-8200               Committee                      William S. Beinecke                       of Calpine
                         Member                         Professor in the                          Corporation (energy
Date of Birth: 10/29/46                                 Practice of                               provider); Director
                                                        International                             of CarMax Group
                                                        Trade and Finance                         (used car dealers)
                                                        (11/95 - present)

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                          TERM                                    NUMBER OF
                                          OF OFFICE(1)                            PORTFOLIOS IN
                                          AND                                     FUND
                         POSITION(S)      LENGTH        PRINCIPAL                 COMPLEX         OTHER
NAME, ADDRESS AND        HELD WITH        OF TIME       OCCUPATION(S) DURING      OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH            TRUST            SERVED        PAST FIVE YEARS           TRUSTEE         HELD BY TRUSTEE
-----------------------  ---------------  ------------  ------------------------  -------------   -------------------
INDEPENDENT TRUSTEES

Peter F. Krogh           Trustee,         Since         Dean Emeritus and         42              Director of
301 ICC                  Nominating       2001          Distinguished Professor                   Carlisle Companies
Georgetown University    and Audit                      of International                          Incorporated
Washington, DC 20057     Committee                      Affairs at the Edmund                     (diversified
                         Member                         A. Walsh School of                        manufacturing
Date of Birth: 02/11/37                                 Foreign Service,                          company); Member of
                                                        Georgetown University                     Selection Committee
                                                        (6/95 - present);                         for Truman Scholars
                                                        Moderator of PBS                          and Henry Luce
                                                        foreign affairs                           Scholars; Senior
                                                        television series (1988                   Associate of Center
                                                        - 2000)                                   for Strategic and
                                                                                                  International
                                                                                                  Studies; Trustee of
                                                                                                  numerous world
                                                                                                  affairs
                                                                                                  organizations

James S. Pasman, Jr.     Trustee,         Since         Currently retired         41              Director of
c/o Credit Suisse Asset  Nominating       1999                                                    Education
Management, LLC          and Audit                                                                Management
466 Lexington Avenue     Committee                                                                Corp.
New York, New York       Member
10017-3140

Date of Birth: 12/20/30

Steven N. Rappaport      Trustee,         Since         Partner of Lehigh         44              None
Lehigh Court, LLC        Nominating       1999          Court, LLC and RZ
40 East 52nd Street      Committee                      Capital (private
New York, New York       Member and                     investment firms) (7/02
10022                    Audit                          - present); Consultant
                         Committee                      to SunGard Securities
Date of Birth: 07/10/48  Chairman                       Finance, Inc. from
                                                        February 2002 to July
                                                        2002; President of
                                                        SunGard Securities
                                                        Finance, Inc. from 2001
                                                        to February 2002;
                                                        President of Loanet,
                                                        Inc. (on-line
                                                        accounting service)
                                                        from 1997 to 2001

                                          TERM                                    NUMBER OF
                                          OF OFFICE(1)                            PORTFOLIOS IN
                                          AND                                     FUND
                         POSITION(S)      LENGTH        PRINCIPAL                 COMPLEX         OTHER
NAME, ADDRESS AND        HELD WITH        OF TIME       OCCUPATION(S) DURING      OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH            TRUST            SERVED        PAST FIVE YEARS           TRUSTEE         HELD BY TRUSTEE
-----------------------  ---------------  ------------  ------------------------  -------------   -----------------------
INDEPENDENT TRUSTEES

Joseph D. Gallagher(3)   Trustee,         Since         Managing Director,        45              None
Credit Suisse Asset      Chairman of      2003          Chief Executive Officer
Management, LLC          the Board and                  of CSAM and Global
466 Lexington Avenue     Chief                          Chief Operating Officer
New York, New York       Executive                      of Credit Suisse Asset
10017-3140               Officer                        Management since 2003;
                                                        Global Chief Financial
Date of Birth: 12/14/62                                 Officer, Credit Suisse
                                                        Asset Management from
                                                        1999 to 2003; Chief
                                                        Executive Officer and
                                                        Director of Credit
                                                        Suisse Asset Management
                                                        Limited, London,
                                                        England, from June 2000
                                                        to 2003; Director of
                                                        Credit Suisse Asset
                                                        Management Funds (UK)
                                                        Limited, London,
                                                        England, from June 2000
                                                        to 2003; Managing
                                                        Director, Head - Asian
                                                        Corporate Finance and
                                                        M&A, Credit Suisse
                                                        First Boston, Hong Kong,
                                                        China, from January 1998
                                                        to May 1999

William W. Priest,       Trustee          Since         Co-Managing Partner,      49              Director of Globe
 Jr.(4)                                   1999          Steinberg Priest &                        Wireless, LLC (maritime
Steinberg Priest &                                      Sloane Capital                            communications
 Sloane                                                 Management, LLC since                     company); Director of
Capital Management, LLC                                 March 2001; Chairman                      InfraRed X (medical
12 East 49th Street                                     and Managing Director                     device company)
12th Floor                                              of CSAM from 2000 to
New York, New York                                      February 2001, Chief
10017                                                   Executive Officer and
                                                        Managing Director of
Date of Birth: 09/24/41                                 CSAM from 1990 to 2000

----------
(3) Mr. Gallagher is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he is an officer of CSAM.
(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                          TERM
                                          OF OFFICE(1)
                                          AND
                         POSITION(S)      LENGTH
NAME, ADDRESS AND        HELD WITH        OF TIME
DATE OF BIRTH            TRUST            SERVED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------  ---------------  ------------  -----------------------------------------------
OFFICERS

Hal Liebes               Vice             Since         Managing Director and Global General Counsel of
Credit Suisse Asset      President and    1999          CSAM; Associated with CSAM since 1997; Officer
Management, LLC          Secretary                      of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 07/06/64

Michael A. Pignataro     Chief            Since         Director and Director of Fund Administration of
Credit Suisse Asset      Financial        1999          CSAM; Associated with CSAM since 1984; Officer
Management, LLC          Officer and                    of other Credit Suisse Funds
466 Lexington Avenue     Treasurer
New York, New York
10017-3140

Date of Birth: 11/15/59

Gregory N. Bressler      Assistant        Since         Director and Deputy General Counsel of CSAM;
Credit Suisse Asset      Secretary        2000          Associated with CSAM since January 2000;
Management, LLC                                         Associated with the law firm of Swidler Berlin
466 Lexington Avenue                                    Shereff Friedman LLP from 1996 to 2000; Officer
New York, New York                                      of other Credit Suisse Funds
10017-3140

Date of Birth: 11/17/66

Rocco A. Del Guercio     Assistant        Since         Vice President of CSAM; Associated with CSAM
Credit Suisse Asset      Treasurer        1999          since June 1996; Officer of other Credit Suisse
Management, LLC                                         Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/28/63

Joseph Parascondola      Assistant        Since         Assistant Vice President of CSAM; Associated
Credit Suisse Asset      Treasurer        2000          with CSAM since April 2000; Assistant Vice
Management, LLC                                         President, Deutsche Asset Management from
466 Lexington Avenue                                    January 1999 to April 2000; Assistant Vice
New York, New York                                      President, Weiss, Peck & Greer LLC from November
10017-3140                                              1995 to December 1998; Officer of other Credit
                                                        Suisse Funds
Date of Birth: 06/05/63

                                          TERM
                                          OF OFFICE(1)
                                          AND
                         POSITION(S)      LENGTH
NAME, ADDRESS AND        HELD WITH        OF TIME
DATE OF BIRTH            TRUST            SERVED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------  ---------------  ------------  ----------------------------------------------
OFFICERS

Robert M. Rizza Credit   Assistant        Since         Assistant Vice President of CSAM; Associated
Suisse Asset             Treasurer        2000          with CSAM since 1998; Officer of other Credit
Management, LLC                                         Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

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

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

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam.com


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRGPV-2-1203

[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

ANNUAL REPORT

DECEMBER 31, 2003


CREDIT SUISSE TRUST
- INTERNATIONAL FOCUS PORTFOLIO


CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

MORE COMPLETE INFORMATION ABOUT THE TRUST, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2003; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2003 (Unaudited)

                                                                January 21, 2004

Dear Shareholder:

   For the 12 months ended December 31, 2003, Credit Suisse Trust -- International Focus Portfolio (the "Portfolio") had a gain of 33.09%, versus an increase of 41.42% for the Morgan Stanley Capital International ACWI (All Country World Index) Free Ex-USA Index.1

   The period was a positive one for most stock markets around the world. While markets initially struggled, due largely to shifting perceptions of how a war with Iraq might proceed, they began to recover in late March on progress made by the U.S. and its allies. When the war came to a swift and seemingly successful end in April, a major cloud of uncertainty lifted and investors embraced risk. Optimism over a potential recovery in the U.S. economy -- and by extension, the global economy -- also supported equities. Grounds for this optimism included historically low interest rates, a significant tax-reduction package in the U.S., and an upturn in leading economic indicators in the U.S., Europe and Asia. By the end of the period, the various stimulus tools appeared to be paying off, with third-quarter GDP growth in the U.S. exceeding most analysts' expectations.

   For dollar-based investors, returns were enhanced by a strengthening in the euro and Japanese yen vs. the U.S. dollar, although the rise in these currencies hampered the stocks of certain Japanese and European exporting companies late in the period.

   The Portfolio participated in the global rally but underperformed its benchmark. Factors that hindered the Portfolio's relative return included its underweighting in or avoidance of certain Australian and non-Japan Asian stocks that had strong rallies. The Portfolio's underexposure to the euro during much of the period also hampered its performance. On the positive side, stock selection in Japan was a positive for the Portfolio, as it was in Europe as a whole.

   Our general view is that the quality and consistency of earnings will matter more to investors in 2004 (stocks of less profitable companies generally outperformed in 2003). Though we are not inclined to take a defensive stance at present, we will continue to adhere to our "fair value" stock-selection discipline, with a focus on our perception of profitable companies with sustainable earnings-growth potential.

   On the currency front, we think that the dollar could continue to weaken, but at a slower pace. The recent strength in the yen and euro could hamper major exporters to the U.S. (partly because of that, we are maintaining a modest underweighting in Japan for now). Still, we will look for opportunities to purchase exporter stocks at attractive valuations.

   From a sector perspective, we favored the industrial area, ending the period with a December 31, 2003 (Unaudited) sizable overweighting. We believe that a number of industrial companies could benefit from a rise in capital expenditures over the next year, as this type of spending replaces the consumer as the main economic pillar.

   We were roughly neutrally weighted in the materials sector, but intend to scale back our exposure over the intermediate term. Rising commodity prices have supported many materials stocks; however, we think that much optimism is now priced into these shares, and that specific commodities are nearing price peaks. One exception may be paper, and we remain overweighted in that subsector. In the financial sector, where we are underweighted, we have been gradually shifting away from retail banks in favor of companies with more exposure to the capital markets.

   Finally, despite the now prolonged outperformance of emerging stock markets vs. developed markets, we continue to have a generally positive view on the group. Certain areas remain attractively valued in our view, especially considering that emerging markets tend to be highly and positively correlated with growth in the United States.

   The Credit Suisse International Equity Team

Nancy Nierman
Anne S. Budlong
Greg Norton-Kidd
Emily Alejos
Harry M. Jaffe
Chris Matyszewski

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THE PORTFOLIO'S 15 LARGEST HOLDINGS MAY ACCOUNT FOR 40% OR MORE OF THE PORTFOLIO'S ASSETS. AS A RESULT OF THIS STRATEGY, THE PORTFOLIO MAY BE SUBJECT TO GREATER VOLATILITY THAN A PORTFOLIO THAT INVESTS IN A LARGER NUMBER OF ISSUES.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
              CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
     AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ACWI FREE EX-USA INDEX(1)
                            FROM INCEPTION (6/30/95).

                      CREDIT SUISSE TRUST --               MSCI ALL COUNTRY WORLD INDEX
                      INTERNATIONAL FOCUS PORTFOLIO        FREE EX-USA INDEX(1)
 6/30/1995                      $ 10,000                              $  9,862
 7/31/1995                      $ 10,270                              $ 10,422
 8/31/1995                      $ 10,490                              $ 10,060
 9/30/1995                      $ 10,590                              $ 10,232
10/31/1995                      $ 10,320                              $  9,959
11/30/1995                      $ 10,480                              $ 10,192
12/31/1995                      $ 10,730                              $ 10,595
 1/31/1996                      $ 11,082                              $ 10,741
 2/29/1996                      $ 11,042                              $ 10,741
 3/31/1996                      $ 11,344                              $ 10,941
 4/30/1996                      $ 11,898                              $ 11,273
 5/31/1996                      $ 11,657                              $ 11,104
 6/30/1996                      $ 11,798                              $ 11,160
 7/31/1996                      $ 11,163                              $ 10,789
 8/31/1996                      $ 11,254                              $ 10,853
 9/30/1996                      $ 11,485                              $ 11,122
10/31/1996                      $ 11,334                              $ 11,011
11/30/1996                      $ 11,777                              $ 11,436
12/31/1996                      $ 11,801                              $ 11,303
 1/31/1997                      $ 11,832                              $ 11,095
 2/28/1997                      $ 12,027                              $ 11,299
 3/31/1997                      $ 11,955                              $ 11,275
 4/30/1997                      $ 12,212                              $ 11,370
 5/31/1997                      $ 13,045                              $ 12,073
 6/30/1997                      $ 13,569                              $ 12,739
 7/31/1997                      $ 13,908                              $ 12,997
 8/31/1997                      $ 12,778                              $ 11,974
 9/30/1997                      $ 13,364                              $ 12,622
10/31/1997                      $ 11,965                              $ 11,547
11/30/1997                      $ 11,657                              $ 11,403
12/31/1997                      $ 11,535                              $ 11,534
 1/31/1998                      $ 11,678                              $ 11,879
 2/28/1998                      $ 12,480                              $ 12,672
 3/31/1998                      $ 13,173                              $ 13,110
 4/30/1998                      $ 13,481                              $ 13,203
 5/31/1998                      $ 13,426                              $ 12,964
 6/30/1998                      $ 13,063                              $ 12,915
 7/31/1998                      $ 13,283                              $ 13,038
 8/31/1998                      $ 11,370                              $ 11,199
 9/30/1998                      $ 10,853                              $ 10,963
10/31/1998                      $ 11,469                              $ 12,111
11/30/1998                      $ 12,041                              $ 12,762
12/31/1998                      $ 12,151                              $ 13,202
 1/31/1999                      $ 12,207                              $ 13,188
 2/28/1999                      $ 11,831                              $ 12,892
 3/31/1999                      $ 12,295                              $ 13,515
 4/30/1999                      $ 12,561                              $ 14,191
 5/31/1999                      $ 12,008                              $ 13,524
 6/30/1999                      $ 12,992                              $ 14,146
 7/31/1999                      $ 13,710                              $ 14,477
 8/31/1999                      $ 13,910                              $ 14,528
 9/30/1999                      $ 14,120                              $ 14,626
10/31/1999                      $ 14,816                              $ 15,170
11/30/1999                      $ 16,596                              $ 15,777
12/31/1999                      $ 18,644                              $ 17,282
 1/31/2000                      $ 17,829                              $ 16,344
 2/29/2000                      $ 19,079                              $ 16,785
 3/31/2000                      $ 18,566                              $ 17,417
 4/30/2000                      $ 16,958                              $ 16,445
 5/31/2000                      $ 16,400                              $ 16,024
 6/30/2000                      $ 17,014                              $ 16,707
 7/31/2000                      $ 16,121                              $ 16,047
 8/31/2000                      $ 16,601                              $ 16,246
 9/30/2000                      $ 15,384                              $ 15,344
10/31/2000                      $ 14,357                              $ 14,857
11/30/2000                      $ 13,453                              $ 14,190
12/31/2000                      $ 13,816                              $ 14,675
 1/31/2001                      $ 14,022                              $ 14,895
 2/28/2001                      $ 12,631                              $ 13,716
 3/31/2001                      $ 11,563                              $ 12,746
 4/30/2001                      $ 12,104                              $ 13,613
 5/31/2001                      $ 11,807                              $ 13,237
 6/30/2001                      $ 11,614                              $ 12,729
 7/31/2001                      $ 11,421                              $ 12,446
 8/31/2001                      $ 11,099                              $ 12,137
 9/30/2001                      $  9,863                              $ 10,849
10/31/2001                      $ 10,121                              $ 11,153
11/30/2001                      $ 10,546                              $ 11,664
12/31/2001                      $ 10,739                              $ 11,814
 1/31/2002                      $ 10,558                              $ 11,308
 2/28/2002                      $ 10,520                              $ 11,389
 3/31/2002                      $ 11,099                              $ 12,055
 4/30/2002                      $ 11,061                              $ 12,134
 5/31/2002                      $ 11,035                              $ 12,266
 6/30/2002                      $ 10,571                              $ 11,736
 7/31/2002                      $  9,412                              $ 10,592
 8/31/2002                      $  9,451                              $ 10,593
 9/30/2002                      $  8,266                              $  9,471
10/31/2002                      $  8,627                              $  9,979
11/30/2002                      $  8,897                              $ 10,458
12/31/2002                      $  8,601                              $ 10,121
 1/31/2003                      $  8,215                              $  9,766
 2/28/2003                      $  8,073                              $  9,568
 3/31/2003                      $  7,880                              $  9,383
 4/30/2003                      $  8,691                              $ 10,287
 5/31/2003                      $  9,116                              $ 10,942
 6/30/2003                      $  9,361                              $ 11,245
 7/31/2003                      $  9,593                              $ 11,542
 8/31/2003                      $  9,940                              $ 11,886
 9/30/2003                      $  9,934                              $ 12,219
10/31/2003                      $ 10,645                              $ 13,011
11/30/2003                      $ 10,697                              $ 13,295
12/31/2003                      $ 11,447                              $ 14,310

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or Plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds.

                      AVERAGE ANNUAL RETURNS AS OF 12/31/03

          1 YEAR                     5 YEAR                  SINCE INCEPTION
          ------                     ------                  ---------------
          33.09%                     (1.19%)                      1.60%

----------
(1) The Morgan Stanley Capital International ACWI (All Country World Index) Free Ex-USA Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the global developed and emerging markets, excluding the U.S. It is the exclusive property of Morgan Stanley Capital International, Inc. Investors cannot invest directly in an index.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2003

                                                                 NUMBER OF
                                                                   SHARES       VALUE
                                                                 ---------  --------------
COMMON STOCKS (97.4%)
BRAZIL (3.6%)
METALS & MINING (2.1%)
    Companhia Vale do Rio Doce ADR                                  23,300  $    1,363,050
    Companhia Vale do Rio Doce ADR Class A                          11,120         572,791
                                                                            --------------
                                                                                 1,935,841
                                                                            --------------
OIL & GAS (1.5%)
    Petroleo Brasileiro SA ADR                                      44,840       1,311,122
                                                                            --------------
TOTAL BRAZIL                                                                     3,246,963
                                                                            --------------
FINLAND (3.5%)
COMMUNICATIONS EQUIPMENT (1.4%)
    Nokia Oyj                                                       76,070       1,315,487
                                                                            --------------
PAPER & FOREST PRODUCTS (2.1%)
    Stora Enso Oyj                                                 140,990       1,899,308
                                                                            --------------
TOTAL FINLAND                                                                    3,214,795
                                                                            --------------
FRANCE (13.9%)
AUTOMOBILES (1.8%)
    Renault SA                                                      23,640       1,631,063
                                                                            --------------
BANKS (4.4%)
    BNP Paribas SA                                                  37,510       2,361,878
    Credit Agricole SA                                              68,694       1,640,232
                                                                            --------------
                                                                                 4,002,110
                                                                            --------------
CONSTRUCTION & ENGINEERING (1.6%)
    Vinci SA                                                        18,030       1,493,022
                                                                            --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
    France Telecom SA*                                              60,240       1,721,792
                                                                            --------------
MEDIA (1.9%)
    Lagardere S.C.A.@                                               30,590       1,766,022
                                                                            --------------
MULTILINE RETAIL (1.2%)
    Pinault-Printemps-Redoute SA                                    10,810       1,045,138
                                                                            --------------
TEXTILES & APPAREL (1.1%)
    LVMH Moet Hennessy Louis Vuitton SA                             13,650         993,446
                                                                            --------------
TOTAL FRANCE                                                                    12,652,593
                                                                            --------------
GERMANY (8.9%)
AUTOMOBILES (1.4%)
    DaimlerChrysler AG                                              27,910       1,302,559
                                                                            --------------
CHEMICALS (2.0%)
    BASF AG                                                         32,840       1,846,627
                                                                            --------------
ELECTRIC UTILITIES (1.7%)
    E.ON AG                                                         23,300       1,520,611
                                                                            --------------
INDUSTRIAL CONGLOMERATES (2.1%)
    Siemens AG                                                      23,645       1,893,864
                                                                            --------------

                 See Accompanying Notes to Financial Statements.

                                                                 NUMBER OF
                                                                   SHARES        VALUE
                                                                 ---------  --------------
COMMON STOCKS
GERMANY
MACHINERY (1.7%)
    MAN AG                                                          49,020  $    1,487,045
                                                                            --------------
TOTAL GERMANY                                                                    8,050,706
                                                                            --------------
HONG KONG (0.5%)
INDUSTRIAL CONGLOMERATES (0.5%)
    Hutchison Whampoa, Ltd.                                         62,000         455,192
                                                                            --------------
TOTAL HONG KONG                                                                    455,192
                                                                            --------------
IRELAND (1.5%)
BANKS (1.5%)
    Bank of Ireland                                                101,260       1,379,423
                                                                            --------------
TOTAL IRELAND                                                                    1,379,423
                                                                            --------------
ITALY (3.1%)
OIL & GAS (3.1%)
    Eni SpA*                                                       150,710       2,843,868
                                                                            --------------
TOTAL ITALY                                                                      2,843,868
                                                                            --------------
JAPAN (18.1%)
AUTOMOBILES (1.3%)
    Honda Motor Company, Ltd.                                       27,400       1,216,982
                                                                            --------------
ELECTRICAL EQUIPMENT (1.5%)
    Nitto Denko Corp.                                               26,100       1,388,168
                                                                            --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.9%)
    Kyocera Corp.                                                   14,100         939,386
    Omron Corp.                                                     84,800       1,721,004
                                                                            --------------
                                                                                 2,660,390
                                                                            --------------
HOUSEHOLD PRODUCTS (2.2%)
    Uni-Charm Corp.                                                 40,200       1,976,803
                                                                            --------------
LEISURE EQUIPMENT & PRODUCTS (1.6%)
    Nintendo Company, Ltd.                                              20           1,866
    Yamaha Corp.                                                    72,100       1,416,166
                                                                            --------------
                                                                                 1,418,032
                                                                            --------------
MACHINERY (3.2%)
    FANUC, Ltd.                                                     21,000       1,258,001
    THK Company, Ltd.@                                              79,600       1,619,185
                                                                            --------------
                                                                                 2,877,186
                                                                            --------------
MARINE (1.1%)
    Nippon Yusen Kabushiki Kaisha                                  218,000         986,564
                                                                            --------------
SPECIALTY RETAIL (1.0%)
    Yamada Denki Company, Ltd.                                      27,700         930,484
                                                                            --------------

                 See Accompanying Notes to Financial Statements.

                                                                 NUMBER OF
                                                                   SHARES        VALUE
                                                                 ---------  --------------
COMMON STOCKS
JAPAN
TRADING COMPANIES & DISTRIBUTORS (2.2%)
    Mitsubishi Corp.                                               190,000  $    2,013,997
                                                                            --------------
WIRELESS TELECOMMUNICATION SERVICES (1.1%)
    NTT DoCoMo, Inc.                                                   450       1,020,342
                                                                            --------------
TOTAL JAPAN                                                                     16,488,948
                                                                            --------------
MEXICO (2.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
    Telefonos de Mexico SA de CV ADR                                27,450         906,673
                                                                            --------------
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
    America Movil SA de CV ADR Series L                             40,790       1,115,199
                                                                            --------------
TOTAL MEXICO                                                                     2,021,872
                                                                            --------------
NETHERLANDS (6.5%)
DIVERSIFIED FINANCIALS (2.6%)
    ING Groep NV                                                   103,730       2,419,230
                                                                            --------------
FOOD PRODUCTS (1.8%)
    Koninklijke Numico NV@*                                         58,370       1,613,124
                                                                            --------------
MEDIA (2.1%)
    VNU NV                                                          59,300       1,873,692
                                                                            --------------
TOTAL NETHERLANDS                                                                5,906,046
                                                                            --------------
NORWAY (2.1%)
BANKS (2.1%)
    DnB Holding ASA@                                               283,810       1,894,114
                                                                            --------------
TOTAL NORWAY                                                                     1,894,114
                                                                            --------------
SINGAPORE (2.5%)
BANKS (2.5%)
    DBS Group Holdings, Ltd.                                        67,000         579,933
    United Overseas Bank, Ltd.                                     221,547       1,721,969
                                                                            --------------
TOTAL SINGAPORE                                                                  2,301,902
                                                                            --------------
SOUTH KOREA (2.0%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.0%)
    Samsung Electronics Company, Ltd.                                4,925       1,864,184
                                                                            --------------
TOTAL SOUTH KOREA                                                                1,864,184
                                                                            --------------
SPAIN (1.6%)
ELECTRIC UTILITIES (1.6%)
    Endesa SA                                                       73,430       1,412,470
                                                                            --------------
TOTAL SPAIN                                                                      1,412,470
                                                                            --------------

                 See Accompanying Notes to Financial Statements.

                                                                 NUMBER OF
                                                                   SHARES       VALUE
                                                                 ---------  --------------
COMMON STOCKS
SWEDEN (1.4%)
MACHINERY (1.4%)
    SKF AB Class B                                                  33,190  $    1,282,340
                                                                            --------------
TOTAL SWEDEN                                                                     1,282,340
                                                                            --------------
SWITZERLAND (8.9%)
BANKS (2.6%)
    UBS AG                                                          34,060       2,332,631
                                                                            --------------
FOOD PRODUCTS (2.3%)
    Nestle SA                                                        8,350       2,086,234
                                                                            --------------
INSURANCE (2.1%)
    Zurich Financial Services AG                                    13,560       1,951,631
                                                                            --------------
PHARMACEUTICALS (1.9%)
    Novartis AG                                                     37,626       1,708,268
                                                                            --------------
TOTAL SWITZERLAND                                                                8,078,764
                                                                            --------------
TAIWAN (1.5%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.5%)
    Taiwan Semiconductor Manufacturing Company, Ltd.               720,080       1,346,836
                                                                            --------------
TOTAL TAIWAN                                                                     1,346,836
                                                                            --------------
UNITED KINGDOM (15.6%)
BANKS (1.2%)
    HSBC Holdings PLC                                               71,600       1,129,738
                                                                            --------------
BEVERAGES (1.3%)
    Diageo PLC                                                      86,340       1,136,028
                                                                            --------------
COMMERCIAL SERVICES & SUPPLIES (1.5%)
    Capita Group PLC                                               320,400       1,393,762
                                                                            --------------
FOOD PRODUCTS (1.8%)
    Cadbury Schweppes PLC                                          225,250       1,654,257
                                                                            --------------
INDUSTRIAL CONGLOMERATES (1.6%)
    FKI PLC                                                        747,323       1,431,469
                                                                            --------------
OIL & GAS (1.6%)
    BP PLC                                                         180,300       1,462,122
                                                                            --------------
PHARMACEUTICALS (4.5%)
    AstraZeneca PLC                                                 48,420       2,323,001
         GlaxoSmithKline PLC                                        79,020       1,810,659
                                                                            --------------
                                                                                 4,133,660
                                                                            --------------
WIRELESS TELECOMMUNICATION SERVICES (2.1%)
    Vodafone Group PLC                                             753,050       1,867,082
                                                                            --------------
TOTAL UNITED KINGDOM                                                            14,208,118
                                                                            --------------

TOTAL COMMON STOCKS (Cost $68,898,829)                                          88,649,134
                                                                            --------------

                 See Accompanying Notes to Financial Statements.

                                                                    PAR
                                                                   (000)        VALUE
                                                                 ---------  --------------
SHORT-TERM INVESTMENTS (9.3%)
    Barclays Tri-Party Repurchase Agreement, (Agreement
    dated 12/31/03, to be repurchased at $6,391,012,
    collateralized by $107,722 Federal National Mortgage
    Association 4.00% -5.13% due 9/2/08-1/2/14,
    $1,553,157 Federal Home Loan Mortgage Corporation
    3.00% -5.88% due 7/15/04-11/5/12, and $4,857,610
    Federal Home Loan Bank 2.38% due 2/15/06-8/15/06
    Market value of collateral is $6,518,489), 1.010%,
    1/02/04@@                                                    $   6,391  $    6,390,658

    State Street Bank and Trust Co. Euro Time
      Deposit, 0.750%, 1/02/04                                       2,059       2,059,000
                                                                            --------------

TOTAL SHORT-TERM INVESTMENTS (Cost $8,449,658)                                   8,449,658
                                                                            --------------

TOTAL INVESTMENTS AT VALUE (106.7%) (Cost $77,348,487)                          97,098,792

LIABILITIES IN EXCESS OF OTHER ASSETS (-6.7%)                                   (6,129,232)
                                                                            --------------

NET ASSETS (100.0%)                                                         $   90,969,560
                                                                            ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depositary Receipt

 *   Non-income producing security.
 @   Security or portion thereof is out on loan.
@@ Represents security purchased with cash collateral received for securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
    Investments at value, including collateral for securities on loan of
      $6,390,658 (Cost $77,348,487) (Note 1)                                     $   97,098,792(1)
    Cash                                                                                    924
    Foreign currency at value (Cost $235,943)                                           239,632
    Dividend and interest receivable                                                    198,174
    Receivable for portfolio shares sold                                                  1,219
    Prepaid expenses and other assets                                                    16,306
                                                                                 --------------
      Total Assets                                                                   97,555,047
                                                                                 --------------
LIABILITIES
    Advisory fee payable (Note 2)                                                        75,276
    Administrative services fee payable (Note 2)                                         16,476
    Payable upon return of securities loaned (Note 1)                                 6,390,658
    Payable for portfolio shares redeemed                                                57,869
    Other accrued expenses payable                                                       45,208
                                                                                 --------------
      Total Liabilities                                                               6,585,487
                                                                                 --------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                             10,273
    Paid-in capital (Note 5)                                                        203,780,053
    Undistributed net investment income                                                 824,282
    Accumulated net realized loss on investments and foreign
      currency transactions                                                        (133,411,410)
    Net unrealized appreciation from investments and foreign currency
      translations                                                                   19,766,362
                                                                                 --------------
      Net Assets                                                                 $   90,969,560
                                                                                 ==============
    Shares outstanding                                                               10,273,416
                                                                                 --------------
    Net asset value, offering price, and redemption price per share              $         8.85
                                                                                 ==============

(1)  Includes $6,063,064 of securities on loan.

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

INVESTMENT INCOME (Note 1)
    Dividends                                                                    $    2,318,179
    Interest                                                                             22,730
    Securities lending                                                                   14,359
    Foreign taxes withheld                                                             (334,668)
                                                                                 --------------
      Total investment income                                                         2,020,600
                                                                                 --------------
EXPENSES
    Investment advisory fees (Note 2)                                                   834,069
    Administrative services fees (Note 2)                                               135,302
    Printing fees (Note 2)                                                               63,901
    Custodian fees                                                                       56,240
    Legal fees                                                                           33,225
    Audit fees                                                                           22,960
    Insurance expense                                                                    11,386
    Transfer agent fees                                                                   6,098
    Commitment fees (Note 3)                                                              3,008
    Interest expense (Note 3)                                                             1,858
    Trustees' fees                                                                        2,310
    Miscellaneous expense                                                                 8,674
                                                                                 --------------
      Total expenses                                                                  1,179,031
                                                                                 --------------
        Net investment income                                                           841,569
                                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (Loss) FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS
    Net realized gain from investments                                                  284,115
    Net realized loss on foreign currency transactions                                  (15,605)
    Net change in unrealized appreciation (depreciation) from investments            23,384,255
    Net change in unrealized appreciation (depreciation) from
      foreign currency translations                                                      (3,336)
                                                                                 --------------
    Net realized and unrealized gain from investments and
      foreign currency related items                                                 23,649,429
                                                                                 --------------
    Net increase in net assets resulting from operations                         $   24,490,998
                                                                                 ==============

                 See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FOR THE YEAR      FOR THE YEAR
                                                                           ENDED             ENDED
                                                                     DECEMBER 31, 2003  DECEMBER 31, 2002
                                                                     -----------------  -----------------
FROM OPERATIONS
  Net investment income                                                $      841,569    $      756,218
  Net realized gain (loss) on investments and foreign
    currency transactions                                                     268,510       (30,686,897)
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency translations                          23,380,919         5,991,103
                                                                       --------------    --------------
    Net increase (decrease) in net assets resulting from
      operations                                                           24,490,998       (23,939,576)
                                                                       --------------    --------------
FROM DIVIDENDS
  Dividends from net investment income                                       (388,857)               --
                                                                       --------------    --------------
    Net decrease in net assets resulting from dividends                      (388,857)               --
                                                                       --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                             91,489,957       252,210,070
  Reinvestment of dividends                                                   388,857                --
  Net asset value of shares redeemed                                     (111,398,881)     (289,608,452)
                                                                       --------------    --------------
    Net decrease in net assets from capital share transactions            (19,520,067)      (37,398,382)
                                                                       --------------    --------------
  Net increase (decrease) in net assets                                     4,582,074       (61,337,958)

NET ASSETS
  Beginning of year                                                        86,387,486       147,725,444
                                                                       --------------    --------------
  End of year                                                          $   90,969,560    $   86,387,486
                                                                       ==============    ==============
  Undistributed Net Investment Income                                  $      824,282    $      388,822
                                                                       ==============    ==============

                 See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)

                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------
                                                       2003            2002          2001           2000          1999(1)
                                                    -----------    -----------    -----------    -----------    -----------
PER SHARE DATA
  Net asset value, beginning of year                $      6.68    $      8.34    $     10.73    $     16.70    $     10.99
                                                    -----------    -----------    -----------    -----------    -----------
INVESTMENT OPERATIONS
  Net investment income                                    0.09           0.06           0.05           0.10           0.08
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                         2.12          (1.72)         (2.44)         (4.42)          5.78
                                                    -----------    -----------    -----------    -----------    -----------
      Total from investment operations                     2.21          (1.66)         (2.39)         (4.32)          5.86
                                                    -----------    -----------    -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                    (0.04)            --             --          (0.08)         (0.15)
  Distributions from net realized gains                      --             --             --          (1.56)            --
  Return of capital                                          --             --             --          (0.01)            --
                                                    -----------    -----------    -----------    -----------    -----------
      Total dividends and distributions                   (0.04)            --             --          (1.65)         (0.15)
                                                    -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                        $      8.85    $      6.68    $      8.34    $     10.73    $     16.70
                                                    ===========    ===========    ===========    ===========    ===========
      Total return(2)                                     33.09%        (19.90)%       (22.27)%       (25.90)%        53.43%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)            $    90,970    $    86,387    $   147,725    $   473,249    $   610,547
    Ratio of expenses to average net assets(3)             1.41%          1.42%          1.30%          1.31%          1.33%
    Ratio of net investment income to average
      net assets                                           1.01%          0.61%          0.34%          0.57%          0.63%
  Portfolio turnover rate                                   131%           134%           166%           112%           145%

(1) Certain dividend and distribution amounts have been reclassified to conform to the current year presentation.

(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% and .01% for the years ended December 31, 2000 and 1999, respectively. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.29% and 1.32% for the years ended December 31, 2000 and 1999, respectively. For the years ended December 31, 2003, 2002, and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940 as amended, and currently offers eight managed investment portfolios of which one, the International Focus Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by the Board of Trustees under procedures established by the Board of Trustees.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period.

Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2003, the Portfolio had no open forward foreign currency contracts.

   I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Portfolio in connection with securities lending activity is pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, money market instruments and the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   The market value of securities on loan to brokers and the value of collateral held by the Portfolio with respect to such loans at December 31, 2003 is as follows:

               MARKET VALUE OF                            VALUE OF
              SECURITIES LOANED                     COLLATERAL RECEIVED
              -----------------                     -------------------
                $ 6,063,064                             $ 6,390,658

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Portfolio to act as the Portfolio's securities lending agent. Prior to April 1, 2003, CSFB had agreed to charge the Portfolio fees for its securities lending activities equal to its costs in providing services as securities lending agent and had voluntarily waived such fees through March 31, 2003. Effective April 1, 2003, the Portfolio and CSFB entered into an arrangement to share the income earned from securities lending activities, whereby, generally, the Portfolio will receive 75% and CSFB will receive 25% of the income, in accordance with the provisions of the securities lending agency agreement. If CSFB should enter into a securities lending agency agreement with another comparable investment company client under which it will receive a smaller proportion of the fees, its fee agreement with the Portfolio shall be reduced to such lower fee amount. Securities lending income is accrued as earned.

   J) OTHER -- The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or gains are earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 1.00% of the Portfolio's average daily net assets. For the year ended December 31, 2003, investment advisory fees earned were $834,069.

   Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K."), Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan") and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), affiliates of CSAM, are sub-investment advisers to the Portfolio. CSAM Ltd. U.K., CSAM Ltd. Japan, and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Portfolio.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. For the year ended December 31, 2003, co-administrative services fees earned by CSAMSI were $83,407.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio subject to an annual minimum fee.

          AVERAGE DAILY NET ASSETS                    ANNUAL RATE
          ------------------------                    -----------
          First $5 billion                   0.050% of average daily net assets
          Next $5 billion                    0.035% of average daily net assets
          Over $10 billion                   0.020% of average daily net assets

   For the year ended December 31, 2003, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $51,895.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   For the year ended December 31, 2003, CSFB received $4,941 in fees for its securities lending activities.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2003, Merrill was paid $18,636 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2003, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2003, the Portfolio had borrowings under the Credit Facility as follows:

          AVERAGE DAILY         WEIGHTED AVERAGE           MAXIMUM DAILY
          LOAN BALANCE           INTEREST RATE %          LOAN OUTSTANDING
          -------------         ----------------          ----------------
           $ 2,367,375               1.766%                  $ 4,170,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) were $106,102,663 and $126,503,398, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                                                 FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                  DECEMBER 31, 2003   DECEMBER 31, 2002
                                                 ------------------  ------------------
Shares sold                                          13,623,363           31,416,820
Shares issued in reinvestment of dividends               49,917                   --
Shares redeemed                                     (16,338,646)         (36,191,927)
                                                    -----------          -----------
Net decrease                                         (2,665,366)          (4,775,107)
                                                    ===========          ===========

   On December 31, 2003, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio were as follows:

                                NUMBER OF           APPROXIMATE PERCENTAGE
                               SHAREHOLDERS         OF OUTSTANDING SHARES
                               ------------         ----------------------
                                    4                         90%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, and losses deferred due to wash sales.

   The tax character of dividends and distributions paid during the years ended December 31, 2003 and 2002 for the Portfolio was as follows:

                               ORDINARY INCOME
                            ---------------------
                               2003        2002
                            ---------    --------
                            $ 388,857       --

   At December 31, 2003, the components of distributable earnings on a tax basis for the Portfolio were as follows:

          Undistributed ordinary income                   $      824,282
          Accumulated net realized loss                     (133,103,702)
          Unrealized appreciation                             19,458,654
                                                          --------------
                                                          $ (112,820,766)
                                                          ==============

   At December 31, 2003, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

                              EXPIRES DECEMBER 31,
          -------------------------------------------------------------
               2009                   2010                     2011
          -------------          -------------             ------------
          $ (92,606,907)         $ (37,413,453)            $ (3,083,342)

   Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2003, the Portfolio had no net losses arising between November 1, 2003 and December 31, 2003.

   At December 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $77,656,194, $19,512,626, $(70,028) and $19,442,598, respectively.

   At December 31, 2003, the Portfolio reclassified $17,252 from undistributed net investment income to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions. Net assets were not affected by these reclassifications.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST-- INTERNATIONAL FOCUS PORTFOLIO
REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust-International Focus Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Focus Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 3, 2004

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                          TERM                                    NUMBER OF
                                          OF OFFICE(1)                            PORTFOLIOS IN
                                          AND                                     FUND
                           POSITION(S)    LENGTH        PRINCIPAL                 COMPLEX        OTHER
NAME, ADDRESS AND          HELD WITH      OF TIME       OCCUPATION(S) DURING      OVERSEEN BY    DIRECTORSHIPS
DATE OF BIRTH              TRUST          SERVED        PAST FIVE YEARS           TRUSTEE        HELD BY TRUSTEE
-------------------------  -------------  ------------  -----------------------   -------------  ---------------
INDEPENDENT TRUSTEES

Richard H. Francis         Trustee,       Since         Currently retired         43             None
c/o Credit Suisse Asset    Nominating     1999
Management, LLC            and
466 Lexington Avenue       Audit
New York, New York         Committee
10017-3140                 Member

Date of Birth: 04/23/32

Jeffrey E. Garten(2)       Trustee,       Since         Dean of Yale School of    42             Director of
Box 208200                 Nominating     1998          Management and                           Aetna, Inc.
New Haven, Connecticut     and                          William S. Beinecke                      (insurance
06520-8200                 Audit                        Professor in the                         company);
                           Committee                    Practice of                              Director of
Date of Birth: 10/29/46    Member                       International                            Calpine
                                                        Trade and Finance                        Corporation
                                                        (11/95 - present)                        (energy
                                                                                                 provider);
                                                                                                 Director of
                                                                                                 CarMax Group
                                                                                                 (used car
                                                                                                 dealers)

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                          TERM                                    NUMBER OF
                                          OF OFFICE(1)                            PORTFOLIOS IN
                                          AND                                     FUND
                           POSITION(S)    LENGTH        PRINCIPAL                 COMPLEX        OTHER
NAME, ADDRESS AND          HELD WITH      OF TIME       OCCUPATION(S) DURING      OVERSEEN BY    DIRECTORSHIPS
DATE OF BIRTH              TRUST          SERVED        PAST FIVE YEARS           TRUSTEE        HELD BY TRUSTEE
-------------------------  -------------  ------------  -----------------------   -------------  ---------------
INDEPENDENT TRUSTEES

Peter F. Krogh             Trustee,       Since         Dean Emeritus and         42             Director
301 ICC                    Nominating     2001          Distinguished Professor                  of Carlisle
Georgetown University      and                          of International                         Companies
Washington, DC 20057       Audit                        Affairs at the Edmund                    Incorporated
                           Committee                    A. Walsh School of                       (diversified
Date of Birth: 02/11/37    Member                       Foreign Service,                         manufacturing
                                                        Georgetown University                    company);
                                                        (6/95 - present);                        Member of
                                                        Moderator of PBS                         Selection
                                                        foreign affairs                          Committee
                                                        television                               for Truman
                                                        series (1988 - 2000)                     Scholars and
                                                                                                 Henry Luce
                                                                                                 Scholars; Senior
                                                                                                 Associate of
                                                                                                 Center for
                                                                                                 Strategic and
                                                                                                 International
                                                                                                 Studies; Trustee
                                                                                                 of numerous
                                                                                                 world affairs
                                                                                                 organizations

James S. Pasman, Jr.       Trustee,       Since         Currently retired         44             Director of
c/o Credit Suisse Asset    Nominating     1999                                                   Education
Management, LLC            and                                                                   Management
466 Lexington Avenue       Audit                                                                 Corp.
New York, New York         Committee
10017-3140                 Member

Date of Birth: 12/20/30

Steven N. Rappaport        Trustee,       Since         Partner of Lehigh Court,  44             None
Lehigh Court, LLC          Nominating     1999          LLC and RZ Capital
40 East 52nd Street        Committee                    (private investment
New York, New York         Member and                   firms) (7/02 - present);
10022                      Audit                        Consultant to SunGard
                           Committee                    Securities Finance, Inc.
Date of Birth: 07/10/48    Chairman                     from February 2002 to
                                                        July 2002; President of
                                                        SunGard Securities
                                                        Finance, Inc. from 2001
                                                        to February 2002;
                                                        President of Loanet, Inc.
                                                        (on-line accounting
                                                        service) from 1997
                                                        to 2001

                                          TERM                                    NUMBER OF
                                          OF OFFICE(1)                            PORTFOLIOS IN
                                          AND                                     FUND
                           POSITION(S)    LENGTH        PRINCIPAL                 COMPLEX        OTHER
NAME, ADDRESS AND          HELD WITH      OF TIME       OCCUPATION(S) DURING      OVERSEEN BY    DIRECTORSHIPS
DATE OF BIRTH              TRUST          SERVED        PAST FIVE YEARS           TRUSTEE        HELD BY TRUSTEE
-------------------------  -------------  ------------  ------------------------  -------------  ---------------
INTERESTED TRUSTEES

Joseph D. Gallagher(3)     Trustee,       Since         Managing Director, Chief  45             None
Credit Suisse Asset        Chairman of    2003          Executive Officer of
Management, LLC            the Board and                CSAM and Global Chief
466 Lexington Avenue       Chief                        Operating Officer of
New York, New York         Executive                    Credit Suisse Asset
10017-3140                 Officer                      Management since 2003;
                                                        Global Chief Financial
Date of Birth: 12/14/62                                 Officer, Credit Suisse
                                                        Asset Management from
                                                        1999 to 2003; Chief
                                                        Executive Officer and
                                                        Director of Credit
                                                        Suisse Asset Management
                                                        Limited, London,
                                                        England, from
                                                        June 2000 to 2003;
                                                        Director of Credit Suisse
                                                        Asset Management
                                                        Funds (UK) Limited,
                                                        London, England, from
                                                        June 2000 to 2003;
                                                        Managing Director,
                                                        Head - Asian Corporate
                                                        Finance and M&A, Credit
                                                        Suisse First Boston,
                                                        Hong Kong, China, from
                                                        January 1998 to
                                                        May 1999

William W. Priest, Jr.(4)  Trustee        Since         Co-Managing Partner,      49             Director of
Steinberg Priest & Sloane                 1999          Steinberg Priest & Sloane                Globe Wireless,
Capital Management, LLC                                 Capital Management, LLC                  LLC (maritime
12 East 49th Street                                     since March 2001;                        communications
12th Floor                                              Chairman and Managing                    company);
New York, New York                                      Director of CSAM from                    Director of
10017                                                   2000 to February 2001,                   InfraRed X
                                                        Chief Executive Officer                  (medical device
Date of Birth: 09/24/41                                 and Managing Director of                 company)
                                                        CSAM from 1990 to 2000

----------
(3) Mr. Gallagher is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he is an officer of CSAM.
(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                          TERM
                                          OF OFFICE(1)
                                          AND
                           POSITION(S)    LENGTH
NAME, ADDRESS AND          HELD WITH      OF TIME
DATE OF BIRTH              TRUST          SERVED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------  -----------    ------------  ----------------------------------------------------------
OFFICERS

Hal Liebes                 Vice           Since         Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset        President and  1999          Associated with CSAM since 1997; Officer of other Credit
Management, LLC            Secretary                    Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 07/06/64

Michael A. Pignataro       Chief          Since         Director and Director of Fund Administration of CSAM;
Credit Suisse Asset        Financial      1999          Associated with CSAM since 1984; Officer of other Credit
Management, LLC            Officer and                  Suisse Funds
466 Lexington Avenue       Treasurer
New York, New York
10017-3140

Date of Birth: 11/15/59

Gregory N. Bressler        Assistant      Since         Director and Deputy General Counsel of CSAM; Associated
Credit Suisse Asset        Secretary      2000          with CSAM since January 2000; Associated with the law
Management, LLC                                         firm of Swidler Berlin Shereff Friedman LLP from 1996 to
466 Lexington Avenue                                    2000; Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 11/17/66

Rocco A. Del Guercio       Assistant      Since         Vice President of CSAM; Associated with CSAM since
Credit Suisse Asset        Treasurer      1999          June 1996; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/28/63

Joseph Parascondola        Assistant      Since         Assistant Vice President of CSAM; Associated with CSAM
Credit Suisse Asset        Treasurer      2000          since April 2000; Assistant Vice President, Deutsche Asset
Management, LLC                                         Management from January 1999 to April 2000; Assistant
466 Lexington Avenue                                    Vice President, Weiss, Peck & Greer LLC from November
New York, New York                                      1995 to December 1998; Officer of other Credit Suisse
10017-3140                                              Funds

Date of Birth: 06/05/63

                                          TERM
                                          OF OFFICE(1)
                                          AND
                           POSITION(S)    LENGTH
NAME, ADDRESS AND          HELD WITH      OF TIME
DATE OF BIRTH              TRUST          SERVED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------  -----------    ------------  ----------------------------------------------------------
OFFICERS

Robert M. Rizza            Assistant      Since         Assistant Vice President of CSAM; Associated with CSAM
Credit Suisse Asset        Treasurer      2002          since 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
TAX INFORMATION LETTER (UNAUDITED)
December 31, 2003

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

   During the fiscal year ended December 31, 2003, the Portfolio distributed $2,318,179 of foreign source income on which the Portfolio paid foreign taxes of $333,595. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code 1986, as amended the "Code", and the Treasury Regulations thereunder.

                       This page intentionally left blank

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.

                                                                    TRINF-2-1203

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

ANNUAL REPORT

DECEMBER 31, 2003

CREDIT SUISSE TRUST
- SMALL CAP GROWTH PORTFOLIO

CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

MORE COMPLETE INFORMATION ABOUT THE TRUST, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2003; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2003 (Unaudited)

                                                                January 21, 2004

Dear Shareholder:

   For the 12 months ended December 31, 2003, Credit Suisse Trust -- Small Cap Growth Portfolio (the "Portfolio") had a gain of 48.55%, versus an increase of 48.54% for the Russell 2000(R) Growth Index.(1)

   The period was a positive one for the U.S. stock market. Equities initially struggled, hindered by a great deal of uncertainty regarding a looming conflict with Iraq and a related decline in consumer sentiment. Stocks began to recover in March, however, rising rapidly in 2003's second quarter, and then continued to rally in a more subdued manner. When the war came to a swift and seemingly successful end in April, a major cloud of uncertainty lifted and investors embraced risk.

   Optimism over a potential economic recovery also supported equities. Grounds for this optimism included historically low interest rates, a significant tax-reduction package, and an upturn in leading economic indicators around the world. By the end of the period, the various stimulus tools appeared to be paying off, with third-quarter GDP growth in the U.S. exceeding expectations. Within this environment of lowered risk thresholds, small-cap growth stocks performed well in both absolute terms and relative to larger-cap growth stocks.

   The Portfolio performed in line with its benchmark for the period, despite a very challenging investing environment in the middle part of the year. When stocks surged upward during the summer, the rally was paced by lower-tier stocks, specifically micro-cap stocks of companies with little or even negative current earnings. Our focus remained on what we deem to be higher-quality companies. With regard to sector attribution, stocks that helped the Portfolio's return included its consumer discretionary, technology and transportation holdings. Stocks that hindered the Portfolio (in a relative sense) included its energy and materials holdings.

   In terms of sector positioning, the main areas of focus in the Portfolio remained the health-care, consumer-discretionary and technology sectors. Regarding the last, our exposure was roughly evenly divided between software and electronics companies. Both areas, we believe, could continue to benefit from a re-commitment to corporate capital spending. Our overweighting in the consumer-discretionary area reflects the number of interesting company-specific opportunities we continue to see here, ranging from media stocks to niche retail names.

   Within health care, one move we made late in the period was to trim our exposure to HMOs. We decided to scale this exposure back based on valuations -- these stocks have performed well over the past year -- along with a likely slowdown in the rate of HMO premium growth. These companies have been able to raise premium prices significantly for several years now, and we think such growth may be less robust going forward. That said, we still favor certain health-care service companies, such as hospitals, where new technologies are being employed that could boost productivity over time.

   We are generally optimistic that the economy could show sustained, significant growth, aided by the considerable amount of monetary and fiscal stimulus in the system. And since inventories have now declined to noteworthy lows across almost all industries, we believe that re-stocking could be another source of growth during the next few quarters; we will monitor this trend carefully. Finally, we note that merger and acquisition activity appears to be picking up again after a long lull. We expect to see a trend in which more large companies acquire small, growing companies as they shift their focus away from cost-cutting and toward growth-generating strategies. For our part, we will remain focused on companies we deem to have healthy balance sheets and executable business plans.

The Credit Suisse Small/Mid-Cap Growth Team

Sammy Oh
Roger M. Harris
Robert S. Janis

   INVESTMENTS IN SMALL COMPANIES MAY BE MORE VOLATILE AND LESS LIQUID THAN INVESTMENTS IN LARGER COMPANIES.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
               CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
                     AND THE RUSSELL 2000(R) GROWTH INDEX(1)
                           FROM INCEPTION (6/30/95).

              CREDIT SUISSE
               TRUST--SMALL
               CAP GROWTH         RUSSELL 2000(R)
               PORTFOLIO          GROWTH INDEX(1)

6/30/95        $   10,000         $   10,107
7/31/95        $   10,320         $   10,895
8/31/95        $   11,040         $   11,030
9/30/95        $   11,560         $   11,257
10/31/95       $   11,190         $   10,703
11/30/95       $   11,990         $   11,176
12/31/95       $   12,510         $   11,423
1/31/96        $   12,360         $   11,329
2/29/96        $   12,840         $   11,845
3/31/96        $   13,130         $   12,079
4/30/96        $   14,420         $   13,007
5/31/96        $   15,150         $   13,674
6/30/96        $   14,280         $   12,785
7/31/96        $   12,690         $   11,224
8/31/96        $   13,700         $   12,055
9/30/96        $   14,370         $   12,676
10/31/96       $   13,920         $   12,129
11/30/96       $   13,930         $   12,467
12/31/96       $   14,240         $   12,710
1/31/97        $   14,580         $   13,027
2/28/97        $   13,520         $   12,240
3/31/97        $   12,440         $   11,377
4/30/97        $   12,250         $   11,245
5/31/97        $   13,980         $   12,935
6/30/97        $   14,620         $   13,374
7/31/97        $   15,400         $   14,059
8/31/97        $   15,820         $   14,481
9/30/97        $   17,210         $   15,637
10/31/97       $   16,420         $   14,697
11/30/97       $   16,140         $   14,347
12/31/97       $   16,480         $   14,355
1/31/98        $   15,860         $   14,164
2/28/98        $   17,230         $   15,414
3/31/98        $   18,110         $   16,061
4/30/98        $   18,230         $   16,159
5/31/98        $   16,840         $   14,985
6/30/98        $   17,270         $   15,138
7/31/98        $   15,620         $   13,874
8/31/98        $   12,460         $   10,672
9/30/98        $   13,350         $   11,754
10/31/98       $   13,870         $   12,367
11/30/98       $   14,880         $   13,326
12/31/98       $   16,010         $   14,532
1/31/99        $   16,400         $   15,185
2/28/99        $   14,840         $   13,796
3/31/99        $   15,500         $   14,288
4/30/99        $   15,500         $   15,549
5/31/99        $   15,590         $   15,574
6/30/99        $   17,090         $   16,394
7/31/99        $   17,050         $   15,887
8/31/99        $   16,980         $   15,293
9/30/99        $   17,700         $   15,588
10/31/99       $   19,000         $   15,987
11/30/99       $   22,040         $   17,678
12/31/99       $   27,069         $   20,794
1/31/2000      $   26,532         $   20,600
2/29/2000      $   36,017         $   25,393
3/31/2000      $   31,274         $   22,724
4/30/2000      $   26,832         $   20,429
5/31/2000      $   24,145         $   18,640
6/30/2000      $   27,720         $   21,048
7/31/2000      $   24,807         $   19,245
8/31/2000      $   28,227         $   21,269
9/30/2000      $   26,129         $   20,212
10/31/2000     $   24,125         $   18,572
11/30/2000     $   20,219         $   15,200
12/31/2000     $   22,167         $   16,130
1/31/2001      $   22,220         $   17,435
2/28/2001      $   19,309         $   15,045
3/31/2001      $   16,758         $   13,677
4/30/2001      $   19,203         $   15,351
5/31/2001      $   18,897         $   15,707
6/30/2001      $   19,163         $   16,136
7/31/2001      $   18,127         $   14,760
8/31/2001      $   16,944         $   13,837
9/30/2001      $   14,060         $   11,604
10/31/2001     $   15,641         $   12,720
11/30/2001     $   17,263         $   13,782
12/31/2001     $   18,618         $   14,640
1/31/2002      $   17,980         $   14,119
2/28/2002      $   16,505         $   13,206
3/31/2002      $   17,861         $   14,353
4/30/2002      $   17,303         $   14,043
5/31/2002      $   16,093         $   13,222
6/30/2002      $   14,578         $   12,101
7/31/2002      $   12,239         $   10,241
8/31/2002      $   12,067         $   10,236
9/30/2002      $   11,522         $    9,497
10/31/2002     $   12,279         $    9,977
11/30/2002     $   13,223         $   10,966
12/31/2002     $   12,346         $   10,209
1/31/2003      $   12,160         $    9,932
2/28/2003      $   11,934         $    9,666
3/31/2003      $   12,107         $    9,812
4/30/2003      $   13,023         $   10,741
5/31/2003      $   14,538         $   11,951
6/30/2003      $   14,671         $   12,182
7/31/2003      $   15,801         $   13,103
8/31/2003      $   16,691         $   13,806
9/30/2003      $   15,947         $   13,457
10/31/2003     $   17,887         $   14,620
11/30/2003     $   18,233         $   15,096
12/31/2003     $   18,339         $   15,003

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or Plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds.

        AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2003
        -----------------------------------------------
        1 YEAR       5 YEARS            SINCE INCEPTION
        ------       -------            ---------------
        48.55%       2.75%              7.39%

----------
(1) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2003

                                                                 NUMBER OF
                                                                   SHARES           VALUE
                                                               --------------   --------------
COMMON STOCKS (96.6%)
AGRICULTURE (1.1%)
    Delta & Pine Land Co.                                             321,500   $    8,166,100
                                                                                --------------
AUTO COMPONENTS (1.0%)
    Quantum Fuel Systems Technologies Worldwide, Inc.*                960,200        7,720,008
                                                                                --------------
BANKS (1.9%)
    Boston Private Financial Holdings, Inc.                           295,200        7,332,768
    IndyMac Bancorp, Inc.                                             255,700        7,617,303
                                                                                --------------
                                                                                    14,950,071
                                                                                --------------
BIOTECHNOLOGY (2.3%)
    BioMarin Pharmaceutical, Inc.*                                    517,600        4,021,234
    Cubist Pharmaceuticals, Inc.*                                     607,300        7,384,768
    Nabi Biopharmaceuticals*                                          506,900        6,442,699
                                                                                --------------
                                                                                    17,848,701
                                                                                --------------
BUILDING PRODUCTS (1.0%)
    Griffon Corp.*                                                    377,500        7,648,150
                                                                                --------------
CHEMICALS (0.8%)
    Airgas, Inc.                                                      274,900        5,904,852
                                                                                --------------
COMMERCIAL SERVICES & SUPPLIES (3.3%)
    Headwaters, Inc.*                                                 535,400       10,504,548
    Kroll, Inc.*                                                      406,500       10,569,000
    Pegasus Solutions, Inc.*                                          428,800        4,489,536
                                                                                --------------
                                                                                    25,563,084
                                                                                --------------
COMMUNICATIONS EQUIPMENT (2.8%)
    Extreme Networks, Inc.*                                           993,700        7,164,577
    InterDigital Communications Corp.*                                413,900        8,542,896
    Polycom, Inc.*                                                    294,300        5,744,736
                                                                                --------------
                                                                                    21,452,209
                                                                                --------------
COMPUTERS & PERIPHERALS (2.2%)
    Avid Technology, Inc.*                                            351,800       16,886,400
                                                                                --------------
CONTAINERS & PACKAGING (1.0%)
    Crown Holdings, Inc.*                                             891,100        8,073,366
                                                                                --------------
DIVERSIFIED FINANCIALS (3.6%)
    Affiliated Managers Group, Inc.*                                  175,900       12,240,881
    Jefferies Group, Inc.                                             300,900        9,935,718
    Nelnet, Inc. Class A*                                             244,900        5,485,760
    Raymond James Financial, Inc.                                      18,700          704,990
                                                                                --------------
                                                                                    28,367,349
                                                                                --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
    Lexar Media, Inc.*                                                360,400        6,281,772
                                                                                --------------

                See Accompanying Notes to Financial Statements.

                                                                 NUMBER OF
                                                                   SHARES           VALUE
                                                               --------------   --------------
COMMON STOCKS
ENERGY EQUIPMENT & SERVICES (1.7%)
    FMC Technologies, Inc.*                                           325,800   $    7,591,140
    Newpark Resources, Inc.*                                        1,218,400        5,836,136
                                                                                --------------
                                                                                    13,427,276
                                                                                --------------
FOOD PRODUCTS (2.2%)
    American Italian Pasta Co. Class A*                               140,000        5,866,000
    Hain Celestial Group, Inc.*                                       468,400       10,871,564
                                                                                --------------
                                                                                    16,737,564
                                                                                --------------
HEALTHCARE EQUIPMENT & SUPPLIES (3.8%)
    Fisher Scientific International, Inc.*                            157,300        6,507,501
    SonoSite, Inc.*                                                   352,500        7,557,600
    Therasense, Inc.*                                                 414,400        8,412,320
    Wilson Greatbatch Technologies, Inc.*                             161,100        6,809,697
                                                                                --------------
                                                                                    29,287,118
                                                                                --------------
HEALTHCARE PROVIDERS & SERVICES (9.7%)
    Accredo Health, Inc.*                                             706,800       22,341,948
    Apria Healthcare Group, Inc.*                                     256,000        7,288,320
    Centene Corp.*                                                    372,500       10,433,725
    Community Health Systems, Inc.*                                   376,900       10,018,002
    LifePoint Hospitals, Inc.*                                        525,500       15,475,975
    Province Healthcare Co.*                                          625,000       10,000,000
                                                                                --------------
                                                                                    75,557,970
                                                                                --------------
INSURANCE (1.8%)
    HCC Insurance Holdings, Inc.                                      270,000        8,586,000
    U.S.I. Holdings Corp.*                                            430,000        5,611,500
                                                                                --------------
                                                                                    14,197,500
                                                                                --------------
INTERNET SOFTWARE & SERVICES (8.8%)
    Ask Jeeves, Inc.*                                                 547,600        9,922,512
    Chordiant Software, Inc.*                                       2,028,200       11,053,690
    DoubleClick, Inc.*                                                829,000        8,472,380
    FileNET Corp.*                                                    372,300       10,081,884
    MatrixOne, Inc.*                                                1,514,300        9,328,088
    Openwave Systems, Inc.*                                           847,066        9,317,726
    RealNetworks, Inc.*                                               442,300        2,525,533
    webMethods, Inc.*                                                 780,300        7,139,745
                                                                                --------------
                                                                                    67,841,558
                                                                                --------------
IT CONSULTING & SERVICES (1.0%)
    CACI International, Inc. Class A*                                 162,700        7,910,474
                                                                                --------------
MEDIA (5.1%)
    Cumulus Media, Inc. Class A*                                      626,800       13,789,600
    Emmis Communications Corp. Class A*                               606,800       16,413,940
    Getty Images, Inc.*                                               192,800        9,665,064
                                                                                --------------
                                                                                    39,868,604
                                                                                --------------

                 See Accompanying Notes to Financial Statements.

                                                                 NUMBER OF
                                                                   SHARES           VALUE
                                                               --------------   --------------
COMMON STOCKS
METALS & MINING (1.0%)
    GrafTech International, Ltd.*                                     591,200   $    7,981,200
                                                                                --------------
OIL & GAS (4.0%)
    Remington Oil & Gas Corp.*                                        289,000        5,690,410
    Spinnaker Exploration Co.*                                        243,300        7,851,291
    Stone Energy Corp.*                                               243,000       10,315,350
    Tom Brown, Inc.*                                                  211,200        6,811,200
                                                                                --------------
                                                                                    30,668,251
                                                                                --------------
PHARMACEUTICALS (6.9%)
    Angiotech Pharmaceuticals, Inc.*                                  199,200        9,163,200
    Inspire Phamaceuticals, Inc.*                                     418,400        5,924,544
    K-V Pharmaceutical Co. Class A*                                   314,650        8,023,575
    Medicis Pharmaceutical Corp. Class A                              244,900       17,461,370
    Sepracor, Inc.*                                                   543,200       12,998,776
                                                                                --------------
                                                                                    53,571,465
                                                                                --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (9.8%)
    Actel Corp.*                                                      380,900        9,179,690
    Asyst Technologies, Inc.*                                         496,600        8,616,010
    Axcelis Technologies, Inc.*                                     1,161,800       11,873,596
    Cymer, Inc.*                                                      163,000        7,528,970
    Entegris, Inc.*                                                   597,800        7,681,730
    OmniVision Technologies, Inc.*                                    136,000        7,514,000
    Semtech Corp.*                                                    286,800        6,518,964
    Silicon Image, Inc.*                                              930,400        6,726,792
    Varian Semiconductor Equipment Associates, Inc.*                  241,200       10,538,028
                                                                                --------------
                                                                                    76,177,780
                                                                                --------------
SOFTWARE (9.1%)
    Activision, Inc.*                                                 707,700       12,880,140
    Agile Software Corp.*                                             735,500        7,281,450
    Hyperion Solutions Corp.*                                         431,100       12,993,354
    Informatica Corp.*                                                665,000        6,849,500
    Manugistics Group, Inc.*                                          848,400        5,302,500
    QRS Corp.*                                                        214,550        1,742,146
    Radiant Systems, Inc.*                                            758,450        6,378,565
    Take-Two Interactive Software, Inc.*                              389,600       11,224,376
    Verisity, Ltd.*                                                   445,600        5,681,400
                                                                                --------------
                                                                                    70,333,431
                                                                                --------------
SPECIALTY RETAIL (7.6%)
    Aeropostale, Inc.*                                                321,100        8,804,562
    American Eagle Outfitters, Inc.*                                  384,700        6,309,080
    AnnTaylor Stores Corp.*                                           276,600       10,787,400
    Cost Plus, Inc.*                                                  181,900        7,457,900
    Guitar Center, Inc.*                                              218,200        7,108,956
    Gymboree Corp.*                                                   437,900        7,545,017
    Linens 'n Things, Inc.*                                           351,300       10,567,104
                                                                                --------------
                                                                                    58,580,019
                                                                                --------------

                 See Accompanying Notes to Financial Statements.

                                                                 NUMBER OF
                                                                   SHARES           VALUE
                                                               --------------   --------------
COMMON STOCKS
TEXTILES & APPAREL (1.3%)
    Tommy Hilfiger Corp.*                                             682,700   $   10,110,787
                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS (1.0%)
    MSC Industrial Direct Company, Inc. Class A                       277,500        7,631,250
                                                                                --------------

TOTAL COMMON STOCKS (Cost $631,466,905)                                            748,744,309
                                                                                --------------
PREFERRED STOCK (0.0%)**
INTERNET SOFTWARE & SERVICES (0.0%)
    Planetweb, Inc.*,++
    (Cost $3,944,440)                                                 726,200           50,834
                                                                                --------------
WARRANT (0.0%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
    APW, Ltd. expires 7/31/09*,^
    (Cost $0)                                                             360                0
                                                                                --------------

                                                                    PAR
                                                                   (000)
                                                               --------------
SHORT-TERM INVESTMENT (4.7%)
    State Street Bank and Trust Co. Euro Time Deposit,
    0.750%, 1/02/04 (Cost $36,425,000)                         $       36,425       36,425,000
                                                                                --------------

TOTAL INVESTMENTS AT VALUE (101.3%) (Cost $671,836,345)                            785,220,143

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.3%)                                       (9,872,948)
                                                                                --------------

NET ASSETS (100.0%)                                                             $  775,347,195
                                                                                ==============

*    Non-income producing security.
**   This represents less than 0.0% of net assets.
^ Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Trustees.
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by the Board of Trustees.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
    Investments at value (Cost $671,836,345) (Note 1)                  $  785,220,143
    Cash                                                                          994
    Receivable for portfolio shares sold                                       90,124
    Dividend and interest receivable                                           34,937
    Prepaid expenses                                                           47,052
                                                                       --------------
      Total Assets                                                        785,393,250
                                                                       --------------
LIABILITIES
    Advisory fee payable (Note 2)                                             579,918
    Administrative services fee payable (Note 2)                              139,033
    Payable for investments purchased                                       7,602,179
    Payable for portfolio shares redeemed                                   1,597,552
    Other accrued expenses payable                                            127,373
                                                                       --------------
      Total Liabilities                                                    10,046,055
                                                                       --------------
NET ASSETS
    Capital stock, $0.001 par value (Note 6)                                   56,203
    Paid-in capital (Note 6)                                              941,267,968
    Accumulated net realized loss on investments                         (279,360,774)
    Net unrealized appreciation from investments                          113,383,798
                                                                       --------------
      Net Assets                                                       $  775,347,195
                                                                       ==============

    Shares outstanding                                                     56,203,377
                                                                       --------------
    Net asset value, offering price, and redemption price per share    $        13.80
                                                                       ==============

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

INVESTMENT INCOME (Note 1)
    Dividends                                                          $      646,928
    Interest                                                                  257,549
                                                                       --------------
      Total investment income                                                 904,477
                                                                       --------------
EXPENSES
    Investment advisory fees (Note 2)                                       5,413,558
    Administrative services fees (Note 2)                                     954,419
    Printing fees (Note 2)                                                    131,248
    Custodian fees                                                             62,454
    Audit fees                                                                 37,664
    Legal fees                                                                 33,255
    Insurance expense                                                          27,998
    Transfer agent fees                                                        21,923
    Commitment fees (Note 3)                                                   20,587
    Trustees' fees                                                              2,300
    Miscellaneous expense                                                      16,706
                                                                       --------------
      Total expenses                                                        6,722,112
                                                                       --------------
       Net investment loss                                                 (5,817,635)
                                                                       --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized loss from investments                                       (767,560)
    Net change in unrealized appreciation (depreciation)
      from investments                                                    244,451,934
                                                                       --------------
    Net realized and unrealized gain from investments                     243,684,374
                                                                       --------------
    Net increase in net assets resulting from operations               $  237,866,739
                                                                       ==============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE YEAR         FOR THE YEAR
                                                                      ENDED               ENDED
                                                               DECEMBER 31, 2003    DECEMBER 31, 2002
                                                               -----------------    -----------------
FROM OPERATIONS
  Net investment loss                                          $      (5,817,635)   $      (6,137,171)
  Net realized loss on investments                                      (767,560)         (93,216,515)
  Net change in unrealized appreciation (depreciation)
   from investments                                                  244,451,934         (185,741,706)
                                                               -----------------    -----------------
   Net increase (decrease) in net assets resulting
     from operations                                                 237,866,739         (285,095,392)
                                                               -----------------    -----------------
FROM CAPITAL SHARE TRANSACTIONS (Note 6)
  Proceeds from sale of shares                                       146,699,021          112,470,536
  Net asset value of shares redeemed                                (110,831,643)        (190,580,987)
                                                               -----------------    -----------------
   Net increase (decrease) in net assets from capital
     share transactions                                               35,867,378          (78,110,451)
                                                               -----------------    -----------------
  Net increase (decrease) in net assets                              273,734,117         (363,205,843)
NET ASSETS
  Beginning of year                                                  501,613,078          864,818,921
                                                               -----------------    -----------------
  End of year                                                  $     775,347,195    $     501,613,078
                                                               =================    =================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)

                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------------
                                                         2003           2002            2001         2000(1)         1999
                                                     ------------   ------------   ------------   ------------   ------------
PER SHARE DATA
  Net asset value, beginning of year                 $       9.29   $      14.01   $      16.68   $      26.20   $      16.01
                                                     ------------   ------------   ------------   ------------   ------------
INVESTMENT OPERATIONS
  Net investment loss                                       (0.10)         (0.11)         (0.10)         (0.15)         (0.12)
  Net gain (loss) on investments
    (both realized and unrealized)                           4.61          (4.61)         (2.57)         (4.60)         11.07
                                                     ------------   ------------   ------------   ------------   ------------
      Total from investment operations                       4.51          (4.72)         (2.67)         (4.75)         10.95
                                                     ------------   ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS
  Distributions from net realized gains                        --             --             --          (4.77)         (0.76)
                                                     ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF YEAR                         $      13.80   $       9.29   $      14.01   $      16.68   $      26.20
                                                     ============   ============   ============   ============   ============
      Total return(2)                                       48.55%        (33.69)%       (16.01)%       (18.11)%        69.08%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)             $    775,347   $    501,613   $    864,819   $  1,101,182   $  1,272,542
    Ratio of expenses to average net assets(3)               1.12%          1.14%          1.12%          1.13%          1.15%
    Ratio of net investment loss to average
      net assets                                            (0.97)%        (0.94)%        (0.73)%        (0.57)%        (0.72)%
  Portfolio turnover rate                                      76%            69%            91%            85%           122%

(1) Certain distribution amounts have been reclassified to conform to the current year presentation.

(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions.

(3) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02%, and .01% for the years ended December 31, 2000, and 1999, respectively. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.11% and 1.14% for the years ended December 31, 2000 and 1999, respectively. For the years ended December 31, 2003, 2002, and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers eight managed investment portfolios of which one, the Small Cap Growth Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks capital growth. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by the Board of Trustees under procedures established by the Board of Trustees.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   F) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   G) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Portfolio in connection with securities lending activity is pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, money market instruments and the AIM Institutional Funds -- Liquid Assets Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan at December 31, 2003.

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Portfolio to act as the Portfolio's securities lending agent. Prior to April 1, 2003, CSFB had agreed to charge the Portfolio fees for its securities lending activities equal to its costs in providing services as securities lending agent and had voluntarily waived such fees through March 31, 2003. Effective April 1, 2003, the Portfolio and CSFB entered into an arrangement to share the income earned from securities lending activities, whereby, generally, the Portfolio will receive 75% and CSFB will receive 25% of the income, in accordance with the provisions of the securities lending agency agreement. If CSFB should enter into a securities lending agency agreement with another comparable investment company client under which it will receive a smaller proportion of the fees, its fee agreement with the Portfolio shall be reduced to such lower fee amount. Securities lending income is accrued as earned. The Portfolio earned no income from securities lending for the year ended December 31, 2003.

   E) OTHER -- The Portfolio may invest up to 15% of its net assets in restricted and other illiquid traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 0.90% of the average daily net assets of the Portfolio. For the year ended December 31, 2003, investment advisory fees earned were $5,413,558.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. For the year ended December 31, 2003, co-administrative services fees earned by CSAMSI were $601,507.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio subject to an annual minimum fee.

           AVERAGE DAILY NET ASSETS                ANNUAL RATE
           ------------------------                ------------
           First $5 billion            0.050% of average daily net assets
           Next $5 billion             0.035% of average daily net assets
           Over $10 billion            0.020% of average daily net assets

   For the year ended December 31, 2003, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $352,912.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2003, Merrill was paid $21,085 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2003 and during the year ended December 31, 2003, the Portfolio had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) were $470,325,691 and $440,870,502, respectively.

NOTE 5. RESTRICTED SECURITIES

   Certain of the Portfolio's investments are restricted as to resale and are valued at fair value as determined in good faith by the Board of Trustees under procedures established by the Board of Trustees in the absence of readily ascertainable market values. The table below shows the number of shares held, the acquisition date, aggregate cost, fair value as of December 31, 2003, value per share of such security, and percentage of net assets which the security represents.

                                   NUMBER                                          VALUE
                                     OF     ACQUISITION                  FAIR       PER      PERCENTAGE
SECURITY         SECURITY TYPE     SHARES     DATE           COST        VALUE     SHARE   OF NET ASSETS
---------------  ---------------   -------  -----------  -----------  ----------  -------  -------------
Planetweb, Inc.  Preferred Stock   726,200    9/08/00    $  3,944,440  $  50,834  $  0.07      0.01%

NOTE 6. CAPITAL SHARE TRANSACTIONS

   The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                                           FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                           DECEMBER 31, 2003      DECEMBER 31, 2002
                                           ------------------     ------------------
  Shares sold                                  12,617,432             9,823,734
  Shares redeemed                             (10,401,597)          (17,552,678)
                                              -----------           -----------
  Net increase/(decrease)                       2,215,835            (7,728,944)
                                              ===========           ===========

   On December 31, 2003, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio were as follows:

                  NUMBER OF                       APPROXIMATE PERCENTAGE
                SHAREHOLDERS                       OF OUTSTANDING SHARES
                ------------                      ----------------------
                      3                                     82%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 7. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to net operating losses and wash sales.

   There were no distributions in the years ended December 31, 2003 and 2002.

   At December 31, 2003, the components of distributable earnings on a tax basis for the Portfolio were as follows:

           Accumulated net realized loss            $ (275,921,095)
           Unrealized appreciation                     109,944,119
                                                    --------------
                                                    $ (165,976,976)
                                                    ==============

   At December 31, 2003, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

                                   EXPIRES DECEMBER 31,
                 -------------------------------------------------------
                      2009                 2010                 2011
                 --------------        -------------        ------------
                 $  177,434,138        $  93,228,766        $  5,258,191

   Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2003, the Portfolio had no net losses arising between November 1, 2003 and December 31, 2003.

   At December 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $675,276,024 $149,599,908, $(39,655,789) and $109,944,119, respectively.

   At December 31, 2003, the Portfolio reclassified $5,817,635 from paid-in capital to undistributed net investment loss, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of losses deferred due to net operating losses. Net assets were not affected by these reclassifications.

NOTE 8. CONTINGENCIES

   In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust-Small Cap Growth Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Growth Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 03, 2004

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                                       TERM                                  NUMBER OF
                                                       OF OFFICE(1)                          PORTFOLIOS IN
                                                       AND                                   FUND
                              POSITION(S)              LENGTH         PRINCIPAL              COMPLEX          OTHER
NAME, ADDRESS AND             HELD WITH                OF TIME        OCCUPATION(S) DURING   OVERSEEN BY      DIRECTORSHIPS
DATE OF BIRTH                 TRUST                    SERVED         PAST FIVE YEARS        TRUSTEE          HELD BY TRUSTEE
---------------------------   ----------------------   ------------   ---------------------  ---------------  -------------------
INDEPENDENT TRUSTEES

Richard H. Francis            Trustee, Nominating      Since 1999     Currently retired      43               None
c/o Credit Suisse Asset       and Audit Committee
Management, LLC               Member
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten(2)          Trustee, Nominating      Since 1998     Dean of Yale School    42               Director of Aetna,
Box 208200                    and Audit Committee                     of Management and                       Inc. (insurance
New Haven, Connecticut        Member                                  William S. Beinecke                     company); Director
06520-8200                                                            Professor in the                        of Calpine
                                                                      Practice of                             Corporation (energy
Date of Birth: 10/29/46                                               International Trade                     provider); Director
                                                                      and Finance (11/95 -                    of CarMax Group
                                                                      present)                                (used car dealers)

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                                       TERM                                  NUMBER OF
                                                       OF OFFICE(1)                          PORTFOLIOS IN
                                                       AND                                   FUND
                              POSITION(S)              LENGTH         PRINCIPAL              COMPLEX          OTHER
NAME, ADDRESS AND             HELD WITH                OF TIME        OCCUPATION(S) DURING   OVERSEEN BY      DIRECTORSHIPS
DATE OF BIRTH                 TRUST                    SERVED         PAST FIVE YEARS        TRUSTEE          HELD BY TRUSTEE
---------------------------   ----------------------   ------------   ---------------------  ---------------  -------------------
INDEPENDENT TRUSTEES

Peter F. Krogh                Trustee,                 Since          Dean Emeritus and      42               Director of Carlisle
301 ICC                       Nominating               2001           Distinguished                           Companies
Georgetown University         and Audit                               Professor of                            Incorporated
Washington, DC 20057          Committee                               International                           (diversified
                              Member                                  Affairs at the                          manufacturing
Date of Birth: 02/11/37                                               Edmund A. Walsh                         company); Member of
                                                                      School of Foreign                       Selection Committee
                                                                      Service, Georgetown                     for Truman Scholars
                                                                      University (6/95 -                      and Henry Luce
                                                                      present); Moderator                     Scholars; Senior
                                                                      of PBS foreign                          Associate of Center
                                                                      affairs television                      for Strategic and
                                                                      series (1988 - 2000)                    International
                                                                                                              Studies; Trustee of
                                                                                                              numerous world
                                                                                                              affairs
                                                                                                              organizations

James S. Pasman, Jr.          Trustee,                 Since          Currently retired      44               Director of
c/o Credit Suisse Asset       Nominating               1999                                                   Education
Management, LLC               and Audit                                                                       Management
466 Lexington Avenue          Committee                                                                       Corp.
New York, New York            Member
10017-3140

Date of Birth: 12/20/30

Steven N. Rappaport           Trustee,                 Since          Partner of Lehigh      44               None
Lehigh Court, LLC             Nominating               1999           Court, LLC and RZ
40 East 52nd Street           Committee                               Capital (private
New York, New York 10022      Member and                              investment firms)
                              Audit                                   (7/02 - present);
                              Committee                               Consultant to
Date of Birth: 07/10/48       Chairman                                SunGard Securities
                                                                      Finance, Inc. from
                                                                      February 2002 to
                                                                      July 2002; President
                                                                      of SunGard
                                                                      Securities Finance,
                                                                      Inc. from 2001 to
                                                                      February 2002;
                                                                      President of Loanet,
                                                                      Inc. (on-line
                                                                      accounting service)
                                                                      from 1997 to 2001

                                                       TERM                                  NUMBER OF
                                                       OF OFFICE(1)                          PORTFOLIOS IN
                                                       AND                                   FUND
                              POSITION(S)              LENGTH         PRINCIPAL              COMPLEX          OTHER
NAME, ADDRESS AND             HELD WITH                OF TIME        OCCUPATION(S) DURING   OVERSEEN BY      DIRECTORSHIPS
DATE OF BIRTH                 TRUST                    SERVED         PAST FIVE YEARS        TRUSTEE          HELD BY TRUSTEE
---------------------------   ----------------------   ------------   ---------------------  ---------------  -------------------
INTERESTED TRUSTEES

Joseph D. Gallagher(3)        Trustee,                 Since          Managing Director,     45               None
Credit Suisse Asset           Chairman of              2003           Chief Executive
Management, LLC               the Board and                           Officer of CSAM and
466 Lexington Avenue          Chief                                   Global Chief
New York, New York            Executive                               Operating Officer of
10017-3140                    Officer                                 Credit Suisse Asset
                                                                      Management since
Date of Birth: 12/14/62                                               2003; Global Chief
                                                                      Financial Officer,
                                                                      Credit Suisse Asset
                                                                      Management from 1999
                                                                      to 2003; Chief
                                                                      Executive Officer
                                                                      and Director of
                                                                      Credit Suisse Asset
                                                                      Management Limited,
                                                                      London, England,
                                                                      from June 2000 to
                                                                      2003; Director of
                                                                      Credit Suisse Asset
                                                                      Management Funds
                                                                      (UK) Limited,
                                                                      London, England,
                                                                      from June 2000 to
                                                                      2003; Managing
                                                                      Director, Head -
                                                                      Asian Corporate
                                                                      Finance and M&A,
                                                                      Credit Suisse First
                                                                      Boston, Hong Kong,
                                                                      China, from January
                                                                      1998 to May 1999

William W. Priest, Jr.(4)     Trustee                  Since          Co-Managing            49               Director of Globe
Steinberg Priest & Sloane                              1999           Partner, Steinberg                      Wireless, LLC
Capital Management, LLC                                               Priest & Sloane                         (maritime communica-
12 East 49th Street                                                   Capital Management,                     tions company);
12th Floor                                                            LLC since March                         Director of InfraRed
New York, New York 10017                                              2001; Chairman and                      X (medical device
                                                                      Managing Director of                    company)
Date of Birth: 09/24/41                                               CSAM from 2000 to
                                                                      February 2001, Chief
                                                                      Executive Officer
                                                                      and Managing
                                                                      Director of CSAM
                                                                      from 1990 to 2000

----------
(3) Mr. Gallagher is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he is an officer of CSAM.
(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                                       TERM
                                                       OF OFFICE(1)
                                                       AND
                              POSITION(S)              LENGTH
NAME, ADDRESS AND             HELD WITH                OF TIME
DATE OF BIRTH                 TRUST                    SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------   ----------------------   ------------   ----------------------------------------------
OFFICERS

Hal Liebes                    Vice                     Since          Managing Director and Global General Counsel
Credit Suisse Asset           President and            1999           of CSAM; Associated with CSAM since 1997;
Management, LLC               Secretary                               Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 07/06/64

Michael A. Pignataro          Chief                    Since          Director and Director of Fund Administration
Credit Suisse Asset           Financial                1999           of CSAM; Associated with CSAM since 1984;
Management, LLC               Officer and                             Officer of other Credit Suisse Funds
466 Lexington Avenue          Treasurer
New York, New York
10017-3140

Date of Birth: 11/15/59

Gregory N. Bressler           Assistant                Since          Director and Deputy General Counsel of CSAM;
Credit Suisse Asset           Secretary                2000           Associated with CSAM since January 2000;
Management, LLC                                                       Associated with the law firm of Swidler
466 Lexington Avenue                                                  Berlin Shereff Friedman LLP from 1996 to
New York, New York                                                    2000; Officer of other Credit Suisse Funds
10017-3140

Date of Birth: 11/17/66


Rocco A. Del Guercio          Assistant                Since          President of CSAM; Associated with CSAM 1996;
Credit Suisse Asset           Treasurer                1999           Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/28/63

Joseph Parascondola           Assistant                Since          Assistant Vice President of CSAM; Associated
Credit Suisse Asset           Treasurer                2000           with CSAM since April 2000; Assistant Vice
Management, LLC                                                       President, Deutsche Asset Management from
466 Lexington Avenue                                                  January 1999 to April 2000; Assistant Vice
New York, New York                                                    President, Weiss, Peck & Greer LLC from
10017-3140                                                            November 1995 to December 1998; Officer of
                                                                      other Credit Suisse Funds

Date of Birth: 06/05/63

                                                       TERM
                                                       OF OFFICE(1)
                                                       AND
                              POSITION(S)              LENGTH
NAME, ADDRESS AND             HELD WITH                OF TIME
DATE OF BIRTH                 TRUST                    SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------   ----------------------   ------------   ----------------------------------------------
OFFICERS

Robert M. Rizza               Assistant                Since          Assistant Vice President of CSAM; Associated
Credit Suisse Asset           Treasurer                2002           with CSAM since 1998; Officer of other Credit
Management, LLC                                                       Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

                       This page intentionally left blank

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRSCG-2-1203

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS
ANNUAL REPORT

DECEMBER 31, 2003

CREDIT SUISSE TRUST
- EMERGING GROWTH PORTFOLIO

CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

MORE COMPLETE INFORMATION ABOUT THE TRUST, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2003; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2003 (Unaudited)

                                                                January 29, 2004

Dear Shareholder:

   For the 12 months ended December 31, 2003, Credit Suisse Trust -- Emerging Growth Portfolio (1) (the "Portfolio") had a gain of 43.42%, versus increases of 46.32% for the Russell 2500(TM) Growth Index(2) and 42.73% for the Russell Midcap(R) Growth Index.(3)

   The 12-month period was a positive one for the U.S. stock market, though equities struggled early on, hindered by a great deal of uncertainty regarding a looming conflict with Iraq and a related decline in consumer sentiment. But when the war came to a swift and seemingly successful end in April, a major cloud of uncertainty lifted and investors embraced risk. Optimism over a potential economic recovery also supported equities. Grounds for this optimism included historically low interest rates, a significant tax-reduction package, and an upturn in leading economic indicators around the world. Indeed, late in the year U.S. GDP growth was surprisingly robust (8.2% for the third quarter on an annualized basis).

   Within this environment of lowered risk thresholds, emerging-growth stocks performed well in both absolute terms and relative to larger-cap stocks in general.

   Stocks that aided the Portfolio's performance included its consumer, financial-services and producer-durables holdings. On the negative side, relatively speaking, the Portfolio's underperformance of the Russell 2500(TM) Growth Index was attributable in part to its technology holdings. While the Portfolio's technology stocks collectively had a strong gain in absolute terms for the period, they lagged the Russell 2500(TM) Growth Index's technology component.

   We made no dramatic shifts in the Portfolio's sector allocation, though we did selectively increase our exposure to the technology area in the middle part of the period. Because some of these holdings rallied sharply, we trimmed back the exposure based on our sell discipline. Our technology holdings continued to be roughly evenly divided between software and electronics companies. The other main areas of focus in the Portfolio remained the consumer-discretionary, financial-services and health-care sectors. Our overweighting in the consumer-discretionary area reflects the number of interesting company-specific opportunities we continue to see here, ranging from media stocks to niche retail names. In the financial-services sector, we favored asset-management and insurance companies. Our bias in the health-care area was toward services companies, such as hospitals and managed-care companies.

   We are generally optimistic that the economy could show sustained, significant growth, aided by the considerable amount of monetary and fiscal stimulus in the system. And since inventories have now declined to noteworthy lows across almost all industries, re-stocking could be another source of growth during the next few quarters; we will monitor this trend carefully. Finally, we note that merger and acquisition activity appears to be picking up again after a long lull. We expect to see a trend in which more large companies acquire smaller, growing companies as they shift their focus away from cost-cutting and toward growth-generating strategies. For our part, we will remain focused on companies we deem to have healthy balance sheets and executable business plans.

   The Credit Suisse Small/Mid-Cap Growth Team

   Roger M. Harris
   Sammy Oh
   Robert S. Janis

   INVESTING IN EMERGING-GROWTH COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS, SUCH AS INVESTING IN THE SECURITIES OF START-UP COMPANIES OR COMPANIES INVOLVED IN "SPECIAL SITUATIONS."

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
               CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO(1),
                    THE RUSSELL 2500(TM) GROWTH INDEX(2) AND
         THE RUSSELL MIDCAP(R) GROWTH INDEX(3) FROM INCEPTION (9/13/99).

                      CREDIT SUISSE TRUST --
                  EMERGING GROWTH PORTFOLIO(1)      RUSSELL 2500(TM) GROWTH INDEX(2)    RUSSELL MIDCAP(R) GROWTH INDEX(3)
                ---------------------------------   ---------------------------------   ---------------------------------
 9/13/1999               $     10,000                           $   10,000                          $   10,000
 9/30/1999               $      9,530                           $    9,568                          $    9,507
10/31/1999               $      9,950                           $   10,034                          $   10,243
11/30/1999               $     11,200                           $   11,219                          $   11,303
12/31/1999               $     13,195                           $   13,335                          $   13,260
 1/31/2000               $     13,286                           $   13,260                          $   13,258
 2/29/2000               $     17,233                           $   16,662                          $   16,044
 3/31/2000               $     15,961                           $   15,354                          $   16,061
 4/30/2000               $     13,791                           $   13,858                          $   14,501
 5/31/2000               $     12,862                           $   12,624                          $   13,444
 6/30/2000               $     14,831                           $   14,294                          $   14,870
 7/31/2000               $     14,033                           $   13,122                          $   13,929
 8/31/2000               $     15,406                           $   14,833                          $   16,030
 9/30/2000               $     15,174                           $   13,873                          $   15,246
10/31/2000               $     14,134                           $   13,015                          $   14,203
11/30/2000               $     11,923                           $   10,536                          $   11,117
12/31/2000               $     12,993                           $   11,189                          $   11,702
 1/31/2001               $     12,892                           $   11,914                          $   12,371
 2/28/2001               $     10,952                           $   10,075                          $   10,231
 3/31/2001               $      9,821                           $    8,961                          $    8,767
 4/30/2001               $     11,074                           $   10,326                          $   10,228
 5/31/2001               $     10,912                           $   10,626                          $   10,180
 6/30/2001               $     11,266                           $   10,867                          $   10,185
 7/31/2001               $     10,659                           $   10,066                          $    9,499
 8/31/2001               $     10,084                           $    9,397                          $    8,810
 9/30/2001               $      8,871                           $    7,925                          $    7,354
10/31/2001               $      9,528                           $    8,707                          $    8,127
11/30/2001               $     10,387                           $    9,459                          $    9,002
12/31/2001               $     10,862                           $    9,978                          $    9,344
 1/31/2002               $     10,366                           $    9,551                          $    9,041
 2/28/2002               $      9,780                           $    8,961                          $    8,528
 3/31/2002               $     10,407                           $    9,682                          $    9,179
 4/30/2002               $     10,195                           $    9,361                          $    8,693
 5/31/2002               $      9,740                           $    8,889                          $    8,434
 6/30/2002               $      9,043                           $    8,072                          $    7,503
 7/31/2002               $      7,790                           $    7,070                          $    6,774
 8/31/2002               $      7,790                           $    7,068                          $    6,750
 9/30/2002               $      7,275                           $    6,534                          $    6,214
10/31/2002               $      7,689                           $    6,910                          $    6,696
11/30/2002               $      8,154                           $    7,552                          $    7,220
12/31/2002               $      7,679                           $    7,075                          $    6,784
 1/31/2003               $      7,689                           $    6,921                          $    6,717
 2/28/2003               $      7,578                           $    6,759                          $    6,659
 3/31/2003               $      7,679                           $    6,849                          $    6,783
 4/30/2003               $      8,214                           $    7,446                          $    7,245
 5/31/2003               $      9,013                           $    8,235                          $    7,941
 6/30/2003               $      9,215                           $    8,405                          $    8,055
 7/31/2003               $      9,639                           $    8,964                          $    8,343
 8/31/2003               $     10,185                           $    9,445                          $    8,802
 9/30/2003               $      9,831                           $    9,242                          $    8,632
10/31/2003               $     10,781                           $   10,002                          $    9,327
11/30/2003               $     11,013                           $   10,340                          $    9,577
12/31/2003               $     11,013                           $   10,351                          $    9,682

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or Plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds.

                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2003(1)

              1 YEAR                         SINCE INCEPTION
              -------                        ---------------
              43.42%                               2.27%

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Russell 2500(TM) Growth Index measures the performance of those companies in the Russell 2500(TM) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.
(3) The Russell MidCap(R) Growth Index measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2003

                                                        NUMBER OF
                                                          SHARES           VALUE
                                                     ---------------   ---------------
COMMON STOCKS (95.4%)
AGRICULTURE (1.0%)
    Delta & Pine Land Co.                                     16,900   $       429,260
                                                                       ---------------
AUTO COMPONENTS (1.1%)
    BorgWarner, Inc.                                           5,400           459,378
                                                                       ---------------
BANKS (2.9%)
    IndyMac Bancorp, Inc.                                     21,100           628,569
    New York Community Bancorp, Inc.                          15,333           583,421
                                                                       ---------------
                                                                             1,211,990
                                                                       ---------------
COMMERCIAL SERVICES & SUPPLIES (5.3%)
    BISYS Group, Inc.*                                        24,000           357,120
    Certegy, Inc.                                             12,300           403,440
    Fiserv, Inc.*                                             10,100           399,051
    Kroll, Inc.*                                              17,300           449,800
    Monster Worldwide, Inc.*                                  27,100           595,116
                                                                       ---------------
                                                                             2,204,527
                                                                       ---------------
COMMUNICATIONS EQUIPMENT (5.3%)
    ADC Telecommunications, Inc.*                            200,700           596,079
    Advanced Fibre Communications, Inc.*                      21,900           441,285
    Andrew Corp.*                                             37,200           428,172
    Avaya, Inc.*                                              29,900           386,906
    Polycom, Inc.*                                            17,100           333,792
                                                                       ---------------
                                                                             2,186,234
                                                                       ---------------
COMPUTERS & PERIPHERALS (1.3%)
    ATI Technologies, Inc.*                                   34,500           521,640
                                                                       ---------------
CONTAINERS & PACKAGING (2.2%)
    Ball Corp.                                                 7,600           452,732
    Pactiv Corp.*                                             19,700           470,830
                                                                       ---------------
                                                                               923,562
                                                                       ---------------
DIVERSIFIED FINANCIALS (5.3%)
    Chicago Merchantile Exchange                              14,000         1,013,040
    Franklin Resources, Inc.                                   9,000           468,540
    Legg Mason, Inc.                                           9,400           725,492
                                                                       ---------------
                                                                             2,207,072
                                                                       ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.9%)
    Intersil Corp. Class A                                    15,700           390,145
    Sanmina-SCI Corp.*                                        64,500           813,345
                                                                       ---------------
                                                                             1,203,490
                                                                       ---------------
ENERGY EQUIPMENT & SERVICES (1.9%)
    ENSCO International, Inc.                                 12,300           334,191
    Weatherford International, Ltd.*                          12,600           453,600
                                                                       ---------------
                                                                               787,791
                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                        NUMBER OF
                                                          SHARES           VALUE
                                                     ---------------   ---------------
COMMON STOCKS
HEALTHCARE PROVIDERS & SERVICES (17.2%)
    Accredo Health, Inc.*                                     37,100   $     1,172,731
    Anthem, Inc.*                                              6,900           517,500
    Caremark Rx, Inc.*                                        18,100           458,473
    Community Health Systems, Inc.*                           32,800           871,824
    Coventry Health Care, Inc.*                                4,100           264,409
    Health Net, Inc.*                                         13,600           444,720
    Manor Care, Inc.                                          12,600           435,582
    Mid Atlantic Medical Services, Inc.*                      10,300           667,440
    Omnicare, Inc.                                            19,000           767,410
    PacifiCare Health Systems, Inc.*                           7,300           493,480
    Quest Diagnostics, Inc.*                                   5,800           424,038
    Triad Hospitals, Inc.*                                    19,600           652,092
                                                                       ---------------
                                                                             7,169,699
                                                                       ---------------
HOTELS, RESTAURANTS & LEISURE (1.2%)
    Yum! Brands, Inc.*                                        13,900           478,160
                                                                       ---------------
INSURANCE (5.9%)
    Ambac Financial Group, Inc.                               11,200           777,168
    Radian Group, Inc.                                        12,400           604,500
    SAFECO Corp.                                              12,100           471,053
    UnumProvident Corp.                                       38,700           610,299
                                                                       ---------------
                                                                             2,463,020
                                                                       ---------------
INTERNET SOFTWARE & SERVICES (5.1%)
    Ask Jeeves, Inc.*                                         23,400           424,008
    DoubleClick, Inc.*                                        43,900           448,658
    MatrixOne, Inc.*                                          45,000           277,200
    Openwave Systems, Inc.*                                   48,433           532,763
    RealNetworks, Inc.*                                       23,300           133,043
    webMethods, Inc.*                                         34,600           316,590
                                                                       ---------------
                                                                             2,132,262
                                                                       ---------------
MEDIA (4.9%)
    Cox Radio, Inc. Class A*                                  32,200           812,406
    Entercom Communications Corp.*                             6,000           317,760
    Lamar Advertising Co.*                                    11,800           440,376
    Westwood One, Inc.*                                       13,400           458,414
                                                                       ---------------
                                                                             2,028,956
                                                                       ---------------
MULTILINE RETAIL (1.1%)
    Dollar Tree Stores, Inc.*                                 15,800           474,948
                                                                       ---------------
OIL & GAS (2.8%)
    Pioneer Natural Resources Co.*                            20,600           657,758
    Pogo Producing Co.                                        10,200           492,660
                                                                       ---------------
                                                                             1,150,418
                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                        NUMBER OF
                                                          SHARES           VALUE
                                                     ---------------   ---------------
COMMON STOCKS
PHARMACEUTICALS (7.1%)
    Angiotech Pharmaceuticals, Inc.*                          11,300    $       519,800
    Barr Laboratories, Inc.*                                   5,400            415,530
    Mylan Laboratories, Inc.                                  23,775            600,556
    Sepracor, Inc.*                                           29,800            713,114
    SICOR, Inc.*                                               3,300             89,760
    Watson Pharmaceuticals, Inc.*                             13,500            621,000
                                                                        ---------------
                                                                              2,959,760
                                                                        ---------------
ROAD & RAIL (0.9%)
    Swift Transportation Company, Inc.*                       17,000            357,340
                                                                        ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (7.4%)
    Analog Devices, Inc.                                      11,000            502,150
    Cymer, Inc.*                                              10,900            503,471
    Fairchild Semiconductor International, Inc.*              26,800            669,196
    Integrated Circuit Systems, Inc.*                          9,400            267,806
    Lam Research Corp.*                                       23,000            742,900
    Semtech Corp.*                                            16,400            372,772
                                                                        ---------------
                                                                              3,058,295
                                                                        ---------------
SOFTWARE (7.5%)
    Activision, Inc.*                                         28,800            524,160
    BEA Systems, Inc.*                                        25,100            308,730
    Hyperion Solutions Corp.*                                 24,800            747,472
    Informatica Corp.*                                        35,600            366,680
    Manugistics Group, Inc.*                                  48,200            301,250
    Quest Software, Inc.*                                     30,200            428,840
    Take-Two Interactive Software, Inc.*                      15,200            437,912
                                                                        ---------------
                                                                              3,115,044
                                                                        ---------------
SPECIALTY RETAIL (5.1%)
    AnnTaylor Stores Corp.*                                   21,900            854,100
    Linens `n Things, Inc.*                                   15,300            460,224
    Office Depot, Inc.*                                       25,300            422,763
    Pier 1 Imports, Inc.                                      17,500            382,550
                                                                        ---------------
                                                                              2,119,637
                                                                        ---------------
TOTAL COMMON STOCKS (Cost $30,469,629)                                       39,642,483
                                                                        ---------------

                                                          PAR
                                                          (000)
                                                     ---------------
SHORT-TERM INVESTMENT (4.8%)
    State Street Bank and Trust Co. Euro Time
    Deposit, 0.750%, 1/02/04 (Cost $2,015,000)       $         2,015          2,015,000
                                                                        ---------------

TOTAL INVESTMENTS AT VALUE (100.2%)
  (Cost $32,484,629)                                                         41,657,483

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)                                   (88,115)
                                                                        ---------------

NET ASSETS (100.0%)                                                     $    41,569,368
                                                                        ===============

----------
*  Non-income producing security.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
    Investments at value (Cost $32,484,629) (Note 1)                    $    41,657,483
    Cash                                                                            718
    Receivable for portfolio shares sold                                          7,283
    Dividend and interest receivable                                              3,545
    Prepaid expenses                                                             14,935
                                                                        ---------------
      Total Assets                                                           41,683,964
                                                                        ---------------
LIABILITIES
    Advisory fee payable (Note 2)                                                42,091
    Administrative services fee payable (Note 2)                                  7,963
    Payable for portfolio shares redeemed                                        32,578
    Other accrued expenses payable                                               31,964
                                                                        ---------------
      Total Liabilities                                                         114,596
                                                                        ---------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                      3,813
    Paid-in capital (Note 5)                                                 56,609,838
    Accumulated net realized loss on investments                            (24,217,137)
    Net unrealized appreciation from investments                              9,172,854
                                                                        ---------------
      Net Assets                                                        $    41,569,368
                                                                        ===============
    Shares outstanding                                                        3,812,764
                                                                        ---------------
    Net asset value, offering price, and redemption price per share     $         10.90
                                                                        ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

INVESTMENT INCOME (Note 1)
    Dividends                                                           $       102,226
    Interest                                                                     20,694
                                                                        ---------------
      Total investment income                                                   122,920
                                                                        ---------------
EXPENSES
    Investment advisory fees (Note 2)                                           314,316
    Administrative services fees (Note 2)                                        60,293
    Printing fees (Note 2)                                                       32,654
    Legal fees                                                                   32,339
    Audit fees                                                                   18,347
    Insurance expense                                                             7,804
    Custodian fees                                                                7,776
    Transfer agent fees                                                           4,245
    Trustees' fees                                                                2,310
    Commitment fees (Note 3)                                                      1,229
    Miscellaneous expense                                                         5,741
                                                                        ---------------
       Total expenses                                                           487,054
    Less: fees waived (Note 2)                                                  (50,503)
                                                                        ---------------
       Net expenses                                                             436,551
                                                                        ---------------
         Net investment loss                                                   (313,631)
                                                                        ---------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
    Net realized gain from investments                                        2,677,733
    Net change in unrealized appreciation (depreciation) from investments    10,218,597
                                                                        ---------------
    Net realized and unrealized gain from investments                        12,896,330
                                                                        ---------------
    Net increase in net assets resulting from operations                $    12,582,699
                                                                        ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                        FOR THE YEAR          FOR THE YEAR
                                                           ENDED                 ENDED
                                                      DECEMBER 31, 2003    DECEMBER 31, 2002
                                                     ------------------    ------------------
FROM OPERATIONS
  Net investment loss                                $         (313,631)   $         (329,718)
  Net realized gain (loss) on investments                     2,677,733            (4,161,921)
  Net change in unrealized appreciation
    (depreciation) from investments                          10,218,597            (9,896,884)
                                                     ------------------    ------------------
    Net increase (decrease) in net assets
      resulting from operations                              12,582,699           (14,388,523)
                                                     ------------------    ------------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                3,089,773             2,071,569
  Net asset value of shares redeemed                         (4,856,628)           (8,219,361)
                                                     ------------------    ------------------
    Net decrease in net assets from capital
     share transactions                                      (1,766,855)           (6,147,792)
                                                     ------------------    ------------------
  Net increase (decrease) in net assets                      10,815,844           (20,536,315)

NET ASSETS
  Beginning of year                                          30,753,524            51,289,839
                                                     ------------------    ------------------
  End of year                                        $       41,569,368    $       30,753,524
                                                     ==================    ==================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                            2003           2002           2001           2000            1999(1)
                                                          --------       --------       --------       --------         --------
PER SHARE DATA
Net asset value, beginning of period                      $   7.60       $  10.75       $  12.86       $  13.07         $  10.00
                                                          --------       --------       --------       --------         --------
INVESTMENT OPERATIONS
  Net investment income (loss)                               (0.08)         (0.08)         (0.08)         (0.06)(2)         0.04
  Net gain (loss) on investments
    (both realized and unrealized)                            3.38          (3.07)         (2.03)         (0.14)            3.14
                                                          --------       --------       --------       --------         --------
       Total from investment operations                       3.30          (3.15)         (2.11)         (0.20)            3.18
                                                          --------       --------       --------       --------         --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                          --             --             --          (0.00)(3)        (0.11)
  Distributions from net realized gains                         --             --             --          (0.01)              --
                                                          --------       --------       --------       --------         --------
       Total dividends and distributions                        --             --             --          (0.01)           (0.11)
                                                          --------       --------       --------       --------         --------
NET ASSET VALUE, END OF PERIOD                            $  10.90       $   7.60       $  10.75       $  12.86         $  13.07
                                                          ========       ========       ========       ========         ========
       Total return(4)                                       43.42%        (29.30)%       (16.41)%        (1.53)%          31.95%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                $ 41,569       $ 30,754       $ 51,290       $ 55,882         $  6,624
    Ratio of expenses to average net assets(5)                1.25%          1.25%          1.25%          1.26%            1.25%(6)
    Ratio of net investment income (loss)
      to average net assets                                  (0.90)%        (0.84)%        (0.81)%        (0.45)%           0.01%(6)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                    0.14%          0.11%          0.04%          0.04%            9.91%(6)
  Portfolio turnover rate                                       73%            74%           173%           135%              31%

(1) For the period September 13, 1999 (commencement of operations) through December 31, 1999.

(2) Per share information is calculated using the average shares outstanding method.

(3) This amount represents less than $0.01 per share.

(4) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(5) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .01% for the year ended December 31, 2000. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.25% for the year ended December 31, 2000. For the years ended December 31, 2003, 2002, 2001, and for the period ended December 31, 1999, there was no effect on the net operating expense ratio because of transfer agent credits.

(6) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers eight managed investment portfolios of which one, the Emerging Growth Portfolio (the "Portfolio"), is included in this report. The Portfolio is a non-diversified investment fund that seeks maximum capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by the Board of Trustees under procedures established by the Board of Trustees.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   F) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio' custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   G) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Portfolio in connection with securities lending activity is pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, money market instruments and the AIM Institutional Funds -- Liquid Assets Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the year ended December 31, 2003.

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Portfolio to act as the Portfolio's securities lending agent. Prior to April 1, 2003, CSFB had agreed to charge the Portfolio fees for its securities lending activities equal to its costs in providing services as securities lending agent and had voluntarily waived such fees through March 31, 2003. Effective April 1, 2003, the Portfolio and CSFB entered into an arrangement to share the income earned from securities lending activities, whereby, generally, the Portfolio will receive 75% and CSFB will receive 25% of the income, in accordance with the provisions of the securities lending agency agreement. If CSFB should enter into a securities lending agency agreement with another comparable investment company client under which it will receive a smaller proportion of the fees, its fee agreement with the Portfolio shall be reduced to such lower fee amount. Securities lending income is accrued as earned. The Portfolio earned no income from securities lending for the year ended December 31, 2003.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 0.90% of the Portfolio's average daily net assets. For the year ended December 31, 2003, investment advisory fees earned and voluntarily waived were $314,316 and $50,503, respectively.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB, serve as co-administrators to the Portfolio.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. For the year ended December 31, 2003, co-administrative services fees earned by CSAMSI were $34,924.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee.

           AVERAGE DAILY NET ASSETS                   ANNUAL RATE
           ------------------------       ----------------------------------
           First $5 billion               0.050% of average daily net assets
           Next $5 billion                0.035% of average daily net assets
           Over $10 billion               0.020% of average daily net assets

   For the year ended December 31, 2003, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $25,369.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year December 31, 2003 Sended December 31, 2003, Merrill was paid $6,286 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2003 and during the year ended December 31, 2003, the Portfolio had no borrowings outstanding under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) were $24,030,461 and $26,052,409, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in shares of the Portfolio were as follows:

                                    FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                     DECEMBER 31, 2003     DECEMBER 31, 2002
                                    ------------------    ------------------
  Shares sold                             317,577               225,073
  Shares redeemed                        (553,853)             (946,715)
                                         --------              --------
  Net decrease                           (236,276)             (721,642)
                                         ========              ========

   On December 31, 2003, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio were as follows:

                            NUMBER OF        APPROXIMATE PERCENTAGE
                          SHAREHOLDERS       OF OUTSTANDING SHARES
                          ------------       ----------------------
                               3                      94%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales.

   There were no distributions in the year ended December 31, 2003 and 2002.

   At December 31, 2003, the components of distributable earnings on a tax basis for the Portfolio were as follows:

       Accumulated realized loss            $  (24,168,526)
       Unrealized appreciation                   9,124,243
                                            --------------
                                            $  (15,044,283)
                                            ==============

   At December 31, 2003, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

                                EXPIRES DECEMBER 31,
                 ------------------------------------------------
                     2008             2009               2010
                 -----------     -------------      -------------
                 $ 1,460,984     $  18,641,648      $  4,065,894

   The Portfolio utilized net capital loss carryforward of $2,459,386 during 2003.

   Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2003, the Portfolio had no net losses arising between November 1, 2003 and December 31, 2003.

   At December 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $32,533,240, $10,137,779, $(1,013,536) and $9,124,243, respectively.

   At December 31, 2003, the Portfolio reclassified $313,631 from paid-in capital to undistributed net investment loss, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses. Net assets were not affected by these reclassifications.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust -- Emerging Growth Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Growth Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 3, 2004

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                                     TERM                                      NUMBER OF
                                                     OF OFFICE(1)                              PORTFOLIOS IN
                                                     AND                                       FUND
                                 POSITION(S)         LENGTH        PRINCIPAL                   COMPLEX            OTHER
NAME, ADDRESS AND                HELD WITH           OF TIME       OCCUPATION(S) DURING        OVERSEEN BY        DIRECTORSHIPS
DATE OF BIRTH                    TRUST               SERVED        PAST FIVE YEARS             TRUSTEE            HELD BY TRUSTEE
-------------------------------  -----------------   ------------  --------------------------  -----------------  ---------------
INDEPENDENT TRUSTEES

Richard H. Francis               Trustee,            Since         Currently retired           43                 None
c/o Credit Suisse Asset          Nominating          1999
Management, LLC                  and
466 Lexington Avenue             Audit
New York, New York               Committee
10017-3140                       Member

Date of Birth: 04/23/32

Jeffrey E. Garten(2)             Trustee,            Since         Dean of Yale                42                 Director of
Box 208200                       Nominating          1998          School of                                      Aetna, Inc.
New Haven, Connecticut           and                               Management and                                 (insurance
06520-8200                       Audit                             William S. Beinecke                            company);
                                 Committee                         Professor in the                               Director of
Date of Birth: 10/29/46          Member                            Practice of                                    Calpine
                                                                   International                                  Corporation
                                                                   Trade and Finance                              (energy
                                                                   (11/95 - present)                              provider);
                                                                                                                  Director of
                                                                                                                  CarMax Group
                                                                                                                  (used car
                                                                                                                  dealers)

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                                     TERM                                      NUMBER OF
                                                     OF OFFICE(1)                              PORTFOLIOS IN
                                                     AND                                       FUND
                                 POSITION(S)         LENGTH        PRINCIPAL                   COMPLEX            OTHER
NAME, ADDRESS AND                HELD WITH           OF TIME       OCCUPATION(S) DURING        OVERSEEN BY        DIRECTORSHIPS
DATE OF BIRTH                    TRUST               SERVED        PAST FIVE YEARS             TRUSTEE            HELD BY TRUSTEE
-------------------------------  -----------------   ------------  --------------------------  -----------------  ---------------
INDEPENDENT TRUSTEES

Peter F. Krogh                   Trustee,            Since         Dean Emeritus and           42                 Director
301 ICC                          Nominating          2001          Distinguished Professor                        of Carlisle
Georgetown University            and                               of International Affairs                       Companies
Washington, DC 20057             Audit                             at the Edmund A.                               Incorporated
                                 Committee                         Walsh School of                                (diversified
Date of Birth: 02/11/37          Member                            Foreign Service,                               manufacturing
                                                                   Georgetown University                          company);
                                                                   (6/95 - present);                              Member of
                                                                   Moderator of PBS                               Selection
                                                                   foreign affairs television                     Committee for
                                                                   series (1988 - 2000)                           Truman
                                                                                                                  Scholars and
                                                                                                                  Henry Luce
                                                                                                                  Scholars; Senior
                                                                                                                  Associate of
                                                                                                                  Center for
                                                                                                                  Strategic and
                                                                                                                  International
                                                                                                                  Studies; Trustee
                                                                                                                  of numerous
                                                                                                                  world affairs
                                                                                                                  organizations

James S. Pasman, Jr.             Trustee,            Since         Currently retired           44                 Director of
c/o Credit Suisse Asset          Nominating          1999                                                         Education
Management, LLC                  and Audit                                                                        Management
466 Lexington Avenue             Committee                                                                        Corp.
New York, New York               Member
10017-3140

Date of Birth: 12/20/30

Steven N. Rappaport              Trustee,            Since         Partner of Lehigh Court,    44                 None
Lehigh Court, LLC                Nominating          1999          LLC and RZ Capital
40 East 52nd Street              Committee                         (private investment firms)
New York, New York               Member and                        (7/02 - present);
10022                            Audit                             Consultant to SunGard
                                 Committee                         Securities Finance, Inc.
Date of Birth: 07/10/48          Chairman                          from February 2002 to
                                                                   July 2002; President of
                                                                   SunGard Securities
                                                                   Finance, Inc. from 2001 to
                                                                   February 2002; President
                                                                   of Loanet, Inc. (on-line
                                                                   accounting service) from
                                                                   1997 to 2001

                                                     TERM                                      NUMBER OF
                                                     OF OFFICE(1)                              PORTFOLIOS IN
                                                     AND                                       FUND
                                 POSITION(S)         LENGTH        PRINCIPAL                   COMPLEX            OTHER
NAME, ADDRESS AND                HELD WITH           OF TIME       OCCUPATION(S) DURING        OVERSEEN BY        DIRECTORSHIPS
DATE OF BIRTH                    TRUST               SERVED        PAST FIVE YEARS             TRUSTEE            HELD BY TRUSTEE
-------------------------------  -----------------   ------------  --------------------------  -----------------  ---------------
INTERESTED TRUSTEES

Joseph D. Gallagher(3)           Trustee,            Since         Managing Director,          45                 None
Credit Suisse Asset              Chairman of         2003          Chief Executive Officer of
Management, LLC                  the Board and                     CSAM and Global Chief
466 Lexington Avenue             Chief                             Operating Officer of
New York, New York               Executive                         Credit Suisse Asset
10017-3140                       Officer                           Management since 2003;
                                                                   Global Chief Financial
Date of Birth: 12/14/62                                            Officer, Credit Suisse
                                                                   Asset Management from 1999
                                                                   to 2003; Chief Executive
                                                                   Officer and Director of
                                                                   Credit Suisse Asset
                                                                   Management Limited,
                                                                   London, England, from June
                                                                   2000 to 2003; Director of
                                                                   Credit Suisse Asset
                                                                   Management Funds (UK)
                                                                   Limited, London, England,
                                                                   from June 2000 to 2003;
                                                                   Managing Director, Head -
                                                                   Asian Corporate Finance
                                                                   and M&A, Credit Suisse
                                                                   First Boston, Hong Kong,
                                                                   China, from January 1998
                                                                   to May 1999

William W. Priest, Jr.(4)        Trustee             Since         Co-Managing Partner,        49                 Director of
Steinberg Priest & Sloane                            1999          Steinberg Priest & Sloane                      Globe Wireless,
Capital Management, LLC                                            Capital Management, LLC                        LLC (maritime
12 East 49th Street                                                since March 2001;                              communications
12th Floor                                                         Chairman and Managing                          company);
New York, New York                                                 Director of CSAM from                          Director of
10017                                                              2000 to February 2001;                         InfraRed X
                                                                   Chief Executive Officer                        (medical device
Date of Birth: 09/24/41                                            and Managing Director of                       company)
                                                                   CSAM from 1990 to 2000

----------
(3) Mr. Gallagher is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he is an officer of CSAM.
(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                                           TERM
                                                           OF OFFICE(1)
                                                           AND
                                      POSITION(S)          LENGTH
NAME, ADDRESS AND                     HELD WITH            OF TIME
DATE OF BIRTH                         TRUST                SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------  -------------------  ------------   ------------------------------------------------------
OFFICERS

Hal Liebes                            Vice President       Since          Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset                   and Secretary        1999           Associated with CSAM since 1997; Officer of other Credit
Management, LLC                                                           Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 07/06/64

Michael A. Pignataro                  Chief                Since          Director and Director of Fund Administration of CSAM;
Credit Suisse Asset                   Financial            1999           Associated with CSAM since 1984; Officer of other Credit
Management, LLC                       Officer and                         Suisse Funds
466 Lexington Avenue                  Treasurer
New York, New York
10017-3140

Date of Birth: 11/15/59

Gregory N. Bressler                   Assistant            Since          Director and Deputy General Counsel of CSAM; Associated
Credit Suisse Asset                   Secretary            2000           with CSAM since January 2000; Associated with the law
Management, LLC                                                           firm of Swidler Berlin Shereff Friedman LLP from 1996 to
466 Lexington Avenue                                                      2000; Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 11/17/66

Rocco A. Del Guercio                  Assistant            Since          Vice President of CSAM; Associated with CSAM since June
Credit Suisse Asset                   Treasurer            1999           1996; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/28/63

Joseph Parascondola                   Assistant            Since          Assistant Vice President of CSAM; Associated with CSAM
Credit Suisse Asset                   Treasurer            2000           since April 2000; Assistant Vice President, Deutsche Asset
Management, LLC                                                           Management from January 1999 to April 2000; Assistant
466 Lexington Avenue                                                      Vice President, Weiss, Peck & Greer LLC from November
New York, New York                                                        1995 to December 1998; Officer of other Credit Suisse
10017-3140                                                                Funds

Date of Birth: 06/05/63

                                                           TERM
                                                           OF OFFICE(1)
                                                           AND
                                      POSITION(S)          LENGTH
NAME, ADDRESS AND                     HELD WITH            OF TIME
DATE OF BIRTH                         TRUST                SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------  -------------------  ------------   ------------------------------------------------------
OFFICERS

Robert M. Rizza                       Assistant            Since          Assistant Vice President of CSAM; Associated with CSAM
Credit Suisse Asset                   Treasurer            2002           since 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

    The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

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

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

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam.com

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TREMG-2-1203

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

ANNUAL REPORT

DECEMBER 31, 2003

CREDIT SUISSE TRUST
- LARGE CAP VALUE PORTFOLIO


CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

MORE COMPLETE INFORMATION ABOUT THE TRUST, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2003; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2003 (Unaudited)

                                                                January 28, 2004

Dear Shareholder:

   For the 12 months ended December 31, 2003, Credit Suisse Trust -- Large Cap Value Portfolio(1) (the "Portfolio") had a gain of 25.16%, versus an increase of 30.03% for the Russell 1000(R) Value Index(2).

   The 12-month period was a positive one for the U.S. stock market, though equities struggled early on, hindered by a great deal of uncertainty regarding a looming conflict with Iraq and a related decline in consumer sentiment. But when the war came to a swift and seemingly successful end in April, a major cloud of uncertainty lifted and investors embraced risk. Optimism over a potential economic recovery also supported equities. Grounds for this optimism included historically low interest rates, a significant tax-reduction package, and an upturn in leading economic indicators around the world. Indeed, late in the year U.S. GDP growth was surprisingly robust (8.2% for the third quarter on an annualized basis).

   The Portfolio participated in the market's rally, but it underperformed its benchmark, which we attribute in large part to our focus on high quality companies with relatively stable profits. The market's upward move was paced by "high beta" stocks (i.e., stocks that tend to outperform in rallying markets), representing companies with lackluster or even negative earnings. This was particularly true among information technology companies, which benefited from speculation that an improving economy would aid these long-struggling stocks. The outperformance of lower-tier stocks for the period notwithstanding, we continue to adhere to a discipline of owning profitable companies generating current free cash flows, in the belief that this strategy will provide competitive results over time.

   Another factor that hindered the Portfolio was its underweighting in the financial-services sector. The sector, which accounts for about a third of the Portfolio's benchmark, outperformed the broader market for the 12 months. On the positive side, stocks that helped the Portfolio's performance for the year included its producer durables holdings.

   In terms of noteworthy sector allocations, we ended the period with overweighted positions in the materials and producer durables areas. This is based in part on evidence that capital spending appears to be improving. Elsewhere of note, we intend to remain underweighted in the financial-services sector over the next 12 months. Given the early stages of an economic rebound, combined with burdensome budget and trade deficits and a weakening dollar, we expect to see upward pressure on interest rates. While we do not believe there will be a dramatic rise in rates, any increase might significantly hinder earnings growth for certain financial companies.

   Our search for opportunities in the technology sector continues, though valuations have become loftier here. We may selectively add technology stocks if and when market volatility results in what we consider to be compelling valuation stories.

The Credit Suisse Value Team

Stephen J. Kazynski
Scott T. Lewis
Robert E. Rescoe

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
            CREDIT SUISSE TRUST--LARGE CAP VALUE PORTFOLIO(1) AND THE RUSSELL 1000(R) VALUE INDEX(2) FROM INCEPTION (10/31/97).

                CREDIT SUISSE TRUST -             RUSSELL 1000(R)
             LARGE CAP VALUE PORTFOLIO(1)         VALUE INDEX(2)
10/31/97              $  10,000                      $ 10,000
11/30/97              $  10,130                      $ 10,442
12/31/97              $  10,389                      $ 10,747
1/31/98               $  10,450                      $ 10,595
2/28/98               $  11,134                      $ 11,308
3/31/98               $  11,556                      $ 12,000
4/30/98               $  11,596                      $ 12,080
5/31/98               $  11,566                      $ 11,901
6/30/98               $  11,677                      $ 12,053
7/31/98               $  11,375                      $ 11,841
8/31/98               $   9,756                      $ 10,079
9/30/98               $  10,037                      $ 10,657
10/31/98              $  10,741                      $ 11,483
11/30/98              $  11,355                      $ 12,018
12/31/98              $  11,649                      $ 12,427
1/31/99               $  11,720                      $ 12,526
2/28/99               $  11,447                      $ 12,349
3/31/99               $  11,578                      $ 12,605
4/30/99               $  12,877                      $ 13,782
5/31/99               $  13,019                      $ 13,631
6/30/99               $  13,425                      $ 14,026
7/31/99               $  12,958                      $ 13,616
8/31/99               $  12,715                      $ 13,110
9/30/99               $  12,380                      $ 12,652
10/31/99              $  12,441                      $ 13,380
11/30/99              $  12,370                      $ 13,276
12/31/99              $  12,377                      $ 13,340
1/31/2000             $  11,398                      $ 12,905
2/29/2000             $  10,753                      $ 11,946
3/31/2000             $  12,158                      $ 13,404
4/30/2000             $  12,221                      $ 13,248
5/31/2000             $  12,668                      $ 13,388
6/30/2000             $  12,075                      $ 12,776
7/31/2000             $  12,148                      $ 12,936
8/31/2000             $  12,918                      $ 13,656
9/30/2000             $  12,887                      $ 13,781
10/31/2000            $  13,178                      $ 14,120
11/30/2000            $  12,606                      $ 13,597
12/31/2000            $  13,479                      $ 14,278
1/31/2001             $  13,777                      $ 14,332
2/28/2001             $  13,777                      $ 13,934
3/31/2001             $  13,320                      $ 13,442
4/30/2001             $  13,968                      $ 14,100
5/31/2001             $  14,350                      $ 14,418
6/30/2001             $  13,926                      $ 14,098
7/31/2001             $  13,851                      $ 14,068
8/31/2001             $  13,437                      $ 13,504
9/30/2001             $  12,449                      $ 12,553
10/31/2001            $  12,523                      $ 12,445
11/30/2001            $  13,267                      $ 13,168
12/31/2001            $  13,607                      $ 13,478
1/31/2002             $  13,384                      $ 13,375
2/28/2002             $  13,479                      $ 13,396
3/31/2002             $  13,894                      $ 14,030
4/30/2002             $  13,384                      $ 13,548
5/31/2002             $  13,203                      $ 13,616
6/30/2002             $  12,290                      $ 12,834
7/31/2002             $  11,174                      $ 11,641
8/31/2002             $  11,079                      $ 11,729
9/30/2002             $   9,804                      $ 10,425
10/31/2002            $  10,441                      $ 11,198
11/30/2002            $  11,004                      $ 11,903
12/31/2002            $  10,464                      $ 11,386
1/31/2003             $  10,271                      $ 11,111
2/28/2003             $  10,099                      $ 10,814
3/31/2003             $  10,121                      $ 10,833
4/30/2003             $  10,733                      $ 11,786
5/31/2003             $  11,281                      $ 12,547
6/30/2003             $  11,388                      $ 12,704
7/31/2003             $  11,431                      $ 12,893
8/31/2003             $  11,603                      $ 13,094
9/30/2003             $  11,582                      $ 12,966
10/31/2003            $  12,145                      $ 13,760
11/30/2003            $  12,329                      $ 13,947
12/31/2003            $  13,098                      $ 14,806

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or Plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds.

                  AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2003(1)
                  ------------------------------------------------
                                                       SINCE
                      1 YEAR          5 YEARS        INCEPTION
                      ------          -------        ---------
                       25.16%          2.37%            4.47%

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Russell 1000(R) Value Index measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2003

                                                               NUMBER OF
                                                                 SHARES        VALUE
                                                               ---------   -------------
COMMON STOCKS (89.1%)
AEROSPACE & DEFENSE (6.7%)
    Alliant Techsystems, Inc.*                                     4,700   $     271,472
    Boeing Co.                                                     6,700         282,338
    Lockheed Martin Corp.                                         11,100         570,540
    United Technologies Corp.                                      9,000         852,930
                                                                           -------------
                                                                               1,977,280
                                                                           -------------
AUTO COMPONENTS (3.3%)
    Johnson Controls, Inc.                                         4,000         464,480
    Lear Corp.                                                     8,300         509,039
                                                                           -------------
                                                                                 973,519
                                                                           -------------
BANKS (11.9%)
    Bank of America Corp.                                         15,400       1,238,622
    Charter One Financial, Inc.                                    8,060         278,473
    Mellon Financial Corp.                                        11,900         382,109
    Wachovia Corp.                                                11,200         521,808
    Washington Mutual, Inc.                                        9,100         365,092
    Wells Fargo & Co.                                             12,600         742,014
                                                                           -------------
                                                                               3,528,118
                                                                           -------------
BUILDING PRODUCTS (2.0%)
    American Standard Companies, Inc.*                             5,900         594,130
                                                                           -------------
CHEMICALS (3.0%)
    E. I. du Pont de Nemours & Co.                                12,700         582,803
    PPG Industries, Inc.                                           4,700         300,894
                                                                           -------------
                                                                                 883,697
                                                                           -------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
    Cendant Corp.*                                                22,900         509,983
                                                                           -------------
COMPUTERS & PERIPHERALS (3.5%)
    Hewlett-Packard Co.                                           22,616         519,490
    Seagate Technology                                            27,200         514,080
                                                                           -------------
                                                                               1,033,570
                                                                           -------------
DIVERSIFIED FINANCIALS (4.4%)
    Freddie Mac                                                    9,100         530,712
    Lehman Brothers Holdings, Inc.                                 5,200         401,544
    Morgan Stanley                                                 6,400         370,368
                                                                           -------------
                                                                               1,302,624
                                                                           -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.5%)
    ALLTEL Corp.                                                   6,400         298,112
    BellSouth Corp.                                               10,700         302,810
    Verizon Communications, Inc.                                  12,200         427,976
                                                                           -------------
                                                                               1,028,898
                                                                           -------------
ELECTRIC UTILITIES (1.2%)
    Progress Energy, Inc.                                          7,500         339,450
                                                                           -------------

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES        VALUE
                                                               ---------   -------------
COMMON STOCKS
ELECTRICAL EQUIPMENT (0.9%)
    Emerson Electric Co.                                           4,100   $     265,475
                                                                           -------------
FOOD PRODUCTS (1.9%)
    Dean Foods Co.*                                                8,400         276,108
    General Mills, Inc.                                            6,600         298,980
                                                                           -------------
                                                                                 575,088
                                                                           -------------
HEALTHCARE PROVIDERS & SERVICES (1.5%)
    Aetna, Inc.                                                    6,400         432,512
                                                                           -------------
HOUSEHOLD DURABLES (1.7%)
    Newell Rubbermaid, Inc.                                       22,200         505,494
                                                                           -------------
INDUSTRIAL CONGLOMERATES (3.3%)
    Textron, Inc.                                                  6,300         359,478
    Tyco International, Ltd.                                      23,400         620,100
                                                                           -------------
                                                                                 979,578
                                                                           -------------
INSURANCE (6.8%)
    Allstate Corp.                                                 8,600         369,972
    Chubb Corp.                                                    7,800         531,180
    Hartford Financial Services Group, Inc.                       10,600         625,718
    St. Paul Companies, Inc.                                      12,500         495,625
                                                                           -------------
                                                                               2,022,495
                                                                           -------------
IT CONSULTING & SERVICES (1.2%)
    Unisys Corp.*                                                 23,600         350,460
                                                                           -------------
MACHINERY (4.1%)
    Eaton Corp.                                                    4,900         529,102
    Harsco Corp.                                                   6,300         276,066
    ITT Industries, Inc.                                           5,600         415,576
                                                                           -------------
                                                                               1,220,744
                                                                           -------------
MEDIA (3.1%)
    Gannett Company, Inc.                                          3,300         294,228
    Tribune Co.                                                    5,200         268,320
    Viacom, Inc. Class B                                           7,900         350,602
                                                                           -------------
                                                                                 913,150
                                                                           -------------
MULTI-UTILITIES (1.7%)
    Calpine Corp. *                                              105,600         507,936
                                                                           -------------
OIL & GAS (7.5%)
    Apache Corp.                                                   3,400         275,740
    ConocoPhillips                                                11,302         741,072
    Devon Energy Corp.                                             6,500         372,190
    Exxon Mobil Corp.                                             14,400         590,400
    Noble Energy, Inc.                                             5,000         222,150
                                                                           -------------
                                                                               2,201,552
                                                                           -------------

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES        VALUE
                                                               ---------   -------------
COMMON STOCKS
PAPER & FOREST PRODUCTS (1.9%)
    MeadWestvaco Corp.                                            18,700   $     556,325
                                                                           -------------
PHARMACEUTICALS (7.1%)
    Abbott Laboratories                                            9,400         438,040
    Bristol-Myers Squibb Co.                                       9,000         257,400
    Johnson & Johnson                                              9,100         470,106
    Pfizer, Inc.                                                  16,700         590,011
    Wyeth                                                          8,200         348,090
                                                                           -------------
                                                                               2,103,647
                                                                           -------------
ROAD & RAIL (2.3%)
    Burlington Northern Santa Fe Corp.                            20,600         666,410
                                                                           -------------
TOBACCO (2.9%)
    Altria Group, Inc.                                             9,100         495,222
    R.J. Reynolds Tobacco Holdings, Inc.                           6,100         354,715
                                                                           -------------
                                                                                 849,937
                                                                           -------------

TOTAL COMMON STOCKS (Cost $22,474,018)                                        26,322,072
                                                                           -------------

                                                                  PAR
                                                                 (000)
                                                               ---------
SHORT-TERM INVESTMENT (10.9%)
    State Street Bank and Trust Co. Euro Time Deposit,
    0.750%, 1/02/04 (Cost $3,218,000)                          $   3,218       3,218,000
                                                                           -------------

TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $25,692,018)                        29,540,072

LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)                                      (4,171)
                                                                           -------------

NET ASSETS (100.0%)                                                        $  29,535,901
                                                                           =============

 *  Non-income producing security.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
    Investments at value (Cost $25,692,018) (Note 1)                          $  29,540,072
    Cash                                                                                372
    Receivable for investments sold                                                 470,505
    Dividend and interest receivable                                                 41,989
    Receivable for portfolio shares sold                                              5,660
    Prepaid expenses                                                                 13,391
                                                                              -------------
       Total Assets                                                              30,071,989
                                                                              -------------
LIABILITIES
    Advisory fee payable (Note 2)                                                    28,933
    Administrative services fee payable (Note 2)                                      5,221
    Payable for investments purchased                                               485,610
    Other accrued expenses payable                                                   16,324
                                                                              -------------
       Total Liabilities                                                            536,088
                                                                              -------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                          2,441
    Paid-in capital (Note 5)                                                     29,411,579
    Undistributed net investment income                                             221,475
    Accumulated net realized loss from investments                               (3,947,648)
    Net unrealized appreciation from investments                                  3,848,054
                                                                              -------------
       Net Assets                                                             $  29,535,901
                                                                              =============
    Shares outstanding                                                            2,441,113
                                                                              -------------
    Net asset value, offering price, and redemption price per share           $       12.10
                                                                              =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

INVESTMENT INCOME (Note 1)
    Dividends                                                                 $     441,753
    Interest                                                                         10,146
                                                                              -------------
       Total investment income                                                      451,899
                                                                              -------------
EXPENSES
    Investment advisory fees (Note 2)                                               171,881
    Administrative services fees (Note 2)                                            39,874
    Legal fees                                                                       32,174
    Audit fees                                                                       17,752
    Insurance expense                                                                 7,541
    Custodian fees                                                                    3,596
    Transfer agent fees                                                               2,986
    Trustees' fees                                                                    2,310
    Printing fees (Note 2)                                                            1,819
    Commitment fees (Note 3)                                                            840
    Interest expense (Note 3)                                                           608
    Miscellaneous expense                                                             5,455
                                                                              -------------
       Total expenses                                                               286,836
    Less: fees waived (Note 2)                                                      (57,661)
                                                                              -------------
       Net expenses                                                                 229,175
                                                                              -------------
         Net investment income                                                      222,724
                                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized loss from investments                                             (881,911)
    Net change in unrealized appreciation (depreciation) from investments         6,106,687
                                                                              -------------
    Net realized and unrealized gain from investments                             5,224,776
                                                                              -------------
    Net increase in net assets resulting from operations                      $   5,447,500
                                                                              =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  FOR THE YEAR      FOR THE YEAR
                                                                                     ENDED             ENDED
                                                                               DECEMBER 31, 2003  DECEMBER 31, 2002
                                                                               -----------------  -----------------
FROM OPERATIONS
    Net investment income                                                        $     222,724      $     181,700
    Net realized loss on investments                                                  (881,911)        (1,775,291)
    Net change in unrealized appreciation (depreciation) from investments            6,106,687         (5,540,539)
                                                                                 -------------      -------------
       Net increase (decrease) in net assets resulting from operations               5,447,500         (7,134,130)
                                                                                 -------------      -------------
FROM DIVIDENDS
    Dividends from net investment income                                              (181,610)          (251,483)
                                                                                 -------------      -------------
       Net decrease in net assets resulting from dividends                            (181,610)          (251,483)
                                                                                 -------------      -------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
    Proceeds from sale of shares                                                    11,460,920          6,883,677
    Reinvestment of dividends                                                          181,610            251,483
    Net asset value of shares redeemed                                              (8,858,376)        (8,544,077)
                                                                                 -------------      -------------
       Net increase (decrease) in net assets from capital share transactions         2,784,154         (1,408,917)
                                                                                 -------------      -------------
    Net increase (decrease) in net assets                                            8,050,044         (8,794,530)

NET ASSETS

    Beginning of year                                                               21,485,857         30,280,387
                                                                                 -------------      -------------
    End of year                                                                  $  29,535,901      $  21,485,857
                                                                                 =============      =============
    Undistributed Net Investment Income                                          $     221,475      $     181,599
                                                                                 =============      =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)

                                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                                    ---------------------------------------------------------
                                                                       2003       2002        2001         2000       1999
                                                                    ---------   ---------   ---------   ---------   ---------
PER SHARE DATA
    Net asset value, beginning of year                              $    9.74   $   12.81   $   12.69   $   11.89   $   11.48
                                                                    ---------   ---------   ---------   ---------   ---------
INVESTMENT OPERATIONS
    Net investment income                                                0.09        0.09        0.11        0.14        0.33
    Net gain (loss) on investments
      (both realized and unrealized)                                     2.35       (3.05)       0.01        0.92        0.38
                                                                    ---------   ---------   ---------   ---------   ---------
        Total from investment operations                                 2.44       (2.96)       0.12        1.06        0.71
                                                                    ---------   ---------   ---------   ---------   ---------
LESS DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income                                (0.08)      (0.11)         --       (0.14)      (0.11)
    Distributions from net realized gains                                  --          --          --       (0.12)      (0.19)
                                                                    ---------   ---------   ---------   ---------   ---------
        Total dividends and distributions                               (0.08)      (0.11)         --       (0.26)      (0.30)
                                                                    ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF YEAR                                        $   12.10   $    9.74   $   12.81   $   12.69   $   11.89
                                                                    =========   =========   =========   =========   =========
        Total return(1)                                                 25.16%     (23.09)%      0.95%       8.91%       6.24%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of year (000s omitted)                          $  29,536   $  21,486   $  30,280   $  24,034   $  20,153
      Ratio of expenses to average net assets(2)                         1.00%       1.00%       1.00%       1.02%       1.01%
      Ratio of net investment income to average net assets               0.97%       0.68%       0.90%       1.11%       0.91%
      Decrease reflected in above operating expense
        ratios due to waivers/reimbursements                             0.25%       0.35%       0.24%       0.27%       0.34%
    Portfolio turnover rate                                                86%         43%         46%         77%        102%

(1) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(2) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% and .01% for the years ended December 31, 2000 and 1999, respectively. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.00% for each of the years ending December 31, 2000 and 1999, respectively. For the years ended December 31, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers eight managed investment portfolios of which one, the Large Cap Value Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital and income. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by the Board of Trustees under procedures established by the Board of Trustees.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   H) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Portfolio in connection with securities lending activity is pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, money market instruments and the AIM Institutional Funds - Liquid Assets Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the year ended December 31, 2003.

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Portfolio to act as the Portfolio's securities lending agent. Prior to April 1, 2003, CSFB had agreed to charge the Portfolio fees for its securities lending activities equal to its costs in providing services as securities lending agent and had voluntarily waived such fees through March 31, 2003. Effective April 1, 2003, the Portfolio and CSFB entered into an arrangement to share the income earned from securities lending activities, whereby, generally, the Portfolio will receive 75% and CSFB will receive 25% of the income, in accordance with the provisions of the securities lending agency agreement. If CSFB should enter into a securities lending agency agreement with another comparable investment company client under which it will receive a smaller proportion of the fees, its fee agreement with the Portfolio shall be reduced to such lower fee amount. Securities lending income is accrued as earned. The Portfolio earned no income from securities lending for the year ended December 31, 2003.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2003, investment advisory fees earned and voluntarily waived were $171,881 and $57,661, respectively.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. For the year ended December 31, 2003, co-administrative services fees earned by CSAMSI were $22,918.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse Funds/Portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee.

           AVERAGE DAILY NET ASSETS                      ANNUAL RATE
           ------------------------                      -----------
           First $5 billion                   0.050% of average daily net assets
           Next $5 billion                    0.035% of average daily net assets
           Over $10 billion                   0.020% of average daily net assets

   For the year ended December 31, 2003, co-administrative services fees earned by SSB (including out-of-pocket fees) were $16,956.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2003, Merrill was paid $6,276 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2003, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2003, the Portfolio had borrowings under the Credit Facility as follows:

           AVERAGE DAILY          WEIGHTED AVERAGE          MAXIMUM DAILY
           LOAN BALANCE            INTEREST RATE           LOAN OUTSTANDING
           ------------           ----------------         ----------------
            $ 1,556,750                1.759%                 $ 1,794,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

                            INVESTMENT SECURITIES      U.S. GOVERNMENT/AGENCY OBLIGATIONS
                            ---------------------      ----------------------------------
           Purchases            $ 18,461,771                        $ 503,006
           Sales                  18,677,388                          450,550

NOTE 5. CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                                               FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                               DECEMBER 31, 2003     DECEMBER 31, 2002
                                               ------------------    ------------------
Shares sold                                         1,119,985              569,806
Shares issued in reinvestment of dividends             16,863               25,123
Shares redeemed                                      (901,899)            (752,007)
                                                    ---------             --------
Net increase (decrease)                               234,949             (157,078)
                                                    =========             ========

   On December 31, 2003, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

                         NUMBER OF         APPROXIMATE PERCENTAGE
                        SHAREHOLDERS       OF OUTSTANDING SHARES
                        ------------       ----------------------
                             3                       97%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales and Real Estate Investment Trusts.

   The tax characteristics of dividends paid during the years ended December 31, 2003 and 2002 for the Portfolio were as follows:

                                   ORDINARY INCOME
                              ------------------------
                                 2003           2002
                              ---------      ---------
                              $ 181,610      $ 251,483

   At December 31, 2003, the components of distributable earnings on a tax basis for the Portfolio were as follows:

       Undistributed ordinary income        $     221,475
       Accumulated net realized loss           (3,944,129)
       Unrealized appreciation                  3,844,535
                                            -------------
                                            $     121,881
                                            =============

   At December 31, 2003, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

                                EXPIRES DECEMBER 31,
                ------------------------------------------------
                   2008        2009          2010         2011
                ---------   ---------    -----------   ---------
                $ 634,365   $ 622,754    $ 1,790,646   $ 896,364

   Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2003, the Portfolio had no net losses arising between November 1, 2003 and December 31, 2003.

   At December 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $25,695,537, $4,287,999, $(443,464) and $3,844,535, respectively.

   At December 31, 2003, the Portfolio reclassified $1,238 from accumulated net investment income to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of Real Estate Investment Trusts. Net assets were not affected by these reclassifications.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust -- Large Cap Value Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Value Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 3, 2004

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                             TERM                                             NUMBER OF
                                             OF OFFICE(1)                                     PORTFOLIOS IN
                                             AND                                              FUND
                             POSITION(S)     LENGTH       PRINCIPAL                           COMPLEX       OTHER
NAME, ADDRESS AND            HELD WITH       OF TIME      OCCUPATION(S) DURING                OVERSEEN BY   DIRECTORSHIPS
DATE OF BIRTH                TRUST           SERVED       PAST FIVE YEARS                     TRUSTEE       HELD BY TRUSTEE
---------------------------- --------------- ------------ ----------------------------------- ------------- ---------------------
INDEPENDENT TRUSTEES

Richard H. Francis           Trustee,        Since        Currently retired                   43            None
c/o Credit Suisse Asset      Nominating      1999
Management, LLC              and Audit
466 Lexington Avenue         Committee
New York, New York           Member
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten(2)         Trustee,        Since        Dean of Yale School of Management   42            Director of Aetna,
Box 208200                   Nominating      1998         and William S. Beinecke Professor                 Inc. (insurance
New Haven, Connecticut       and Audit                    in the Practice of International                  company); Director of
06520-8200                   Committee                    Trade and Finance (11/95 -                        Calpine Corporation
                             Member                       present)                                          (energy provider);
Date of Birth: 10/29/46                                                                                     Director of CarMax
                                                                                                            Group (used car
                                                                                                            dealers)

----------------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                             TERM                                             NUMBER OF
                                             OF OFFICE(1)                                     PORTFOLIOS IN
                                             AND                                              FUND
                             POSITION(S)     LENGTH       PRINCIPAL                           COMPLEX       OTHER
NAME, ADDRESS AND            HELD WITH       OF TIME      OCCUPATION(S) DURING                OVERSEEN BY   DIRECTORSHIPS
DATE OF BIRTH                TRUST           SERVED       PAST FIVE YEARS                     TRUSTEE       HELD BY TRUSTEE
---------------------------- --------------- ------------ ----------------------------------- ------------- ---------------------
INDEPENDENT TRUSTEES

Peter F. Krogh               Trustee,        Since        Dean Emeritus and Distinguished     42            Director of Carlisle
301 ICC                      Nominating      2001         Professor of International Affairs                Companies
Georgetown University        and Audit                    at the Edmund A. Walsh School of                  Incorporated
Washington, DC 20057         Committee                    Foreign Service, Georgetown                       (diversified
                             Member                       University (6/95 - present);                      manufacturing
Date of Birth: 02/11/37                                   Moderator of PBS foreign affairs                  company); Member of
                                                          television series (1988 - 2000)                   Selection Committee
                                                                                                            for Truman Scholars
                                                                                                            and Henry Luce
                                                                                                            Scholars; Senior
                                                                                                            Associate of Center
                                                                                                            for Strategic and
                                                                                                            International
                                                                                                            Studies; Trustee of
                                                                                                            numerous world
                                                                                                            affairs organizations

James S. Pasman, Jr.         Trustee,        Since        Currently retired                   44            Director of Education
c/o Credit Suisse Asset      Nominating      1999                                                           Management Corp.
Management, LLC              and Audit
466 Lexington Avenue         Committee
New York, New York           Member
10017-3140

Date of Birth: 12/20/30

Steven N. Rappaport          Trustee,        Since        Partner of Lehigh Court, LLC and    44            None
Lehigh Court, LLC            Nominating      1999         RZ Capital (private investment
40 East 52nd Street          Committee                    firms) (7/02 - present);
New York, New York 10022     Member and                   Consultant to SunGard Securities
                             Audit                        Finance, Inc. from February 2002 to
Date of Birth: 07/10/48      Committee                    July 2002; President of SunGard
                             Chairman                     Securities Finance, Inc. from 2001
                                                          to February 2002; President of
                                                          Loanet, Inc. (on-line accounting
                                                          service) from 1997 to 2001

                                             TERM                                             NUMBER OF
                                             OF OFFICE(1)                                     PORTFOLIOS IN
                                             AND                                              FUND
                             POSITION(S)     LENGTH       PRINCIPAL                           COMPLEX       OTHER
NAME, ADDRESS AND            HELD WITH       OF TIME      OCCUPATION(S) DURING                OVERSEEN BY   DIRECTORSHIPS
DATE OF BIRTH                TRUST           SERVED       PAST FIVE YEARS                     TRUSTEE       HELD BY TRUSTEE
---------------------------- --------------- ------------ ----------------------------------- ------------- ---------------------
INTERESTED TRUSTEES

Joseph D. Gallagher(3)       Trustee,        Since        Managing Director, Chief Executive  45            None
Credit Suisse Asset          Chairman of     2003         Officer of CSAM and Global Chief
Management, LLC              the Board and                Operating Officer of Credit Suisse
466 Lexington Avenue         Chief                        Asset Management since 2003;
New York, New York           Executive                    Global Chief Financial Officer,
10017-3140                   Officer                      Credit Suisse Asset Management
                                                          from 1999 to 2003; Chief Executive
Date of Birth: 12/14/62                                   Officer and Director of Credit
                                                          Suisse Asset Management Limited,
                                                          London, England, from June 2000 to
                                                          2003; Director of Credit Suisse
                                                          Asset Management Funds (UK)
                                                          Limited, London, England, from
                                                          June 2000 to 2003; Managing
                                                          Director, Head - Asian Corporate
                                                          Finance and M&A, Credit Suisse
                                                          First Boston, Hong Kong, China,
                                                          from January 1998 to May 1999

William W. Priest, Jr.(4)    Trustee         Since        Co-Managing Partner, Steinberg      49            Director of Globe
Steinberg Priest & Sloane                    1999         Priest & Sloane Capital Management,               Wireless, LLC
Capital Management, LLC                                   LLC since March 2001; Chairman and                (maritime communications
12 East 49th Street                                       Managing Director of CSAM from                    company); Director of
12th Floor                                                2000 to February 2001; Chief                      InfraRed X (medical
New York, New York 10017                                  Executive Officer and Managing                    device company)
                                                          Director of CSAM from 1990 to 2000
Date of Birth: 09/24/41

----------
(3) Mr. Gallagher is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he is an officer of CSAM.
(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                             TERM
                                             OF OFFICE(1)
                                             AND
                             POSITION(S)     LENGTH
NAME, ADDRESS AND            HELD WITH       OF TIME
DATE OF BIRTH                TRUST           SERVED       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------- --------------- ------------ -----------------------------------------------------
OFFICERS

Hal Liebes                   Vice            Since        Managing Director and Global General Counsel of
Credit Suisse Asset          President and   1999         CSAM; Associated with CSAM since 1997; Officer of
Management, LLC              Secretary                    other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 07/06/64

Michael A. Pignataro         Chief           Since        Director and Director of Fund Administration of CSAM;
Credit Suisse Asset          Financial       1999         Associated with CSAM since 1984; Officer of other
Management, LLC              Officer and                  Credit Suisse Funds
466 Lexington Avenue         Treasurer
New York, New York
10017-3140

Date of Birth: 11/15/59

Gregory N. Bressler          Assistant       Since        Director and Deputy General Counsel of CSAM;
Credit Suisse Asset          Secretary       2000         Associated with CSAM since January 2000; Associated
Management, LLC                                           with the law firm of Swidler Berlin Shereff Friedman
466 Lexington Avenue                                      LLP from 1996 to 2000; Officer of other Credit Suisse
New York, New York                                        Funds
10017-3140

Date of Birth: 11/17/66

Rocco A. Del Guercio         Assistant       Since        Vice President of CSAM; Associated with CSAM since
Credit Suisse Asset          Treasurer       1999         June 1996; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/28/63

Joseph Parascondola          Assistant       Since        Assistant Vice President of CSAM; Associated with
Credit Suisse Asset          Treasurer       2000         CSAM since April 2000; Assistant Vice President,
Management, LLC                                           Deutsche Asset Management from January 1999 to
466 Lexington Avenue                                      April 2000; Assistant Vice President, Weiss, Peck &
New York, New York                                        Greer LLC from November 1995 to December 1998;
10017-3140                                                Officer of other Credit Suisse Funds

Date of Birth: 06/05/63

                                             TERM
                                             OF OFFICE(1)
                                             AND
                             POSITION(S)     LENGTH
NAME, ADDRESS AND            HELD WITH       OF TIME
DATE OF BIRTH                TRUST           SERVED       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------- --------------- ------------ -----------------------------------------------------
OFFICERS

Robert M. Rizza              Assistant       Since        Assistant Vice President of CSAM; Associated with
Credit Suisse Asset          Treasurer       2002         CSAM since 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
TAX INFORMATION LETTER (UNAUDITED)
December 31, 2003

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

   Corporate shareholders should note that for the year ended December 31, 2003, the percentage of the Portfolio's investment income (I.E., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 100.00%.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRLCV-2-1203

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

ANNUAL REPORT

DECEMBER 31, 2003


CREDIT SUISSE TRUST
- SMALL CAP VALUE PORTFOLIO

CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

MORE COMPLETE INFORMATION ABOUT THE TRUST, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2003; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2003 (Unaudited)

                                                                January 28, 2004

Dear Shareholder:

   For the 12 months ended December 31, 2003, Credit Suisse Trust -- Small Cap Value Portfolio(1) (the "Portfolio") had a gain of 24.76%, versus increases of 47.25% and 46.03%, respectively, for the Russell 2000(R) Index(2) and the Russell 2000(R) Value Index.(3)

   The 12-month period was a positive one for the U.S. stock market, though equities struggled early on, hindered by a great deal of uncertainty regarding a looming conflict with Iraq and a related decline in consumer sentiment. But when the war came to a swift and seemingly successful end in April, a major cloud of uncertainty lifted and investors embraced risk. Optimism over a potential economic recovery also supported equities. Grounds for this optimism included historically low interest rates, a significant tax-reduction package, and an upturn in leading economic indicators around the world. Indeed, late in the year U.S. GDP growth was surprisingly robust (8.2% for the third quarter on an annualized basis).

   The Portfolio's underperformance of its benchmarks can be best described in terms of what it did not own, specifically lower-quality companies with lackluster or even negative earnings and/or heavily indebted balance sheets. The market's strong upward move was paced by such stocks -- particularly in the technology area -- on speculation that an improving economy would aid them the most. This trend was evident across the market-capitalization spectrum, but was most pronounced in the small-cap value area, which is inhabited by a large number of financially struggling companies (in addition to many companies that we believe to have sound or improving financial profiles). The Portfolio's relative performance for the 12 months notwithstanding, we continue to adhere to a discipline of owning what we deem to be profitable companies generating current free cash flows, in the belief that this strategy will provide competitive results over time.

   From a sector perspective, another factor that hindered the Portfolio was its underweighting in the financial-services area. The sector, which accounts for about a third of the Portfolio's benchmark, outperformed the broader market for the 12 months.

   In terms of noteworthy sector allocation, we ended the period with overweighted positions in the materials and producer durables areas. This is based in part on evidence that capital spending appears to be improving. Elsewhere of note, we intend to remain underweighted in the financial-services sector over the next 12 months. Given the early stages of an economic rebound, combined with burdensome budget and trade deficits and a weakening dollar, we expect to see upward pressure on interest rates. While we do not believe there will be a dramatic rise in rates, any increase might significantly hinder earnings growth for certain financial companies.

   Our search for opportunities in the technology sector continues, though valuations have become more lofty here. We may selectively add technology stocks (we were underweighted in this sector as of the end of the period) if and when market volatility results in what we consider to be compelling valuation stories.

The Credit Suisse Value Team

Stephen J. Kaszynski
Scott T. Lewis
Robert E. Rescoe

   INVESTMENTS IN SMALL COMPANIES MAY BE MORE VOLATILE AND LESS LIQUID THAN INVESTMENTS IN LARGER COMPANIES.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
    CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO(1), THE RUSSELL 2000(R) INDEX(2) AND THE RUSSELL 2000(R) VALUE INDEX(3) FROM INCEPTION (11/30/01).

               CREDIT SUISSE TRUST -- SMALL CAP
               VALUE PORTFOLIO(1)                         RUSSELL 2000(R) INDEX(2)       RUSSELL 2000(R) VALUE INDEX(3)
11/30/2001                    $  10,000                           $   9,945                          $   9,935
12/31/2001                    $  10,600                           $  10,559                          $  10,543
 1/31/2002                    $  10,720                           $  10,449                          $  10,683
 2/28/2002                    $  11,010                           $  10,163                          $  10,748
 3/31/2002                    $  11,510                           $  10,980                          $  11,553
 4/30/2002                    $  11,730                           $  11,080                          $  11,960
 5/31/2002                    $  11,240                           $  10,588                          $  11,564
 6/30/2002                    $  10,910                           $  10,063                          $  11,308
 7/31/2002                    $   9,800                           $   8,543                          $   9,628
 8/31/2002                    $  10,050                           $   8,522                          $   9,585
 9/30/2002                    $   9,310                           $   7,910                          $   8,901
10/31/2002                    $   9,430                           $   8,164                          $   9,035
11/30/2002                    $   9,840                           $   8,892                          $   9,756
12/31/2002                    $   9,640                           $   8,397                          $   9,339
 1/31/2003                    $   9,260                           $   8,164                          $   9,076
 2/28/2003                    $   9,140                           $   7,918                          $   8,771
 3/31/2003                    $   9,080                           $   8,020                          $   8,865
 4/30/2003                    $   9,740                           $   8,780                          $   9,707
 5/31/2003                    $  10,260                           $   9,722                          $  10,698
 6/30/2003                    $  10,320                           $   9,898                          $  10,878
 7/31/2003                    $  10,610                           $  10,518                          $  11,421
 8/31/2003                    $  10,970                           $  11,000                          $  11,855
 9/30/2003                    $  10,696                           $  10,796                          $  11,719
10/31/2003                    $  11,266                           $  11,703                          $  12,674
11/30/2003                    $  11,616                           $  12,118                          $  13,161
12/31/2003                    $  12,026                           $  12,433                          $  13,727

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or Plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds.

                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2003(1)

                       1 YEAR           SINCE INCEPTION
                       ------           ---------------
                        24.76%                9.24%

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.
(3) The Russell 2000(R) Value Index measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2003

                                                               NUMBER OF
                                                                 SHARES        VALUE
                                                               ----------   -------------
COMMON STOCKS (91.1%)
AEROSPACE & DEFENSE (0.9%)
    DRS Technologies, Inc.*                                         5,870   $     163,069
                                                                            -------------
AUTO COMPONENTS (1.2%)
    Modine Manufacturing Co.                                        4,770         128,695
    Tower Automotive, Inc.*                                        13,800          94,254
                                                                            -------------
                                                                                  222,949
                                                                            -------------
BANKS (15.4%)
    Alabama National Bancorp                                        4,700         246,985
    Century Bancorp, Inc. Class A                                   2,300          81,558
    Cullen/Frost Bankers, Inc.                                      4,990         202,444
    First Financial Holdings, Inc.                                  9,570         299,158
    FirstFed Financial Corp.*                                       7,360         320,160
    FirstMerit Corp.                                                7,520         202,815
    Hudson United Bancorp                                           5,810         214,680
    Independent Bank Corp.                                          8,590         247,564
    Prosperity Bancshares, Inc.                                    12,400         279,248
    Sky Financial Group, Inc.                                       7,500         194,550
    Susquehanna Bancshares, Inc.                                    9,870         246,848
    Webster Financial Corp.                                         6,650         304,969
                                                                            -------------
                                                                                2,840,979
                                                                            -------------
BUILDING PRODUCTS (1.0%)
    Griffon Corp.*                                                  8,800         178,288
                                                                            -------------
CHEMICALS (3.4%)
    Cambrex Corp.                                                   5,000         126,300
    H.B. Fuller Co.                                                10,570         314,352
    Olin Corp.                                                      9,000         180,540
                                                                            -------------
                                                                                  621,192
                                                                            -------------
COMMERCIAL SERVICES & SUPPLIES (3.3%)
    Banta Corp.                                                     8,380         339,390
    Watson Wyatt & Company Holdings*                               10,930         263,959
                                                                            -------------
                                                                                  603,349
                                                                            -------------
COMPUTERS & PERIPHERALS (1.5%)
    Imation Corp.                                                   7,700         270,655
                                                                            -------------
CONSTRUCTION & ENGINEERING (1.2%)
    EMCOR Group, Inc.*                                              4,950         217,305
                                                                            -------------
CONTAINERS & PACKAGING (2.9%)
    AptarGroup, Inc.                                                9,580         373,620
    Crown Holdings, Inc.*                                          19,000         172,140
                                                                            -------------
                                                                                  545,760
                                                                            -------------
ELECTRIC UTILITIES (1.7%)
    Empire District Electric Co.                                    7,700         168,861
    OGE Energy Corp.                                                6,210         150,220
                                                                            -------------
                                                                                  319,081
                                                                            -------------

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES        VALUE
                                                               ----------   -------------
COMMON STOCKS
ELECTRICAL EQUIPMENT (4.6%)
    AMETEK, Inc.                                                    3,910   $     188,697
    Brady Corp.                                                     7,220         294,215
    C&D Technologies, Inc.                                          7,550         144,733
    Rayovac Corp.*                                                 11,000         230,450
                                                                            -------------
                                                                                  858,095
                                                                            -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (7.6%)
    Electro Scientific Industries, Inc.*                            9,620         228,956
    OSI Systems, Inc.*                                              8,700         167,127
    Rogers Corp.*                                                   8,670         382,521
    Roper Industries, Inc.                                          2,290         112,805
    Varian, Inc.*                                                   8,130         339,265
    Woodhead Industries, Inc.                                      10,310         174,239
                                                                            -------------
                                                                                1,404,913
                                                                            -------------
ENERGY EQUIPMENT & SERVICES (3.2%)
    Oceaneering International, Inc.*                               10,870         304,360
    Varco International, Inc.*                                     14,020         289,232
                                                                            -------------
                                                                                  593,592
                                                                            -------------
FOOD & DRUG RETAILING (1.6%)
    Ruddick Corp.                                                  16,780         300,362
                                                                            -------------
FOOD PRODUCTS (2.6%)
    Del Monte Foods Co.*                                           24,000         249,600
    Sensient Technologies Corp.                                    12,070         238,624
                                                                            -------------
                                                                                  488,224
                                                                            -------------
GAS UTILITIES (2.1%)
    National Fuel Gas Co.                                           6,230         152,261
    WGL Holdings, Inc.                                              8,460         235,104
                                                                            -------------
                                                                                  387,365
                                                                            -------------
HEALTHCARE EQUIPMENT & SUPPLIES (6.3%)
    Arrow International, Inc.                                      13,600         339,728
    Cooper Companies, Inc.                                          8,040         378,925
    Invacare Corp.                                                  6,960         280,975
    STERIS Corp.*                                                   7,600         171,760
                                                                            -------------
                                                                                1,171,388
                                                                            -------------
HEALTHCARE PROVIDERS & SERVICES (3.3%)
    Beverly Enterprises, Inc.*                                     26,900         231,071
    LifePoint Hospitals, Inc.*                                      5,800         170,810
    Service Corp. International*                                   40,000         215,600
                                                                            -------------
                                                                                  617,481
                                                                            -------------
HOTELS, RESTAURANTS & LEISURE (2.1%)
    Marcus Corp.                                                   11,360         186,304
    O'Charley's, Inc.*                                             10,900         195,655
                                                                            -------------
                                                                                  381,959
                                                                            -------------
HOUSEHOLD DURABLES (1.2%)
    Ethan Allen Interiors, Inc.                                     5,530         231,596
                                                                            -------------

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES        VALUE
                                                               ----------   -------------
COMMON STOCKS
INDUSTRIAL CONGLOMERATES (4.1%)
    Carlisle Companies, Inc.                                        5,660   $     344,468
    Lydall, Inc.*                                                  12,960         132,062
    Teleflex, Inc.                                                  5,900         285,147
                                                                            -------------
                                                                                  761,677
                                                                            -------------
INSURANCE (2.5%)
    HCC Insurance Holdings, Inc.                                    9,100         289,380
    Selective Insurance Group, Inc.                                 5,500         177,980
                                                                            -------------
                                                                                  467,360
                                                                            -------------
IT CONSULTING & SERVICES (1.0%)
    Keane, Inc.*                                                   13,140         192,370
                                                                            -------------
MACHINERY (5.2%)
    AGCO Corp.*                                                     5,700         114,798
    ESCO Technologies, Inc.*                                        6,430         280,669
    Flowserve Corp.*                                                9,320         194,602
    Robbins & Myers, Inc.                                           5,090          96,659
    The Manitowoc Company, Inc.                                     8,550         266,760
                                                                            -------------
                                                                                  953,488
                                                                            -------------
MEDIA (2.9%)
    Harte-Hanks, Inc.                                              13,440         292,320
    Scholastic Corp.*                                               7,000         238,280
                                                                            -------------
                                                                                  530,600
                                                                            -------------
METALS & MINING (0.8%)
    Quanex Corp.                                                    3,100         142,910
                                                                            -------------
OIL & GAS (3.5%)
    Denbury Resources, Inc.*                                       13,500         187,785
    Evergreen Resources, Inc.*                                      6,000         195,060
    Houston Exploration Co.*                                        7,400         270,248
                                                                            -------------
                                                                                  653,093
                                                                            -------------
ROAD & RAIL (2.0%)
    Werner Enterprises, Inc.                                       18,866         367,698
                                                                            -------------
SPECIALTY RETAIL (1.0%)
    Hughes Supply, Inc.                                             3,700         183,594
                                                                            -------------
TEXTILES & APPAREL (1.0%)
    The Warnaco Group, Inc.*                                       11,400         181,830
                                                                            -------------
TOTAL COMMON STOCKS (Cost $14,177,558)                                         16,852,222
                                                                            -------------

                                                                   PAR
                                                                  (000)
                                                               ----------
SHORT-TERM INVESTMENT (8.9%)
    State Street Bank and Trust Co. Euro Time Deposit,
    0.750%, 1/02/04 (Cost $1,647,000)                          $    1,647       1,647,000
                                                                            -------------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $15,824,558)                         18,499,222

LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)                                       (2,362)
                                                                            -------------
NET ASSETS (100.0%)                                                         $  18,496,860
                                                                            =============

*    Non-income producing security.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
    Investments at value (Cost $15,824,558) (Note 1)                          $   18,499,222
    Cash                                                                                 281
    Dividend and interest receivable                                                   9,315
    Receivable for portfolio shares sold                                               8,537
    Prepaid expenses                                                                  13,326
                                                                              --------------
      Total Assets                                                                18,530,681
                                                                              --------------
LIABILITIES
    Advisory fee payable (Note 2)                                                     17,154
    Administrative services fee payable (Note 2)                                       3,610
    Payable for investments purchased                                                    894
    Other accrued expenses payable                                                    12,163
                                                                              --------------
      Total Liabilities                                                               33,821
                                                                              --------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                           1,539
    Paid-in capital (Note 5)                                                      15,909,007
    Accumulated net realized loss on investments                                     (88,350)
    Net unrealized appreciation from investments                                   2,674,664
                                                                              --------------
      NET ASSETS                                                              $   18,496,860
                                                                              ==============
    Shares outstanding                                                             1,539,231
                                                                              --------------
    NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE           $        12.02
                                                                              ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

INVESTMENT INCOME (Note 1)
    Dividends                                                                 $      172,173
    Interest                                                                          10,265
                                                                              --------------
      Total investment income                                                        182,438
                                                                              --------------
EXPENSES
    Investment advisory fees (Note 2)                                                125,840
    Administrative services fees (Note 2)                                             27,205
    Legal fees                                                                        40,947
    Audit fees                                                                        17,001
    Printing fees (Note 2)                                                            12,532
    Insurance expense                                                                  6,805
    Custodian fees                                                                     3,257
    Trustees' fees                                                                     2,310
    Transfer agent fees                                                                1,238
    Commitment fees (Note 3)                                                             526
    Miscellaneous expense                                                              2,219
                                                                              --------------
      Total expenses                                                                 239,880
    Less: fees waived (Note 2)                                                       (54,356)
                                                                              --------------
      Net expenses                                                                   185,524
                                                                              --------------
        Net investment loss                                                           (3,086)
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
    Net realized gain from investments                                                21,115
    Net change in unrealized appreciation (depreciation) from investments          3,626,075
                                                                              --------------
    Net realized and unrealized gain from investments                              3,647,190
                                                                              --------------
    Net increase in net assets resulting from operations                      $    3,644,104
                                                                              ==============

                 See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE YEAR       FOR THE YEAR
                                                                                    ENDED              ENDED
                                                                             DECEMBER 31, 2003  DECEMBER 31, 2002
                                                                             -----------------  -----------------
FROM OPERATIONS
  Net investment income (loss)                                               $          (3,086) $           9,374
  Net realized gain (loss) on investments                                               21,115           (108,869)
  Net change in unrealized appreciation (depreciation) from investments              3,626,075         (1,147,828)
                                                                             -----------------  -----------------
    Net increase (decrease) in net assets resulting from operations                  3,644,104         (1,247,323)
                                                                             -----------------  -----------------
FROM DIVIDENDS
  Dividends from net investment income                                                  (8,730)               (95)
                                                                             -----------------  -----------------
    Net decrease in net assets resulting from dividends                                 (8,730)               (95)
                                                                             -----------------  -----------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                                       5,803,355          7,137,081
  Reinvestment of dividends                                                              8,730                 95
  Net asset value of shares redeemed                                                  (134,960)          (134,925)
                                                                             -----------------  -----------------
    Net increase in net assets from capital share transactions                       5,677,125          7,002,251
                                                                             -----------------  -----------------
  Net increase in net assets                                                         9,312,499          5,754,833

NET ASSETS
  Beginning of year                                                                  9,184,361          3,429,528
                                                                             -----------------  -----------------
  End of year                                                                $      18,496,860  $       9,184,361
                                                                             =================  =================
  Undistributed Net Investment Income                                        $              --  $           8,723
                                                                             =================  =================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                          FOR THE YEAR ENDED        FOR THE PERIOD
                                                              DECEMBER 31,              ENDED
                                                          -------------------        DECEMBER 31,
                                                           2003         2002           2001(1)
                                                          ---------   ---------     --------------
PER SHARE DATA
  Net asset value, beginning of period                    $    9.64   $   10.60        $   10.00
                                                          ---------   ---------        ---------
INVESTMENT OPERATIONS
  Net investment income (loss)                                (0.01)       0.01            0.002
  Net gain (loss) on investments
    (both realized and unrealized)                             2.40       (0.97)            0.60
                                                          ---------   ---------        ---------
      Total from investment operations                         2.39       (0.96)            0.60
                                                          ---------   ---------        ---------
LESS DIVIDENDS
  Dividends from net investment income                        (0.01)      (0.00)(2)           --
                                                          ---------   ---------        ---------
NET ASSET VALUE, END OF PERIOD                            $   12.02   $    9.64        $   10.60
                                                          =========   =========        =========
      Total return(3)                                         24.76%      (9.06)%           6.00%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                $  18,497   $   9,184        $   3,430
    Ratio of expenses to average net assets                    1.29%       1.29%            1.29%(4)
    Ratio of net investment income (loss)
      to average net assets                                   (0.02)%      0.11%            0.03%(4)
    Decrease reflected in above operating
      expense ratios due to waivers/reimbursements             0.38%       0.84%            7.44%(4)
  Portfolio turnover rate                                        28%         14%               1%

(1) For the period November 30, 2001 (commencement of operations) through December 31, 2001.

(2)  This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUSSIE TRUST -- SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers eight managed investment portfolios of which one, the Small Cap Value Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks a high level of growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by the Board of Trustees under procedures established by the Board of Trustees.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").


   D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   F) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   G) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Portfolio in connection with securities lending activity is pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, money market instruments and AIM Institutional Funds -- Liquid Assets Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the year ended December 31, 2003.

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Portfolio to act as the Portfolio's securities lending agent. Prior to April 1, 2003, CSFB had agreed to charge the Portfolio fees for its securities lending activities equal to its costs in providing services as securities lending agent and had voluntarily waived such fees through March 31, 2003. Effective April 1, 2003, the Portfolio and CSFB entered into an arrangement to share the income earned from securities lending activities, whereby, generally, the Portfolio will receive 75% and CSFB will receive 25% of the income, in accordance with the provisions of the securities lending agency agreement. If CSFB should enter into a securities lending agency agreement with another comparable investment company client under which it will receive a smaller proportion of the fees, its fee agreement with the Portfolio shall be reduced to such lower fee amount. Securities lending income is accrued as earned. The Portfolio earned no income from securities lending for the year ended December 31, 2003.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee, computed daily and payable monthly, from the Portfolio based on the following fee schedule:

           AVERAGE DAILY NET ASSETS                    ANNUAL RATE
           ------------------------                    -----------
           First $100 million               0.875% of average daily net assets
           Next $100 million                0.750% of average daily net assets
           Over $200 million                0.500% of average daily net assets

   For the year ended December 31, 2003, investment advisory fees earned and voluntarily waived were $125,840 and $54,356, respectively.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. For the year ended December 31, 2003, co-administrative services fees earned by CSAMSI were $14,382.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio subject to an annual minimum fee.

           AVERAGE DAILY NET ASSETS                    ANNUAL RATE
           ------------------------                    -----------
           First $5 billion                 0.050% of average daily net assets
           Next $5 billion                  0.035% of average daily net assets
           Over $10 billion                 0.020% of average daily net assets

   For the year ended December 31, 2003, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $12,823.


   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2003, Merrill was paid $6,371 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2003, and during the year ended December 31, 2003, the Portfolio had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) were $8,340,044 and $3,678,498, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Small Cap Value is authorized to issue two classes of shares: Small Cap Value initial class and Small Cap Value class 2 shares. Transactions in initial class shares of the Portfolio were as follows:

                                               FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                               DECEMBER 31, 2003     DECEMBER 31, 2002
                                               ------------------   ------------------
Shares sold                                           598,591            642,472
Shares issued in reinvestment of dividends                792                 10
Shares redeemed                                       (12,995)           (13,092)
                                                     --------           --------
Net increase                                          586,388            629,390
                                                     ========           ========

   No class 2 shares were issued or outstanding during the year ended December 31, 2003.

   On December 31, 2003, there were no shareholders that held 5% or more of the outstanding shares of the Portfolio.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales.

   The tax characteristics of dividends paid during the years ended December 31, 2003 and 2002, respectively, for the Portfolio were as follows:

                                  ORDINARY INCOME
                               ----------------------
                                2003            2002
                               -------          -----
                               $ 8,730          $ 95

   At December 31, 2003, the components of distributable earnings on a tax basis for the Portfolio were as follows:

       Accumulated realized loss                          $     (8,457)
       Unrealized appreciation                               2,594,771
                                                          ------------
                                                          $  2,586,314
                                                          ============

   At December 31, 2003, the Portfolio had capital loss carryforwards of $8,457 available to offset possible future capital gains which expire December 31, 2010.

   The Portfolio utilized net capital loss carryforward of $101,008 during 2003.

   Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2003, the Portfolio had no net losses arising between November 1, 2003 and December 31, 2003.

   At December 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were as follows; $15,904,451, $2,794,188, $(199,417) and $2,594,771, respectively.

   At December 31, 2003, the Portfolio reclassified $3,093 from paid in capital to undistributed net investment income, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses. Net assets were not affected by these reclassifications.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust -- Small Cap Value Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Value Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 3, 2004

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                         TERM                                        NUMBER OF
                                         OF OFFICE(1)                                PORTFOLIOS IN
                                         AND                                         FUND
                           POSITION(S)   LENGTH         PRINCIPAL                    COMPLEX         OTHER
NAME, ADDRESS AND          HELD WITH     OF TIME        OCCUPATION(S) DURING         OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH              TRUST         SERVED         PAST FIVE YEARS              TRUSTEE         HELD BY TRUSTEE
-----------------------    -----------   ------------   --------------------------   -------------   ----------------
INDEPENDENT TRUSTEES

Richard H. Francis         Trustee,      Since          Currently retired            43              None
c/o Credit Suisse Asset    Nominating    1999
Management, LLC            and Audit
466 Lexington Avenue       Committee
New York, New York         Member
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten(2)       Trustee,      Since          Dean of Yale School of       42              Director of
Box 208200                 Nominating    1998           Management and William S.                    Aetna, Inc.
New Haven, Connecticut     and Audit                    Beinecke Professor in the                    (insurance
06520-8200                 Committee                    Practice of International                    company);
                           Member                       Trade and Finance (11/95 -                   Director of
Date of Birth: 10/29/46                                 present)                                     Calpine
                                                                                                     Corporation
                                                                                                     (energy
                                                                                                     provider);
                                                                                                     Director of
                                                                                                     CarMax Group
                                                                                                     (used car
                                                                                                     dealers)

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                         TERM                                        NUMBER OF
                                         OF OFFICE(1)                                PORTFOLIOS IN
                                         AND                                         FUND
                           POSITION(S)   LENGTH         PRINCIPAL                    COMPLEX         OTHER
NAME, ADDRESS AND          HELD WITH     OF TIME        OCCUPATION(S) DURING         OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH              TRUST         SERVED         PAST FIVE YEARS              TRUSTEE         HELD BY TRUSTEE
------------------------   -----------   ------------   --------------------------   -------------   ----------------
INDEPENDENT TRUSTEES

Peter F. Krogh             Trustee,      Since          Dean Emeritus and            42              Director of
301 ICC                    Nominating    2001           Distinguished Professor                      Carlisle
Georgetown University      and Audit                    of International Affairs                     Companies
Washington, DC 20057       Committee                    at the Edmund A. Walsh                       Incorporated
                           Member                       School of Foreign                            (diversified
Date of Birth: 02/11/37                                 Service, Georgetown                          manufacturing
                                                        University (6/95 -                           company);
                                                        present); Moderator of                       Member of
                                                        PBS foreign affairs                          Selection
                                                        television series                            Committee for
                                                        (1988 - 2000)                                Truman
                                                                                                     Scholars and
                                                                                                     Henry Luce
                                                                                                     Scholars; Senior
                                                                                                     Associate of
                                                                                                     Center for
                                                                                                     Strategic and
                                                                                                     International
                                                                                                     Studies; Trustee
                                                                                                     of numerous
                                                                                                     world affairs
                                                                                                     organizations

James S. Pasman, Jr.       Trustee,      Since          Currently retired            44              Director of
c/o Credit Suisse Asset    Nominating    1999                                                        Education
Management, LLC            and Audit                                                                 Management
466 Lexington Avenue       Committee                                                                 Corp.
New York, New York         Member
10017-3140

Date of Birth: 12/20/30

Steven N. Rappaport        Trustee,      Since          Partner of Lehigh Court,     44              None
Lehigh Court, LLC          Nominating    1999           LLC and RZ Capital
40 East 52nd Street        Committee                    (private investment firms)
New York, New York 10022   Member and                   (7/02 - present);
                           Audit                        Consultant to SunGard
                           Committee                    Securities Finance, Inc.
Date of Birth: 07/10/48    Chairman                     from February 2002 to
                                                        July 2002; President of
                                                        SunGard Securities
                                                        Finance, Inc. from 2001 to
                                                        February 2002; President
                                                        of Loanet, Inc. (on-line
                                                        accounting service) from
                                                        1997 to 2001


                                         TERM                                        NUMBER OF
                                         OF OFFICE(1)                                PORTFOLIOS IN
                                         AND                                         FUND
                           POSITION(S)   LENGTH         PRINCIPAL                    COMPLEX         OTHER
NAME, ADDRESS AND          HELD WITH     OF TIME        OCCUPATION(S) DURING         OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH              TRUST         SERVED         PAST FIVE YEARS              TRUSTEE         HELD BY TRUSTEE
------------------------   -----------   ------------   --------------------------   -------------   ----------------
INTERESTED TRUSTEES

Joseph D. Gallagher(3)     Trustee,      Since          Managing Director, Chief     45              None
Credit Suisse Asset        Chairman of   2003           Executive Officer of
Management, LLC            the Board                    CSAM and Global Chief
466 Lexington Avenue       and Chief                    Operating Officer of
New York, New York         Executive                    Credit Suisse Asset
10017-3140                 Officer                      Management since 2003;
                                                        Global Chief Financial
                                                        Officer, Credit Suisse
Date of Birth: 12/14/62                                 Asset Management from
                                                        1999 to 2003; Chief
                                                        Executive Officer and
                                                        Director of Credit Suisse
                                                        Asset Management
                                                        Limited, London,
                                                        England, from
                                                        June 2000 to 2003;
                                                        Director of Credit Suisse
                                                        Asset Management
                                                        Funds (UK) Limited,
                                                        London, England, from
                                                        June 2000 to 2003;
                                                        Managing Director,
                                                        Head - Asian Corporate
                                                        Finance and M&A, Credit
                                                        Suisse First Boston,
                                                        Hong Kong, China, from
                                                        January 1998 to
                                                        May 1999


William W. Priest, Jr.(4)  Trustee       Since          Co-Managing Partner,         49              Director of
Steinberg Priest & Sloane                1999           Steinberg Priest &                           Globe Wireless,
Capital Management, LLC                                 Sloane Capital                               LLC (maritime
12 East 49th Street                                     Management, LLC since                        communications
12th Floor                                              March 2001; Chairman                         company); Director
New York, New York 10017                                and Managing Director                        of InfraRed X
                                                        of CSAM from 2000 to                         (medical device
Date of Birth: 09/24/41                                 February 2001; Chief                         company)
                                                        Executive Officer and
                                                        Managing Director of
                                                        CSAM from 1990 to
                                                        2000

----------
(3) Mr. Gallagher is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he is an officer of CSAM.
(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                          TERM
                                          OF OFFICE(1)
                                          AND
                          POSITION(S)     LENGTH
NAME, ADDRESS AND         HELD WITH       OF TIME
DATE OF BIRTH             TRUST           SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------   -------------   ------------   ---------------------------------------------------------
OFFICERS

Hal Liebes                Vice            Since          Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset       President and   1999           Associated with CSAM since 1997; Officer of other Credit
Management, LLC           Secretary                      Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 07/06/64

Michael A. Pignataro      Chief           Since          Director and Director of Fund Administration of CSAM;
Credit Suisse Asset       Financial       1999           Associated with CSAM since 1984; Officer of other Credit
Management, LLC           Officer and                    Suisse Funds
466 Lexington Avenue      Treasurer
New York, New York
10017-3140

Date of Birth: 11/15/59

Gregory N. Bressler       Assistant       Since          Director and Deputy General Counsel of CSAM; Associated
Credit Suisse Asset       Secretary       2000           with CSAM since January 2000; Associated with the law
Management, LLC                                          firm of Swidler Berlin Shereff Friedman LLP from 1996 to
466 Lexington Avenue                                     2000; Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 11/17/66

Rocco A. Del Guercio      Assistant       Since          Vice President of CSAM; Associated with CSAM since
Credit Suisse Asset       Treasurer       1999           June 1996; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/28/63

Joseph Parascondola       Assistant       Since          Assistant Vice President of CSAM; Associated with CSAM
Credit Suisse Asset       Treasurer       2000           since April 2000; Assistant Vice President, Deutsche Asset
Management, LLC                                          Management from January 1999 to April 2000; Assistant
466 Lexington Avenue                                     Vice President, Weiss, Peck & Greer LLC from
New York, New York                                       November 1995 to December 1998; Officer of other Credit
10017-3140                                               Suisse Funds

Date of Birth: 06/05/63

                                          TERM
                                          OF OFFICE(1)
                                          AND
                          POSITION(S)     LENGTH
NAME, ADDRESS AND         HELD WITH       OF TIME
DATE OF BIRTH             TRUST           SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------   -------------   ------------   -------------------------------------------------------
OFFICERS

Robert M. Rizza           Assistant       Since          Assistant Vice President of CSAM; Associated with CSAM
Credit Suisse Asset       Treasurer       2002           since 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

TAX INFORMATION LETTER (UNAUDITED)
December 31, 2003

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

   Corporate shareholders should note for the year ended December 31, 2003, the percentage of the Fund's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 99.92%.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRSCV-2-1203

[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

Annual Report

December 31, 2003


     CREDIT SUISSE TRUST
     - EMERGING MARKETS PORTFOLIO


Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses, is provided in the PROSPECTUS, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3140. The Trust is advised by Credit Suisse Asset Management, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2003; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2003 (Unaudited)

                                                                February 3, 2004

Dear Shareholder:

   For the 12 months ended December 31, 2003, Credit Suisse Trust -- Emerging Markets Portfolio(1) (the "Portfolio") had a gain of 42.88%, versus an increase of 56.28% for the Morgan Stanley Capital International Emerging Markets Free Index.(2)

   The period was a positive one for most stock markets around the world. While markets initially struggled, due largely to shifting perceptions of how a war with Iraq might proceed, they began to recover in late March on progress made by the U.S. and its allies. When the war came to a swift and seemingly successful end in April, a major cloud of uncertainty lifted and investors embraced risk. Optimism over a potential recovery in the U.S. economy -- and by extension, the global economy -- also supported equities. Grounds for this optimism included historically low interest rates, a significant tax-reduction package, and an upturn in leading economic indicators in the U.S., Europe and Asia. Within this environment of lowered risk thresholds, emerging markets outperformed developed stock markets for the 12 months.

   The Portfolio participated in the rally in emerging markets, but it lagged its benchmark. We attribute this in large part to our relatively defensive strategies in the early stages of the market's upturn (which included having a larger-than-usual cash position). The Portfolio was also hindered by its underweighting in smaller markets (e.g., Indonesia and Israel) that had sizable gains for the year.

   In terms of the Portfolio's regional allocation in the period, within Latin America, we favored Brazil over Mexico, based on the reform momentum occurring in Brazil and its potential to benefit the country's financial markets. We viewed Mexico as less compelling from a reform and economic perspective, though we liked certain stocks there based on company-specific factors. We added to smaller markets such as Chile, whose stock market was aided by rising commodity prices, although liquidity constraints within the market limited our ability to be aggressively overweight there.

   In Asia, our primary overweighted positions during the year were Taiwan, India and Thailand, based on a combination of economic and company-specific factors. We maintained a neutral weighting in South Korea. While generally favoring the exporters in that market, the overhang of concerns on the credit card industry and consumer debt proved to be strong headwinds for financial-services stocks and other domestic stocks. We were generally underweighted in China throughout the year. While no less enthusiastic about the China story, we found better opportunities to play the China theme through stocks elsewhere in the region.

   Within the Eastern Europe/Middle East/Africa segment (EMEA), we were generally underweighted. Most of this reflected our underweighting in South Africa -- the segment's largest market -- based on our view that the rand would be "stronger for longer," proving ultimately detrimental to the earnings profile of key exporters and resource stocks. In addition, macro news flow in Central Europe precluded an aggressive "convergence play" strategy, in our view. Our two key overweights in the segment were Turkey and Russia. Despite some high profile negative political news in Russia, we were generally positive about the top-down outlook for the energy and materials sector and the economy in general, while valuations remained appealing to us. In Israel, our main move was to add some domestic stocks in the period.

   Going forward, we are fairly optimistic that the key global factors aiding emerging markets in 2003 could remain in force. These markets were supported by improved risk appetite; an upturn in growth indicators and commodity prices; stimulative monetary policy; and large valuation gaps between developed and emerging equity markets. We believe these trends are still in place, though not to the degree seen at the beginning of last year.

   With global growth recovery becoming more evident recently, and markets focusing on the possibility of rising interest rates, we are shifting towards markets we think are more likely to benefit from a cyclical upturn and improving domestic conditions. For us, this suggests a regional tilt more towards Asia. We have also added further to our positions in South Korea, Mexico and Taiwan, at the expense of Brazil. In terms of sectors, we are moving more strongly from global cyclicals into domestic cyclicals and financials, particularly in Asia, as we think these offer more exposure to improving macroeconomic environments. We have reduced our materials exposure, in the belief that any slowdown in China's growth will likely negatively affect selected stocks within the sector.

   The Credit Suisse Emerging Markets Team

   Neil Gregson
   Emily Alejos
   Annabel Betz
   Matthew J.K. Hickman

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THE PORTFOLIO MAY INVOLVE A GREATER DEGREE OF RISK THAN OTHER FUNDS THAT SEEK CAPITAL GROWTH BY INVESTING IN LARGER, MORE-DEVELOPED MARKETS.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
              CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO(1)
     AND THE MSCI EMERGING MARKETS FREE INDEX(2) FROM INCEPTION (12/31/97).

[CHART]

                       CREDIT SUISSE TRUST --              MSCI EMERGING MARKETS
                EMERGING MARKETS PORTFOLIO(1)                      FREE INDEX(2)
12/31/1997                     $      10,000                      $      10,241
 1/31/1998                     $      10,270                      $       9,438
 2/28/1998                     $      11,760                      $      10,423
 3/31/1998                     $      12,110                      $      10,875
 4/30/1998                     $      11,940                      $      10,757
 5/31/1998                     $      10,260                      $       9,283
 6/30/1998                     $       9,530                      $       8,309
 7/31/1998                     $       9,680                      $       8,572
 8/31/1998                     $       7,040                      $       6,094
 9/30/1998                     $       7,490                      $       6,480
10/31/1998                     $       7,970                      $       7,163
11/30/1998                     $       8,330                      $       7,758
12/31/1998                     $       8,270                      $       7,646
 1/31/1999                     $       7,755                      $       7,523
 2/28/1999                     $       7,513                      $       7,596
 3/31/1999                     $       8,199                      $       8,597
 4/30/1999                     $       9,411                      $       9,660
 5/31/1999                     $       9,724                      $       9,604
 6/30/1999                     $      11,077                      $      10,694
 7/31/1999                     $      11,097                      $      10,404
 8/31/1999                     $      11,229                      $      10,498
 9/30/1999                     $      10,855                      $      10,143
10/31/1999                     $      11,330                      $      10,359
11/30/1999                     $      12,986                      $      11,288
12/31/1999                     $      15,002                      $      12,723
 1/31/2000                     $      15,023                      $      12,799
 2/29/2000                     $      15,742                      $      12,968
 3/31/2000                     $      15,245                      $      13,032
 4/30/2000                     $      13,595                      $      11,796
 5/31/2000                     $      13,362                      $      11,309
 6/30/2000                     $      13,753                      $      11,707
 7/31/2000                     $      13,108                      $      11,105
 8/31/2000                     $      13,119                      $      11,159
 9/30/2000                     $      11,775                      $      10,185
10/31/2000                     $      11,013                      $       9,447
11/30/2000                     $       9,871                      $       8,621
12/31/2000                     $      10,269                      $       8,829
 1/31/2001                     $      11,578                      $      10,045
 2/28/2001                     $      10,775                      $       9,258
 3/31/2001                     $       9,784                      $       8,349
 4/30/2001                     $      10,346                      $       8,761
 5/31/2001                     $      10,478                      $       8,866
 6/30/2001                     $      10,191                      $       8,684
 7/31/2001                     $       9,542                      $       8,135
 8/31/2001                     $       9,124                      $       8,055
 9/30/2001                     $       7,737                      $       6,808
10/31/2001                     $       8,166                      $       7,231
11/30/2001                     $       8,849                      $       7,986
12/31/2001                     $       9,278                      $       8,619
 1/31/2002                     $       9,597                      $       8,911
 2/28/2002                     $       9,707                      $       9,058
 3/31/2002                     $      10,103                      $       9,603
 4/30/2002                     $      10,202                      $       9,665
 5/31/2002                     $      10,048                      $       9,511
 6/30/2002                     $       9,388                      $       8,798
 7/31/2002                     $       8,684                      $       8,128
 8/31/2002                     $       8,640                      $       8,254
 9/30/2002                     $       7,781                      $       7,363
10/31/2002                     $       8,122                      $       7,841
11/30/2002                     $       8,519                      $       8,381
12/31/2002                     $       8,205                      $       8,102
 1/31/2003                     $       8,040                      $       8,067
 2/28/2003                     $       7,808                      $       7,849
 3/31/2003                     $       7,510                      $       7,627
 4/30/2003                     $       8,051                      $       8,306
 5/31/2003                     $       8,558                      $       8,902
 6/30/2003                     $       9,043                      $       9,409
 7/31/2003                     $       9,562                      $       9,999
 8/31/2003                     $      10,289                      $      10,670
 9/30/2003                     $      10,289                      $      10,748
10/31/2003                     $      11,039                      $      11,663
11/30/2003                     $      11,106                      $      11,806
12/31/2003                     $      11,723                      $      12,364

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or Plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds.

                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2003(1)
                -------------------------------------------------
               1 YEAR             5 YEARS         SINCE INCEPTION
               ------             -------         ---------------
               42.88%              7.23%               2.68%

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2003

                                                                     NUMBER OF
                                                                       SHARES         VALUE
                                                                     ---------   ---------------
COMMON STOCKS (91.2%)
BRAZIL (6.4%)
BEVERAGES (1.6%)
    Companhia de Bebidas das Americas ADR                               46,400   $     1,183,664
                                                                                 ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
    Tele Norte Leste Participacoes SA ADR                               48,800           752,984
                                                                                 ---------------
OIL & GAS (3.3%)
    Petroleo Brasileiro SA - Petrobras ADR                              90,500         2,412,730
                                                                                 ---------------
PAPER & FOREST PRODUCTS (0.5%)
    Aracruz Celulose SA ADR                                             10,400           364,416
                                                                                 ---------------
TOTAL BRAZIL                                                                           4,713,794
                                                                                 ---------------
CHILE (1.6%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
    Compania de Telecomunicaciones de Chile SA ADR                      24,300           363,285
                                                                                 ---------------
ELECTRIC UTILITIES (1.1%)
    Enersis SA ADR*                                                    110,000           809,600
                                                                                 ---------------
TOTAL CHILE                                                                            1,172,885
                                                                                 ---------------
CZECH REPUBLIC (0.6%)
INDUSTRIAL CONGLOMERATES (0.6%)
    Cesky Telecom AS GDR                                                40,600           456,750
                                                                                 ---------------
TOTAL CZECH REPUBLIC                                                                     456,750
                                                                                 ---------------
HONG KONG (5.0%)
COMPUTERS & PERIPHERALS (0.9%)
    Legend Group, Ltd.                                               1,550,000           663,822
                                                                                 ---------------
ENERGY EQUIPMENT & SERVICES (1.0%)
    China Oilfield Services, Ltd.                                    2,178,000           771,470
                                                                                 ---------------
INDUSTRIAL CONGLOMERATES (1.0%)
    China Merchants Holdings International Company, Ltd.               552,000           725,217
                                                                                 ---------------
TRANSPORTATION INFRASTRUCTURE (0.7%)
    Hopewell Highway Infrastucture, Ltd.*                              875,000           495,894
                                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES (1.4%)
    China Unicom, Ltd.                                               1,122,000         1,047,754
                                                                                 ---------------
TOTAL HONG KONG                                                                        3,704,157
                                                                                 ---------------
HUNGARY (0.9%)
PHARMACEUTICALS (0.9%)
    Gedeon Richter Rt                                                    5,600           662,955
                                                                                 ---------------
TOTAL HUNGARY                                                                            662,955
                                                                                 ---------------
INDIA (5.9%)
AUTOMOBILES (1.8%)
    Maruti Udyog, Ltd.*                                                155,400         1,281,688
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                     NUMBER OF
                                                                       SHARES         VALUE
                                                                     ---------  ----------------
COMMON STOCKS
INDIA
BANKS (2.8%)
    State Bank of India, Ltd. GDR                                       61,800   $     2,062,884
                                                                                 ---------------
PHARMACEUTICALS (1.3%)
    Dr. Reddy's Laboratories, Ltd. ADR                                  14,200           449,430
    Ranbaxy Laboratories, Ltd. GDR                                      20,800           530,400
                                                                                 ---------------
                                                                                         979,830
                                                                                 ---------------
TOTAL INDIA                                                                            4,324,402
                                                                                 ---------------
INDONESIA (0.6%)
BANKS (0.2%)
    PT Bank Rakyat Indonesia*                                          955,500           141,808
                                                                                 ---------------
TOBACCO (0.4%)
    PT Hanjaya Mandala Sampoerna Tbk                                   541,000           287,441
                                                                                 ---------------
TOTAL INDONESIA                                                                          429,249
                                                                                 ---------------
ISRAEL (2.1%)
BANKS (0.5%)
    Bank Hapoalim, Ltd.                                                153,000           375,973
                                                                                 ---------------
INTERNET SOFTWARE & SERVICES (0.4%)
    Check Point Software Technologies, Ltd.*                            18,900           317,898
                                                                                 ---------------
PHARMACEUTICALS (1.2%)
    Teva Pharmaceutical Industries, Ltd. ADR                            15,200           861,992
                                                                                 ---------------
TOTAL ISRAEL                                                                           1,555,863
                                                                                 ---------------
MALAYSIA (4.0%)
BANKS (2.4%)
    Public Bank Berhad                                               2,207,193         1,800,605
                                                                                 ---------------
MEDIA (1.2%)
    Astro All Asia Networks PLC*                                       755,700           878,998
                                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
    Maxis Communications Berhad                                        155,000           307,961
                                                                                 ---------------
TOTAL MALAYSIA                                                                         2,987,564
                                                                                 ---------------
MEXICO (6.6%)
BANKS (0.4%)
    Grupo Financiero Bancomer*                                         400,100           341,806
                                                                                 ---------------
BEVERAGES (0.3%)
    Grupo Modelo SA de CV Series C                                      85,900           205,629
                                                                                 ---------------
CONSTRUCTION MATERIALS (1.0%)
    Cemex SA de CV ADR                                                  27,800           728,360
                                                                                 ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
    Telefonos de Mexico SA de CV ADR                                    33,900         1,119,717
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                     NUMBER OF
                                                                       SHARES         VALUE
                                                                     ---------   ---------------
COMMON STOCKS
MEXICO
MEDIA (0.5%)
    Grupo Televisa SA ADR                                                9,100   $       362,726
                                                                                 ---------------
MULTILINE RETAIL (0.5%)
    Wal-Mart de Mexico SA de CV Series V                               123,000           350,592
                                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES (2.4%)
    America Movil SA de CV ADR Series L                                 65,558         1,792,356
                                                                                 ---------------
TOTAL MEXICO                                                                           4,901,186
                                                                                 ---------------
POLAND (1.0%)
BANKS (1.0%)
    Bank Przemyslowo-Handlowy PBK SA                                     7,800           739,801
                                                                                 ---------------
TOTAL POLAND                                                                             739,801
                                                                                 ---------------
RUSSIA (6.1%)
INDUSTRIAL CONGLOMERATES (2.0%)
    Mining and Metallurgical Company Norilsk Nickel ADR                 13,800           917,700
    YUKOS ADR                                                           13,806           579,852
                                                                                 ---------------
                                                                                       1,497,552
                                                                                 ---------------
OIL & GAS (1.4%)
    Lukoil ADR                                                          11,400         1,061,340
                                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES (2.7%)
    AO VimpelCom ADR*                                                   15,000         1,102,500
    Mobile Telesystems ADR                                              10,500           869,400
                                                                                 ---------------
                                                                                       1,971,900
                                                                                 ---------------
TOTAL RUSSIA                                                                           4,530,792
                                                                                 ---------------
SOUTH AFRICA (8.1%)
BANKS (3.4%)
    FirstRand, Ltd.                                                    568,600           759,837
    Standard Bank Group, Ltd.                                          296,789         1,742,052
                                                                                 ---------------
                                                                                       2,501,889
                                                                                 ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
    Telkom South Africa, Ltd.                                           47,870           498,063
                                                                                 ---------------
HOUSEHOLD DURABLES (0.8%)
    Steinhoff International Holdings, Ltd.                             526,997           603,974
                                                                                 ---------------
METALS & MINING (1.5%)
    Gold Fields, Ltd.                                                   30,309           433,634
    Impala Platinum Holdings, Ltd.                                       7,900           686,442
                                                                                 ---------------
                                                                                       1,120,076
                                                                                 ---------------
PAPER & FOREST PRODUCTS (1.1%)
    Sappi, Ltd.                                                         59,080           805,435
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                     NUMBER OF
                                                                       SHARES         VALUE
                                                                     ---------   ---------------
COMMON STOCKS
SOUTH AFRICA
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
    MTN Group, Ltd.*                                                    99,000   $       421,955
                                                                                 ---------------
TOTAL SOUTH AFRICA                                                                     5,951,392
                                                                                 ---------------
SOUTH KOREA (18.6%)
AUTOMOBILES (1.5%)
    Hyundai Motor Company, Ltd.                                         26,780         1,135,032
                                                                                 ---------------
BANKS (3.6%)
    Daegu Bank                                                         156,300           756,904
    Kookmin Bank ADR                                                    28,300         1,070,872
    Shinhan Financial Group Company, Ltd.                               49,470           790,939
                                                                                 ---------------
                                                                                       2,618,715
                                                                                 ---------------
CHEMICALS (1.5%)
    Honam Petrochemical Corp.                                           20,800         1,073,605
                                                                                 ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
    Samsung SDI Company, Ltd.                                            3,300           389,131
                                                                                 ---------------
FOOD PRODUCTS (0.5%)
    Orion Corp.                                                          4,900           359,429
                                                                                 ---------------
HOUSEHOLD DURABLES (1.2%)
    LG Electronics, Inc.*                                               17,300           850,843
                                                                                 ---------------
INTERNET SOFTWARE & Services (0.5%)
    NCsoft Corp.*                                                        7,300           404,364
                                                                                 ---------------
MACHINERY (1.2%)
    Daewoo Shipbuilding & Marine Engineering Company, Ltd.*             71,270           915,175
                                                                                 ---------------
METALS & MINING (1.4%)
    POSCO ADR                                                           29,700         1,008,909
                                                                                 ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.7%)
    Samsung Electronics Company, Ltd.                                   13,100         4,958,540
                                                                                 ---------------
TOTAL SOUTH KOREA                                                                     13,713,743
                                                                                 ---------------
TAIWAN (13.2%)
BANKS (2.4%)
    Chinatrust Financial Holding Company, Ltd.                         761,000           764,362
    Mega Financial Holding Company, Ltd.                             1,066,000           640,542
    Taishin Financial Holdings Company, Ltd.                           461,000           340,828
                                                                                 ---------------
                                                                                       1,745,732
                                                                                 ---------------
CHEMICALS (1.9%)
    Formosa Plastics Corp.                                             435,000           717,526
    Nan Ya Plastics Corp.                                              492,000           710,103
                                                                                 ---------------
                                                                                       1,427,629
                                                                                 ---------------
COMPUTERS & PERIPHERALS (0.7%)
    Compeq Manufacturing Company, Ltd.*                              1,005,000           529,882
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                   NUMBER OF
                                                                     SHARES           VALUE
                                                                   -----------   ---------------
COMMON STOCKS
TAIWAN
DIVERSIFIED FINANCIALS (1.9%)
    Fubon Financial Holding Company, Ltd.                            1,484,000   $     1,420,618
                                                                                 ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
    Hon Hai Precision Industry Company, Ltd.                           131,000           515,125
                                                                                 ---------------
MARINE (1.5%)
    Wan Hai Lines, Ltd.                                              1,200,672         1,085,733
                                                                                 ---------------
METALS & MINING (0.8%)
    China Steel Corp. GDR, Rule 144A++                                  33,200           552,780
                                                                                 ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.3%)
    Taiwan Semiconductor Manufacturing Company, Ltd.                   581,058         1,086,809
    Unimicron Technology Corp.                                         450,000           359,205
    United Microelectronics Corp.                                    1,181,799         1,012,971
                                                                                 ---------------
                                                                                       2,458,985
                                                                                 ---------------
TOTAL TAIWAN                                                                           9,736,484
                                                                                 ---------------
THAILAND (3.4%)
BANKS (1.8%)
    Krung Thai Bank Public Company, Ltd.                             3,699,000         1,148,279
    Siam City Bank Public Company, Ltd.                                347,800           184,335
                                                                                 ---------------
                                                                                       1,332,614
                                                                                 ---------------
CONSTRUCTION MATERIALS (1.6%)
    Siam Cement Public Company, Ltd.                                   169,600         1,181,390
                                                                                 ---------------
TOTAL THAILAND                                                                         2,514,004
                                                                                 ---------------
TURKEY (2.6%)
BANKS (2.1%)
    Akbank T.A.S                                                   207,387,409         1,084,909
    Turkiye Is Bankasi Class C*                                    102,080,000           414,132
                                                                                 ---------------
                                                                                       1,499,041
                                                                                 ---------------
DIVERSIFIED FINANCIALS (0.5%)
    Haci Omer Sabanci Holding AS                                    81,000,000           383,381
                                                                                 ---------------
TOTAL TURKEY                                                                           1,882,422
                                                                                 ---------------
UNITED KINGDOM (4.5%)
METALS & MINING (4.5%)
    Anglo American PLC                                                 155,500         3,331,311
                                                                                 ---------------
TOTAL UNITED KINGDOM                                                                   3,331,311
                                                                                 ---------------

TOTAL COMMON STOCKS (Cost $49,542,715)                                                67,308,754
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                                                    NUMBER OF
                                                                      SHARES          VALUE
                                                                    ----------   ---------------
PREFERRED STOCKS (4.2%)
BRAZIL (4.2%)
BANKS (1.4%)
    Banco Bradesco SA                                               74,000,000   $       389,879
    Banco Itau Holding Financeira                                    6,200,000           616,776
                                                                                 ---------------
                                                                                       1,006,655
                                                                                 ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
    Telesp-Telecomunicacoes de Sao Paulo SA                         24,600,000           386,267
                                                                                 ---------------
ELECTRIC UTILITIES (0.8%)
    Companhia Energetica de Minas Gerais                            33,100,000           605,208
                                                                                 ---------------
METALS & MINING (1.5%)
    Companhia Vale do Rio Doce ADR Class A                              21,200         1,092,012
                                                                                 ---------------
TOTAL PREFERRED STOCKS (Cost $2,183,567)                                               3,090,142
                                                                                 ---------------
RIGHTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)**
    TelecomAsia Corp. Public Company, Ltd.*^ (Cost $0)                  50,021             2,964
                                                                                 ---------------
INVESTMENT COMPANIES (2.0%)
GLOBAL (2.0%)
MUTUAL FUNDS/INVESTMENT COMPANIES (2.0%)
    iShares MSCI Emerging Markets Index (Cost $1,502,125)                9,200         1,508,156
                                                                                 ---------------
                                                                       PAR
                                                                      (000)
                                                                    ----------
SHORT-TERM INVESTMENT (4.5%)
    State Street Bank and Trust Co. Euro Time Deposit,
    0.750%, 1/02/04 (Cost $3,307,000)                               $    3,307         3,307,000
                                                                                 ---------------

TOTAL INVESTMENTS AT VALUE (101.9%) (Cost $56,535,407)                                75,217,016

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.9%)                                         (1,435,125)
                                                                                 ---------------

NET ASSETS (100.0%)                                                              $    73,781,891
                                                                                 ===============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depositary Receipt
                        GDR = Global Depositary Receipt

----------
 * Non-income producing security.
** This represents less than 0.0% of net assets.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities amounted to a value of $552,780 or 0.8% of net assets.
 ^ Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Trustees.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
    Investments at value (Cost $56,535,407) (Note 1)                                    $    75,217,016
    Cash                                                                                            223
    Foreign currency at value (Cost $461,951)                                                   463,172
    Receivable for portfolio shares sold                                                         25,095
    Dividend and interest receivable                                                            256,497
    Prepaid expenses                                                                             18,745
                                                                                        ---------------
      Total Assets                                                                           75,980,748
                                                                                        ---------------
LIABILITIES
    Advisory fee payable (Note 2)                                                                28,887
    Administrative services fee payable (Note 2)                                                 13,304
    Payable for portfolio shares redeemed                                                        69,223
    Payable for investments purchased                                                         1,732,007
    Deferred foreign tax liability                                                              303,787
    Other accrued expenses payable                                                               51,649
                                                                                        ---------------
      Total Liabilities                                                                       2,198,857
                                                                                        ---------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                                      6,940
    Paid-in capital (Note 5)                                                                 73,165,299
    Undistributed net investment income                                                         236,881
    Accumulated net realized loss on investments and foreign currency transactions          (18,006,635)
    Net unrealized appreciation from investments and foreign currency translations           18,379,406
                                                                                        ---------------
      Net Assets                                                                        $    73,781,891
                                                                                        ===============

    Shares outstanding                                                                        6,940,307
                                                                                        ---------------
    Net asset value, offering price, and redemption price per share                     $         10.63
                                                                                        ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST-- EMERGING MARKETS PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

INVESTMENT INCOME (Note 1)
    Dividends                                                                           $     1,366,045
    Interest                                                                                     19,003
    Foreign taxes withheld                                                                     (156,970)
                                                                                        ---------------
      Total investment income                                                                 1,228,078
                                                                                        ---------------
EXPENSES
    Investment advisory fees (Note 2)                                                           656,720
    Administrative services fees (Note 2)                                                        87,378
    Printing fees (Note 2)                                                                       64,409
    Custodian fees                                                                               54,520
    Legal fees                                                                                   34,894
    Audit fees                                                                                   21,189
    Insurance expense                                                                             7,931
    Transfer agent fees                                                                           7,101
    Registration fees                                                                             2,478
    Trustees' fees                                                                                2,310
    Commitment fees (Note 3)                                                                      1,784
    Interest expense (Note 3)                                                                       262
    Miscellaneous expense                                                                         7,960
                                                                                        ---------------
      Total expenses                                                                            948,936
    Less: fees waived (Note 2)                                                                 (213,409)
                                                                                        ---------------
      Net expenses                                                                              735,527
                                                                                        ---------------
        Net investment income                                                                   492,551
                                                                                        ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS
    Net realized gain from investments (including Thailand Capital Gain Tax
      of $(35,094))                                                                           3,046,091
    Net realized loss from foreign currency transactions                                       (210,254)
    Net change in unrealized appreciation (depreciation) from investments                    16,788,363
    Net change in unrealized appreciation (depreciation) from foreign currency
      translations                                                                                9,150
                                                                                        ---------------
    Net realized and unrealized gain from investments and foreign currency
      related items                                                                          19,633,350
                                                                                        ---------------
    Net increase in net assets resulting from operations                                $    20,125,901
                                                                                        ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR        FOR THE YEAR
                                                                  ENDED               ENDED
                                                             DECEMBER 31, 2003   DECEMBER 31, 2002
                                                             -----------------   -----------------
FROM OPERATIONS
  Net investment income                                      $         492,551   $          58,993
  Net realized gain (loss) from investments and foreign
    currency transactions                                            2,835,837          (6,268,685)
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency translations                   16,797,513            (287,244)
                                                             -----------------   -----------------
    Net increase (decrease) in net assets resulting from
      operations                                                    20,125,901          (6,496,936)
                                                             -----------------   -----------------

FROM DIVIDENDS
  Dividends from net investment income                                      --             (92,763)
                                                             -----------------   -----------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Proceeds from sale of shares                                      51,362,392         129,411,936
  Reinvestment of dividends                                                 --              92,763
  Net asset value of shares redeemed                               (41,573,809)       (117,378,658)
                                                             -----------------   -----------------
    Net increase in net assets from capital share
      transactions                                                   9,788,583          12,126,041
                                                             -----------------   -----------------
  Net increase in net assets                                        29,914,484           5,536,342

NET ASSETS
  Beginning of year                                                 43,867,407          38,331,065
                                                             -----------------   -----------------
  End of year                                                $      73,781,891   $      43,867,407
                                                             =================   =================
  Undistributed Net Investment Income (Loss)                 $         236,881   $         (11,406)
                                                             =================   =================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)

                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------
                                                  2003       2002        2001        2000        1999
                                                --------   --------    --------    --------    --------
PER SHARE DATA
  Net asset value, beginning of year            $   7.44   $   8.43    $   9.33    $  14.18    $   8.19
                                                --------   --------    --------    --------    --------

INVESTMENT OPERATIONS
  Net investment income                             0.07       0.01        0.06        0.23        0.05(1)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                  3.12      (0.98)      (0.96)      (4.70)       6.56
                                                --------   --------    --------    --------    --------
      Total from investment operations              3.19      (0.97)      (0.90)      (4.47)       6.61
                                                --------   --------    --------    --------    --------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                --      (0.02)         --       (0.20)      (0.04)
  Distributions from net realized gains               --         --          --       (0.15)      (0.58)
  Return of capital                                   --         --          --       (0.03)         --
                                                --------   --------    --------    --------    --------
      Total dividends and distributions               --      (0.02)         --       (0.38)      (0.62)
                                                --------   --------    --------    --------    --------

NET ASSET VALUE, END OF YEAR                    $  10.63   $   7.44    $   8.43    $   9.33    $  14.18
                                                ========   ========    ========    ========    ========

      Total return(2)                              42.88%   (11.56)%      (9.65)%    (31.55)%     81.40%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)        $ 73,782   $ 43,867    $ 38,331    $ 32,604    $ 16,781
    Ratio of expenses to average net assets(3)      1.40%      1.40%       1.40%       1.42%       1.42%
    Ratio of net investment income (loss)
      to average net assets                         0.94%      0.13%       0.63%       2.45%      (0.19)%
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                        0.41%      0.44%       0.49%       0.27%       1.73%
  Portfolio turnover rate                            167%       128%        130%        208%        145%

----------
(1) Per share information is calculated using the average shares outstanding method.

(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% and .02% for the years ended December 31, 2000 and 1999, respectively. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.40% for the years ended December 31, 2000 and 1999, respectively. For the years ended December 31, 2003, 2002, and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers eight managed investment portfolios of which one, the Emerging Markets Portfolio (the "Portfolio"), is included in this report. The Portfolio is a non-diversified investment fund that seeks long-term growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by the Board of Trustees under procedures established by the Board of Trustees.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2003, the Portfolio had no open forward foreign currency contracts.

   I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Portfolio in connection with securities lending activity is pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, money market instruments and the AIM Institutional Funds -- Liquid Assets Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the year ended December 31, 2003.

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Portfolio to act as the Portfolio's securities lending agent. Prior to April 1, 2003, CSFB had agreed to charge the Portfolio fees for its securities lending activities equal to its costs in providing services as securities lending agent and had voluntarily waived such fees through March 31, 2003. Effective April 1, 2003, the Portfolio and CSFB entered into an arrangement to share the income earned from securities lending activities, whereby, generally, the Portfolio will receive 75% and CSFB will receive 25% of the income, in accordance with the provisions of the securities lending agency agreement. If CSFB should enter into a securities lending agency agreement with another comparable investment company client under which it will receive a smaller proportion of the fees, its fee agreement with the Portfolio shall be reduced to such lower fee amount. Securities lending income is accrued as earned. The Portfolio earned no income from securities lending for the year ended December 31, 2003.

   J) OTHER -- The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolio to operational and other risks as well. Some countries may have restrictions that could limit the Portfolio's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Portfolio to increased volatility or substantial declines in value.

   The Portfolio accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Portfolio would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 1.25% of the Portfolio's average daily net assets. For the year ended December 31, 2003, investment advisory fees earned and voluntarily waived were $656,720 and $213,409, respectively.

   Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K.") and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), affiliates of CSAM, are sub-investment advisers to the Portfolio. CSAM Ltd. U.K. and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Portfolio.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets. For the year ended December 31, 2003, co-administrative services fees earned by CSAMSI were $52,538.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio subject to an annual minimum fee.

           AVERAGE DAILY NET ASSETS                     ANNUAL RATE
           ------------------------                     -----------
           First $5 billion                   0.050% of average daily net assets
           Next $5 billion                    0.035% of average daily net assets
           Over $10 billion                   0.020% of average daily net assets

   For the year ended December 31, 2003, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $34,840.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2003, Merrill was paid $14,568 for its services to the Portfolio.


NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2003, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2003, the Portfolio had borrowings under the Credit Facility as follows:

            AVERAGE DAILY         WEIGHTED AVERAGE            MAXIMUM DAILY
            LOAN BALANCE           INTEREST RATE %          LOAN OUTSTANDING
            -------------         ----------------          ----------------
             $ 1,066,200               1.766%                  $ 1,376,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) were $94,369,363 and $84,725,832, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                                                 FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                  DECEMBER 31, 2003     DECEMBER 31, 2002
                                                 ------------------    ------------------
  Shares sold                                         6,273,517            14,893,040
  Shares issued in reinvestment of dividends                 --                12,158
  Shares redeemed                                    (5,226,878)          (13,557,723)
                                                     ----------           -----------
  Net increase                                        1,046,639             1,347,475
                                                     ==========           ===========

   On December 31, 2003, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio were as follows:

                       NUMBER OF         APPROXIMATE PERCENTAGE
                     SHAREHOLDERS        OF OUTSTANDING SHARES
                     ------------        ----------------------
                         5                       90%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, Post-October losses and foreign tax credit adjustments.

   The tax characteristics of dividends and distributions paid during the year ended December 31, 2003 and 2002, for the Portfolio were as follows:

                                 ORDINARY INCOME
                                 ---------------
                            2003                 2002
                            ----                 ----
                            $ --               $ 92,763

   At December 31, 2003, the components of distributable earnings on a tax basis for the Portfolio were as follows:

       Undistributed ordinary income                     $     257,121
       Accumulated net realized loss                       (16,784,485)
       Unrealized appreciation                              17,157,256
       Undistributed ordinary loss-other                       (20,240)
                                                         -------------
                                                         $     609,652
                                                         =============

   At December 31, 2003, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

                              EXPIRES DECEMBER 31,
                              --------------------
                   2008                2009                2010
                   ----                ----                ----
               $ 2,020,577         $ 9,218,260         $ 5,545,648

   The Portfolio utilized net capital loss carryforward of $1,527,354 during 2003.

   Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2003, the Portfolio elected to defer net losses arising between November 1, 2003 and December 31, 2003.

                 CURRENCY                           CAPITAL
                 --------                           -------
                 $ 20,240                            $ --

   At December 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $57,757,557, $17,552,502, $(93,043) and $17,459,459, respectively.

   At December 31, 2003, the Fund reclassified $244,264 from undistributed net investment income to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions and foreign tax credit adjustment. Net assets were not affected by these reclassifications.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust-Emerging Markets Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 3, 2004

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                            TERM                                    NUMBER OF
                                            OF OFFICE(1)                            PORTFOLIOS IN
                                            AND                                     FUND
                             POSITION(S)    LENGTH          PRINCIPAL               COMPLEX          OTHER
NAME, ADDRESS AND            HELD WITH      OF TIME         OCCUPATION(S) DURING    OVERSEEN BY      DIRECTORSHIPS
DATE OF BIRTH                TRUST          SERVED          PAST FIVE YEARS         TRUSTEE          HELD BY TRUSTEE
--------------------------   -----------    ------------    --------------------    -------------    ---------------
INDEPENDENT TRUSTEES

Richard H. Francis           Trustee,       Since           Currently retired       43               None
c/o Credit Suisse Asset      Nominating     1999
Management, LLC              and
466 Lexington Avenue         Audit
New York, New York           Committee
10017-3140                   Member

Date of Birth: 04/23/32

Jeffrey E. Garten(2)         Trustee,       Since           Dean of Yale            42               Director of Aetna,
Box 208200                   Nominating     1998            School of                                Inc. (insurance
New Haven, Connecticut       and                            Management and                           company); Director
06520-8200                   Audit                          William S. Beinecke                      of Calpine
                             Committee                      Professor in the                         Corporation (energy
Date of Birth: 10/29/46      Member                         Practice of                              provider); Director
                                                            International                            of CarMax Group
                                                            Trade and Finance                        (used car dealers)
                                                            (11/95-present)


----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                            TERM                                    NUMBER OF
                                            OF OFFICE(1)                            PORTFOLIOS IN
                                            AND                                     FUND
                             POSITION(S)    LENGTH          PRINCIPAL               COMPLEX          OTHER
NAME, ADDRESS AND            HELD WITH      OF TIME         OCCUPATION(S) DURING    OVERSEEN BY      DIRECTORSHIPS
DATE OF BIRTH                TRUST          SERVED          PAST FIVE YEARS         TRUSTEE          HELD BY TRUSTEE
--------------------------   -----------    ------------    --------------------    -------------    --------------------
INDEPENDENT TRUSTEES

Peter F. Krogh               Trustee,       Since           Dean Emeritus and       42               Director of Carlisle
301 ICC                      Nominating     2001            Distinguished                            Companies
Georgetown University        and                            Professor of                             Incorporated
Washington, DC 20057         Audit                          International                            (diversified
                             Committee                      Affairs at the                           manufacturing
Date of Birth: 02/11/37      Member                         Edmund A. Walsh                          company); Member of
                                                            School of Foreign                        Selection Committee
                                                            Service, Georgetown                      for Truman Scholars
                                                            University                               and Henry Luce
                                                            (6/95 - present);                        Scholars; Senior
                                                            Moderator of PBS                         Associate of Center
                                                            foreign affairs                          for Strategic and
                                                            television                               International
                                                            series (1988-2000)                       Studies; Trustee of
                                                                                                     numerous world
                                                                                                     affairs
                                                                                                     organizations

James S. Pasman, Jr.         Trustee,       Since           Currently retired       44               Director of
c/o Credit Suisse Asset      Nominating     1999                                                     Education
Management, LLC              and                                                                     Management
466 Lexington Avenue         Audit                                                                   Corp.
New York, New York           Committee
10017-3140                   Member

Date of Birth: 12/20/30

Steven N. Rappaport          Trustee,       Since           Partner of Lehigh       44               None
Lehigh Court, LLC            Nominating     1999            Court, LLC and RZ
40 East 52nd Street          Committee                      Capital (private
New York, New York           Member and                     investment firms)
10022                        Audit                          (7/02 - present);
                             Committee                      Consultant to
Date of Birth: 07/10/48      Chairman                       SunGard Securities
                                                            Finance, Inc. from
                                                            February 2002 to
                                                            July 2002; President
                                                            of SunGard
                                                            Securities Finance,
                                                            Inc. from 2001 to
                                                            February 2002;
                                                            President of Loanet,
                                                            Inc. (on-line
                                                            accounting service)
                                                            from 1997 to 2001

                                            TERM                                    NUMBER OF
                                            OF OFFICE(1)                            PORTFOLIOS IN
                                            AND                                     FUND
                             POSITION(S)    LENGTH          PRINCIPAL               COMPLEX          OTHER
NAME, ADDRESS AND            HELD WITH      OF TIME         OCCUPATION(S) DURING    OVERSEEN BY      DIRECTORSHIPS
DATE OF BIRTH                TRUST          SERVED          PAST FIVE YEARS         TRUSTEE          HELD BY TRUSTEE
--------------------------   -----------    ------------    --------------------    -------------    ---------------
INTERESTED TRUSTEES

Joseph D. Gallagher(3)       Trustee,       Since           Managing Director,      45               None
Credit Suisse Asset          Chairman of    2003            Chief Executive
Management, LLC              the Board                      Officer of CSAM and
466 Lexington Avenue         and Chief                      Global Chief
New York, New York           Executive                      Operating Officer of
10017-3140                   Officer                        Credit Suisse Asset
                                                            Management since
Date of Birth: 12/14/62                                     2003; Global Chief
                                                            Financial Officer,
                                                            Credit Suisse Asset
                                                            Management from 1999
                                                            to 2003; Chief
                                                            Executive Officer
                                                            and Director of
                                                            Credit Suisse Asset
                                                            Management Limited,
                                                            London, England,
                                                            from June 2000 to
                                                            2003; Director of
                                                            Credit Suisse Asset
                                                            Management Funds
                                                            (UK) Limited,
                                                            London, England,
                                                            from June 2000 to
                                                            2003; Managing
                                                            Director, Head -
                                                            Asian Corporate
                                                            Finance and M&A,
                                                            Credit Suisse First
                                                            Boston, Hong Kong,
                                                            China, from January
                                                            1998 to May 1999

William W. Priest, Jr.(4)    Trustee        Since           Co-Managing Partner,    49               Director of
Steinberg Priest & Sloane                   1999            Steinberg Priest &                       Globe Wireless,
Capital Management, LLC                                     Sloane Capital                           LLC (maritime
12 East 49th Street                                         Management, LLC                          communications
12th Floor                                                  since March 2001;                        company);
New York, New York 10017                                    Chairman and                             Director of
                                                            Managing Director of                     InfraRed X
Date of Birth: 09/24/41                                     CSAM from 2000 to                        (medical device
                                                            February 2001, Chief                     company)
                                                            Executive Officer
                                                            and Managing
                                                            Director of CSAM
                                                            from 1990 to 2000

----------
(3) Mr. Gallagher is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he is an officer of CSAM.
(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                               TERM
                                               OF OFFICE(1)
                                               AND
                            POSITION(s)        LENGTH
NAME, ADDRESS AND           HELD WITH          OF TIME
DATE OF BIRTH               TRUST              SERVED          PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
-----------------------     -------------      ------------    ----------------------------------------------------------
OFFICERS

Hal Liebes                  Vice President     Since           Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset         and Secretary      1999            Associated with CSAM since 1997; Officer of other Credit
Management, LLC                                                Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 07/06/64

Michael A. Pignataro        Chief Financial    Since           Director and Director of Fund Administration of CSAM;
Credit Suisse Asset         Officer and        1999            Associated with CSAM since 1984; Officer of other
Management, LLC             Treasurer                          Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Gregory N. Bressler         Assistant          Since           Director and Deputy General Counsel of CSAM; Associated
Credit Suisse Asset         Secretary          2000            with CSAM since January 2000; Associated with the law firm
Management, LLC                                                of Swidler Berlin Shereff Friedman LLP from 1996 to 2000;
466 Lexington Avenue                                           Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 11/17/66

Rocco A. Del Guercio        Assistant          Since           Vice President of CSAM; Associated with CSAM since
Credit Suisse Asset         Treasurer          1999            June 1996; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/28/63

Joseph Parascondola         Assistant          Since           Assistant Vice President of CSAM; Associated with CSAM
Credit Suisse Asset         Treasurer          2000            since April 2000; Assistant Vice President, Deutsche
Management, LLC                                                Asset Management from January 1999 to April 2000;
466 Lexington Avenue                                           Assistant Vice President, Weiss, Peck & Greer LLC from
New York, New York                                             November 1995 to December 1998; Officer of other
10017-3140                                                     Credit Suisse Funds

Date of Birth: 06/05/63

                                               TERM
                                               OF OFFICE(1)
                                               AND
                            POSITION(s)        LENGTH
NAME, ADDRESS AND           HELD WITH          OF TIME
DATE OF BIRTH               TRUST              SERVED          PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
----------------------      -----------        ------------    ----------------------------------------------------------
OFFICERS

Robert M. Rizza             Assistant          Since           Assistant Vice President of CSAM; Associated with CSAM
Credit Suisse Asset         Treasurer          2002            since 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
TAX INFORMATION LETTER (UNAUDITED)
DECEMBER 31, 2003

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

   During the fiscal year ended December 31, 2003, the Portfolio distributed $1,366,045 of foreign source income on which the Portfolio paid foreign taxes of $176,489. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code of 1986, as amended the "Code", and the Treasury Regulations thereunder.

P.O. BOX 55030, BOSTON, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-222-8977 - www.csam.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TREMK-2-1203

[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

ANNUAL REPORT

DECEMBER 31, 2003


CREDIT SUISSE TRUST
- BLUE CHIP PORTFOLIO


CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

MORE COMPLETE INFORMATION ABOUT THE TRUST, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2003; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2003 (Unaudited)

                                                                January 30, 2004

Dear Shareholder:

   For the 12 months ended December 31, 2003, Credit Suisse Trust -- Blue Chip Portfolio(1) (the "Portfolio") had a gain of 24.92%, versus an increase of 28.42% for the S&P 500 Index(2).

   The period was a positive one for the U.S. stock market, though equities struggled early on. The market declined into March, hurt by a great deal of uncertainty regarding a looming conflict with Iraq and a related softening in consumer sentiment. Stocks began to recover, however, rising rapidly in 2003's second quarter, then continuing to rally in a more subdued manner. When the war came to a swift and seemingly successful end in April, a major cloud of uncertainty lifted and investors embraced risk. Optimism over a potential economic recovery also supported equities. Grounds for this optimism included historically low interest rates, a significant tax-reduction package, and an upturn in leading economic indicators around the world.

   The Portfolio participated in the market's rally, though it trailed its benchmark, hindered in part by weakness in certain media and telecommunications, and financial-services holdings. On the positive side, factors that helped the Portfolio included good stock selection in the health-care and technology sectors.

   The U.S. economic recovery appears to be underway, as indicated by the impressive annualized GDP growth rate of 8.2% for the third quarter of 2003. In short, the potent mix of fiscal and monetary stimulus applied to the economy over the last year seems to be taking hold at last. How sustainable the recovery will be is unknown, but we see grounds for encouragement. What is unusual about present conditions is the remarkably high rate of U.S. productivity growth, and its potential to help keep inflation and interest rates low. Not so pleasing is the effect rapid productivity growth can have on the labor market, specifically resulting in slower job growth than would otherwise prevail. That said, recent data suggest that the labor market is finally firming. Moderately faster job growth might give equity investors even greater confidence in the robustness of consumer demand, which could, in turn, bode well for the equity market.

   In terms of portfolio strategy, we have been replacing certain less-cyclical companies with companies that we believe might perform better in an environment of growth combined with low inflation. As always, we continue to place a premium on company managements with a history of good execution. Of course, valuation remains a perennial concern, but even when replacing expensive holdings with cheaper ones we strive for consistency with our economic view.


Hugh Neuburger
Portfolio Manager

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
              CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO(1) AND THE
                   S&P 500 Index(2) from Inception (11/30/01).

                    CREDIT SUISSE TRUST-BLUE
                        CHIP PORTFOLIO(1)            S&P 500 Index(2)
11/30/2001                 $   10,000                   $  10,000
12/31/2001                 $   10,020                   $  10,088
1/31/2002                  $    9,800                   $   9,940
2/28/2002                  $    9,520                   $   9,749
3/31/2002                  $    9,880                   $  10,115
4/30/2002                  $    9,140                   $   9,502
5/31/2002                  $    9,000                   $   9,432
6/30/2002                  $    8,290                   $   8,760
7/31/2002                  $    7,670                   $   8,077
8/31/2002                  $    7,710                   $   8,130
9/30/2002                  $    6,850                   $   7,247
10/31/2002                 $    7,430                   $   7,885
11/30/2002                 $    7,870                   $   8,349
12/31/2002                 $    7,351                   $   7,858
1/31/2003                  $    7,171                   $   7,652
2/28/2003                  $    7,040                   $   7,538
3/31/2003                  $    7,141                   $   7,611
4/30/2003                  $    7,711                   $   8,238
5/31/2003                  $    8,041                   $   8,672
6/30/2003                  $    8,141                   $   8,783
7/31/2003                  $    8,321                   $   8,937
8/31/2003                  $    8,461                   $   9,112
9/30/2003                  $    8,369                   $   9,015
10/31/2003                 $    8,811                   $   9,525
11/30/2003                 $    8,801                   $   9,609
12/31/2003                 $    9,182                   $  10,113

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or Plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds.

                  AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2003(1)
               -----------------------------------------------------
               1 YEAR                                SINCE INCEPTION
               ------                                ---------------
                24.92%                                      (4.00)%

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued any time.
(2) The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks. It includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2003

                                                               NUMBER OF
                                                                 SHARES        VALUE
                                                               ---------   -------------
COMMON STOCKS (99.8%)
AEROSPACE & DEFENSE (2.1%)
    United Technologies Corp.                                      3,500   $     331,695
                                                                           -------------
AIR FREIGHT & COURIERS (1.0%)
    FedEx Corp.                                                    2,400         162,000
                                                                           -------------
BANKS (7.2%)
    Bank of America Corp.                                          4,250         341,828
    Mellon Financial Corp.                                         7,300         234,403
    Wachovia Corp.                                                 5,500         256,245
    Wells Fargo & Co.                                              5,300         312,117
                                                                           -------------
                                                                               1,144,593
                                                                           -------------
BEVERAGES (2.0%)
    PepsiCo, Inc.                                                  6,700         312,354
                                                                           -------------
BIOTECHNOLOGY (2.7%)
    Amgen, Inc.*                                                   6,800         420,240
                                                                           -------------
CHEMICALS (1.9%)
    PPG Industries, Inc.                                           4,800         307,296
                                                                           -------------
COMMERCIAL SERVICES & SUPPLIES (2.1%)
    Avery Dennison Corp.                                           4,100         229,682
    Monster Worldwide, Inc.*                                       4,500          98,820
                                                                           -------------
                                                                                 328,502
                                                                           -------------
COMMUNICATIONS EQUIPMENT (4.2%)
    Cisco Systems, Inc.*                                          16,500         400,785
    Motorola, Inc.                                                14,000         196,980
    Qualcomm, Inc.                                                 1,300          70,109
                                                                           -------------
                                                                                 667,874
                                                                           -------------
COMPUTERS & PERIPHERALS (3.9%)
    Dell, Inc.*                                                    6,700         227,532
    International Business Machines Corp.                          3,000         278,040
    Seagate Technology                                             5,500         103,950
                                                                           -------------
                                                                                 609,522
                                                                           -------------
DIVERSIFIED FINANCIALS (9.7%)
    Capital One Financial Corp.                                    3,400         208,386
    Citigroup, Inc.                                                9,500         461,130
    J.P. Morgan Chase & Co.                                        7,700         282,821
    Merrill Lynch & Company, Inc.                                  5,500         322,575
    State Street Corp.                                             5,000         260,400
                                                                           -------------
                                                                               1,535,312
                                                                           -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.4%)
    BellSouth Corp.                                                9,000         254,700
    Verizon Communications, Inc.                                   8,100         284,148
                                                                           -------------
                                                                                 538,848
                                                                           -------------

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES        VALUE
                                                               ---------   -------------
COMMON STOCKS
ELECTRIC UTILITIES (1.2%)
    Ameren Corp.                                                   4,300   $     197,800
                                                                           -------------
ELECTRICAL EQUIPMENT (0.6%)
    Emerson Electric Co.                                           1,400          90,650
                                                                           -------------
FOOD & DRUG RETAILING (2.3%)
    CVS Corp.                                                     10,000         361,200
                                                                           -------------
FOOD PRODUCTS (1.7%)
    General Mills, Inc.                                            6,100         276,330
                                                                           -------------
HEALTHCARE EQUIPMENT & SUPPLIES (2.3%)
    Biomet, Inc.                                                   4,200         152,922
    Medtronic, Inc.                                                4,200         204,162
                                                                           -------------
                                                                                 357,084
                                                                           -------------
HOUSEHOLD PRODUCTS (2.1%)
    Clorox Co.                                                     3,800         184,528
    Procter & Gamble Co.                                           1,400         139,832
                                                                           -------------
                                                                                 324,360
                                                                           -------------
INDUSTRIAL CONGLOMERATES (3.8%)
    General Electric Co.                                          10,000         309,800
    Tyco International, Ltd.                                      10,800         286,200
                                                                           -------------
                                                                                 596,000
                                                                           -------------
INSURANCE (4.3%)
    Chubb Corp.                                                    3,700         251,970
    Hartford Financial Services Group, Inc.                        7,200         425,016
                                                                           -------------
                                                                                 676,986
                                                                           -------------
MEDIA (7.6%)
    Clear Channel Communications, Inc.                             4,500         210,735
    Comcast Corp. Class A*                                         4,700         154,489
    EchoStar Communications Corp. Class A*                         3,000         102,000
    Omnicom Group, Inc.                                            3,500         305,655
    Tribune Co.                                                    3,000         154,800
    Viacom, Inc. Class B                                           6,100         270,718
                                                                           -------------
                                                                               1,198,397
                                                                           -------------
MULTILINE RETAIL (5.7%)
    Federated Department Stores, Inc.                              5,000         235,650
    Target Corp.                                                   7,000         268,800
    Wal-Mart Stores, Inc.                                          7,600         403,180
                                                                           -------------
                                                                                 907,630
                                                                           -------------
OIL & GAS (5.7%)
    ConocoPhillips                                                 6,500         426,205
    Exxon Mobil Corp.                                             11,500         471,500
                                                                           -------------
                                                                                 897,705
                                                                           -------------

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES        VALUE
                                                               ---------   -------------
COMMON STOCKS
PERSONAL PRODUCTS (2.3%)
    Avon Products, Inc.                                            2,200   $     148,478
    Estee Lauder Companies, Inc. Class A                           5,300         208,078
                                                                           -------------
                                                                                 356,556
                                                                           -------------
PHARMACEUTICALS (8.2%)
    Abbott Laboratories                                            5,800         270,280
    Forest Laboratories, Inc.*                                     2,800         173,040
    Johnson & Johnson                                              6,300         325,458
    Pfizer, Inc.                                                  14,700         519,351
                                                                           -------------
                                                                               1,288,129
                                                                           -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.2%)
    Intel Corp.                                                   15,000         483,000
    Maxim Integrated Products, Inc.                                2,700         134,460
    Texas Instruments, Inc.                                       12,500         367,250
                                                                           -------------
                                                                                 984,710
                                                                           -------------
SOFTWARE (5.6%)
    Electronic Arts, Inc.*                                         2,600         124,228
    Microsoft Corp.                                               17,000         468,180
    Symantec Corp.*                                                4,400         152,460
    VERITAS Software Corp.*                                        3,600         133,776
                                                                           -------------
                                                                                 878,644
                                                                           -------------

TOTAL COMMON STOCKS (Cost $14,566,578)                                        15,750,417
                                                                           -------------

TOTAL INVESTMENTS AT VALUE (99.8%) (Cost $14,566,578)                         15,750,417

OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                      25,485
                                                                           -------------

NET ASSETS (100.0%)                                                        $  15,775,902
                                                                           =============

* Non-income producing security.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
    Investments at value (Cost $14,566,578) (Note 1)                       $  15,750,417
    Cash                                                                          19,372
    Receivable for investments sold                                              213,442
    Dividend receivable                                                           12,729
    Receivable for portfolio shares sold                                           8,977
    Prepaid expenses                                                              14,215
                                                                           -------------
      Total Assets                                                            16,019,152
                                                                           -------------
LIABILITIES
    Advisory fee payable (Note 2)                                                 18,183
    Administrative services fee payable (Note 2)                                   3,190
    Payable for investments purchased                                            207,562
    Other accrued expenses payable                                                14,315
                                                                           -------------
      Total Liabilities                                                          243,250
                                                                           -------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                       1,724
    Paid-in capital (Note 5)                                                  19,010,754
    Undistributed net investment income                                           96,797
    Accumulated net realized loss on investments                              (4,517,212)
    Net unrealized appreciation from investments                               1,183,839
                                                                           -------------
      Net Assets                                                           $  15,775,902
                                                                           =============
    Shares outstanding                                                         1,724,149
                                                                           -------------
    Net asset value, offering price, and redemption price per share        $        9.15
                                                                           =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST-- BLUE CHIP PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

INVESTMENT INCOME (NOTE 1)
    Dividends                                                              $     290,940
    Interest                                                                         422
                                                                           -------------
      Total investment income                                                    291,362
                                                                           -------------
EXPENSES
    Investment advisory fees (Note 2)                                            125,795
    Administrative services fees (Note 2)                                         30,310
    Legal fees                                                                    35,582
    Audit fees                                                                    19,075
    Printing fees (Note 2)                                                        16,793
    Insurance expense                                                              7,486
    Custodian fees                                                                 4,224
    Transfer agent fees                                                            2,701
    Trustees' fees                                                                 2,310
    Registration fees                                                              1,822
    Interest expense (Note 3)                                                      1,354
    Commitment fees (Note 3)                                                         659
    Miscellaneous expense                                                          2,441
                                                                           -------------
      Total expenses                                                             250,552
    Less: fees waived (Note 2)                                                   (55,989)
                                                                           -------------
      Net expenses                                                               194,563
                                                                           -------------
       Net investment income                                                      96,799
                                                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized loss from investments                                        (2,830,469)
    Net change in unrealized appreciation (depreciation) from investments      6,369,975
                                                                           -------------
    Net realized and unrealized gain from investments                          3,539,506
                                                                           -------------
    Net increase in net assets resulting from operations                   $   3,636,305
                                                                           =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST-- BLUE CHIP PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE YEAR         FOR THE YEAR
                                                                                 ENDED                ENDED
                                                                           DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                           -----------------    -----------------
FROM OPERATIONS
  Net investment income                                                    $          96,799    $          52,552
  Net realized loss on investments                                                (2,830,469)          (1,686,743)
  Net change in unrealized appreciation (depreciation) from investments            6,369,975           (5,193,922)
                                                                           -----------------    -----------------
   Net increase (decrease) in net assets resulting from operations                 3,636,305           (6,828,113)
                                                                           -----------------    -----------------

FROM DIVIDENDS
  Dividends from net investment income                                               (52,550)              (1,497)
                                                                           -----------------    -----------------
   Net decrease in net assets resulting from dividends                               (52,550)              (1,497)
                                                                           -----------------    -----------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Proceeds from sale of shares                                                     2,927,061           25,534,366
  Reinvestment of dividends                                                           52,550                1,497
  Net asset value of shares redeemed                                             (11,077,119)          (3,538,247)
                                                                           -----------------    -----------------
   Net increase (decrease) in net assets from capital share transactions          (8,097,508)          21,997,616
                                                                           -----------------    -----------------
  Net increase (decrease) in net assets                                           (4,513,753)          15,168,006

NET ASSETS
  Beginning of year                                                               20,289,655            5,121,649
                                                                           -----------------    -----------------
  End of year                                                              $      15,775,902    $      20,289,655
                                                                           =================    =================
  Undistributed Net Investment Income                                      $          96,797    $          52,548
                                                                           =================    =================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                  2003           2002          2001(1)
                                                               ----------     ----------     ----------
PER SHARE DATA
  Net asset value, beginning of period                         $     7.35     $    10.02     $    10.00
                                                               ----------     ----------     ----------
INVESTMENT OPERATIONS
  Net investment income                                              0.07           0.02           0.00(2)
  Net gain (loss) on investments
    (both realized and unrealized)                                   1.76          (2.69)          0.02
                                                               ----------     ----------     ----------
      Total from investment operations                               1.83          (2.67)          0.02
                                                               ----------     ----------     ----------
LESS DIVIDENDS
  Dividends from net investment income                              (0.03)          0.00(2)          --
                                                               ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                                 $     9.15     $     7.35     $    10.02
                                                               ==========     ==========     ==========

      Total return(3)                                               24.92%        (26.64)%         0.20%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                     $   15,776     $   20,290     $    5,122
    Ratio of expenses to average net assets                          1.16%          1.16%          1.16%(4)
    Ratio of net investment income to average net assets             0.58%          0.25%          0.35%(4)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                           0.33%          0.23%          4.86%(4)
  Portfolio turnover rate                                              40%            31%             2%

(1) For the period November 30, 2001 (commencement of operations) through December 31, 2001.

(2)  This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers eight managed investment portfolios of which one, the Blue Chip Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by the Board of Trustees under procedures established by the Board of Trustees.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   F) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   G) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Portfolio in connection with securities lending activity is pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, money market instruments and the AIM Institutional Funds -- Liquid Assets Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolio had no securities out on loan at December 31, 2003.

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Portfolio to act as the Portfolio's securities lending agent. Prior to April 1, 2003, CSFB had agreed to charge the Portfolio fees for its securities lending activities equal to its costs in providing services as securities lending agent and had voluntarily waived such fees through March 31, 2003. Effective April 1, 2003, the Portfolio and CSFB entered into an arrangement to share the income earned from securities lending activities, whereby, generally, the Portfolio will receive 75% and CSFB will receive 25% of the income, in accordance with the provisions of the securities lending agency agreement. If CSFB should enter into a securities lending agency agreement with another comparable investment company client under which it will receive a smaller proportion of the fees, its fee agreement with the Portfolio shall be reduced to such lower fee amount. Securities lending income is accrued as earned. The Portfolio earned no income from securities lending for the year ended December 31, 2003.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee computed daily and payable monthly, from the Portfolio based on the following fee schedule:

           AVERAGE DAILY NET ASSETS                      ANNUAL RATE
           ------------------------                      -----------
           First $100 million                  0.75% of average daily net assets
           Over $100 million                   0.50% of average daily net assets

   For the year ended December 31, 2003, investment advisory fees earned and voluntarily waived were $125,795 and $55,989, respectively.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. For the year ended December 31, 2003, co-administrative services fees earned by CSAMSI were $16,773.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee.

           AVERAGE DAILY NET ASSETS                      ANNUAL RATE
           ------------------------                      -----------
           First $5 billion                    0.050% of average daily net assets
           Next $5 billion                     0.035% of average daily net assets
           Over $10 billion                    0.020% of average daily net assets

   For the year ended December 31, 2003, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $13,537.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2003, Merrill was paid $8,448 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2003, there were no loans outstanding for the Portfolio under the Credit Facility. During the year ended December 31, 2003, the Portfolio had borrowings under the Credit Facility as follows:

           AVERAGE DAILY        WEIGHTED AVERAGE            MAXIMUM DAILY
           LOAN BALANCE          INTEREST RATE            LOAN OUTSTANDING
           -------------        ----------------          ----------------
            $ 996,357                1.747%                 $ 2,880,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

                              INVESTMENT SECURITIES    U.S. GOVERNMENT/AGENCY OBLIGATIONS
                              ---------------------    ----------------------------------
           Purchases             $   6,672,327                    $   10,808
           Sales                    14,326,175                       297,885

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                                         FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                          DECEMBER 31, 2003     DECEMBER 31, 2002
                                         ------------------    ------------------
  Shares sold                                    382,391           2,679,666
  Shares issued in reinvestment of
    dividends                                      6,197                 195
  Shares redeemed                             (1,423,536)           (431,980)
                                              ----------           ---------
  Net increase (decrease)                     (1,034,948)          2,247,881
                                              ==========           =========

   On December 31, 2003, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio were as follows:

                                    NUMBER OF       APPROXIMATE PERCENTAGE
                                  SHAREHOLDERS       OF OUTSTANDING SHARES
                                  ------------      ----------------------
                                        2                     97%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of Post-October losses, and wash sales.

   The tax characteristics of dividends paid during the years ended December 31, 2003 and December 31, 2002 for the Portfolio were as follows:

                                    ORDINARY INCOME
                                 -----------------------
                                    2003          2002
                                    ----          ----
                                 $ 52,550        $ 1,497

   At December 31, 2003, the components of distributable earnings on a tax basis for the Portfolio were as follows:

       Undistributed net investment income               $      96,797
       Accumulated net realized loss                        (4,369,139)
       Unrealized appreciation                               1,035,766
                                                         -------------
                                                         $  (3,236,576)
                                                         =============

   At December 31, 2003, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

                                EXPIRES DECEMBER 31,
                             --------------------------
                                2010            2011
                                ----            ----
                             $  895,717    $  3,473,422

   Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2003, the Portfolio had no net losses arising between November 1, 2003 and December 31, 2003.

   At December 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $14,714,651, $1,486,438, $(450,672) and $1,035,766, respectively.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust-Blue Chip Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Blue Chip Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with the accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 3, 2004

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                           TERM                                       NUMBER OF
                                           OF OFFICE(1)                               PORTFOLIOS IN
                                           AND                                        FUND
                            POSITION(S)    LENGTH        PRINCIPAL                    COMPLEX          OTHER
NAME, ADDRESS AND           HELD WITH      OF TIME       OCCUPATION(S) DURING         OVERSEEN BY      DIRECTORSHIPS
DATE OF BIRTH               TRUST          SERVED        PAST FIVE YEARS              TRUSTEE          HELD BY TRUSTEE
--------------------------  -------------  ------------  ---------------------------  ---------------  --------------------
INDEPENDENT TRUSTEES

Richard H. Francis          Trustee,       Since         Currently retired            43               None
c/o Credit Suisse Asset     Nominating     1999
Management, LLC             and Audit
466 Lexington Avenue        Committee
New York, New York          Member
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten(2)        Trustee,       Since         Dean of Yale School          42               Director of
Box 208200                  Nominating     1998          of Management and                             Aetna, Inc.
New Haven, Connecticut      and Audit                    William S. Beinecke                           (insurance
06520-8200                  Committee                    Professor in the Practice                     company);
                            Member                       of International Trade                        Director of
Date of Birth: 10/29/46                                  and Finance                                   Calpine
                                                         (11/95 - present)                             Corporation
                                                                                                       (energy
                                                                                                       provider);
                                                                                                       Director of
                                                                                                       CarMax Group
                                                                                                       (used car
                                                                                                       dealers)

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr.Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                           TERM                                       NUMBER OF
                                           OF OFFICE(1)                               PORTFOLIOS IN
                                           AND                                        FUND
                            POSITION(S)    LENGTH        PRINCIPAL                    COMPLEX          OTHER
NAME, ADDRESS AND           HELD WITH      OF TIME       OCCUPATION(S) DURING         OVERSEEN BY      DIRECTORSHIPS
DATE OF BIRTH               TRUST          SERVED        PAST FIVE YEARS              TRUSTEE          HELD BY TRUSTEE
--------------------------  -------------  ------------  ---------------------------  ---------------  --------------------
INDEPENDENT TRUSTEES

Peter F. Krogh              Trustee,       Since         Dean Emeritus and            42               Director of
301 ICC                     Nominating     2001          Distinguished Professor                       Carlisle
Georgetown University       and Audit                    of International Affairs                      Companies
Washington, DC 20057        Committee                    at the Edmund A. Walsh                        Incorporated
                            Member                       School of Foreign Service,                    (diversified
Date of Birth: 02/11/37                                  Georgetown University                         manufacturing
                                                         (6/95 - present);                             company);
                                                         Moderator of PBS                              Member of
                                                         foreign affairs                               Selection
                                                         television series                             Committee for
                                                         (1988 - 2000)                                 Truman
                                                                                                       Scholars and
                                                                                                       Henry Luce
                                                                                                       Scholars; Senior
                                                                                                       Associate of
                                                                                                       Center for
                                                                                                       Strategic and
                                                                                                       International
                                                                                                       Studies; Trustee
                                                                                                       of numerous
                                                                                                       world affairs
                                                                                                       organizations

James S. Pasman, Jr.        Trustee,       Since         Currently retired            44               Director of
c/o Credit Suisse Asset     Nominating     1999                                                        Education
Management, LLC             and Audit                                                                  Management
466 Lexington Avenue        Committee                                                                  Corp.
New York, New York          Member
10017-3140

Date of Birth: 12/20/30

Steven N. Rappaport         Trustee,       Since         Partner of Lehigh Court,     44               None
Lehigh Court, LLC           Nominating     1999          LLC and RZ Capital
40 East 52nd Street         Committee                    (private investment
New York, New York          Member and                   firms) (7/02 - present);
10022                       Audit                        Consultant to SunGard
                            Committee                    Securities Finance, Inc.
Date of Birth: 07/10/48     Chairman                     from February 2002 to
                                                         July 2002; President of
                                                         SunGard Securities
                                                         Finance, Inc. from
                                                         2001 to February 2002;
                                                         President of Loanet, Inc.
                                                         (on-line accounting
                                                         service) from
                                                         1997 to 2001

                                           TERM                                       NUMBER OF
                                           OF OFFICE(1)                               PORTFOLIOS IN
                                           AND                                        FUND
                            POSITION(S)    LENGTH        PRINCIPAL                    COMPLEX          OTHER
NAME, ADDRESS AND           HELD WITH      OF TIME       OCCUPATION(S) DURING         OVERSEEN BY      DIRECTORSHIPS
DATE OF BIRTH               TRUST          SERVED        PAST FIVE YEARS              TRUSTEE          HELD BY TRUSTEE
--------------------------  -------------  ------------  ---------------------------  ---------------  --------------------
INTERESTED TRUSTEES

Joseph D. Gallagher(3)      Trustee,       Since         Managing Director, Chief     45               None
Credit Suisse Asset         Chairman of    2003          Executive Officer of
Management, LLC             the Board and                CSAM and Global Chief
466 Lexington Avenue        Chief                        Operating Officer of
New York, New York          Executive                    Credit Suisse Asset
10017-3140                  Officer                      Management since 2003;
                                                         Global Chief  Financial
Date of Birth: 12/14/62                                  Officer, Credit Suisse
                                                         Asset Management from
                                                         1999 to 2003; Chief
                                                         Executive Officer and
                                                         Director of Credit Suisse
                                                         Asset Management Limited,
                                                         London, England, from
                                                         June 2000 to 2003;
                                                         Director of Credit Suisse
                                                         Asset Management Funds
                                                         (UK) Limited, London,
                                                         England, from June 2000
                                                         to 2003; Managing
                                                         Director, Head -- Asian
                                                         Corporate Finance and
                                                         M&A, Credit Suisse First
                                                         Boston, Hong Kong, China,
                                                         from January 1998 to
                                                         May 1999

William W. Priest, Jr.(4)   Trustee        Since         Co-Managing Partner,         49               Director of
Steinberg Priest & Sloane                  1999          Steinberg Priest &                            Globe Wireless,
Capital Management, LLC                                  Sloane Capital                                LLC (maritime
12 East 49th Street                                      Management, LLC                               communications
12th Floor                                               since March 2001;                             company);
New York, New York                                       Chairman and Managing                         Director of
10017                                                    Director of CSAM from                         InfraRed X
                                                         2000 to February 2001;                        (medical device
Date of Birth: 09/24/41                                  Chief Executive Officer                       company)
                                                         and Managing Director
                                                         of CSAM from
                                                         1990 to 2000

----------
(3) Mr. Gallagher is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he is an officer of CSAM.

(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                              TERM
                                              OF OFFICE(1)
                                              AND
                             POSITION(S)      LENGTH
NAME, ADDRESS AND            HELD WITH        OF TIME
DATE OF BIRTH                TRUST            SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  -------------    -------------  -----------------------------------------------------------
OFFICERS

Hal Liebes                   Vice President   Since          Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset          and Secretary    1999           Associated with CSAM since 1997; Officer of other Credit
Management, LLC                                              Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 07/06/64

Michael A. Pignataro         Chief            Since          Director and Director of Fund Administration of CSAM;
Credit Suisse Asset          Financial        1999           Associated with CSAM since 1984; Officer of other Credit
Management, LLC              Officer and                     Suisse Funds
466 Lexington Avenue         Treasurer
New York, New York
10017-3140

Date of Birth: 11/15/59

Gregory N. Bressler          Assistant        Since          Director and Deputy General Counsel of CSAM; Associated
Credit Suisse Asset          Secretary        2000           with CSAM since January 2000; Associated with the law
Management, LLC                                              firm of Swidler Berlin Shereff Friedman LLP from 1996 to
466 Lexington Avenue                                         2000; Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 11/17/66

Rocco A. Del Guercio         Assistant        Since          Vice President of CSAM; Associated with CSAM since June
Credit Suisse Asset          Treasurer        1999           1996; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/28/63

Joseph Parascondola          Assistant        Since          Assistant Vice President of CSAM; Associated with CSAM
Credit Suisse Asset          Treasurer        2000           since April 2000; Assistant Vice President, Deutsche Asset
Management, LLC                                              Management from January 1999 to April 2000; Assistant
466 Lexington Avenue                                         Vice President, Weiss, Peck & Greer LLC from November
New York, New York                                           1995 to December 1998; Officer of other Credit Suisse
10017-3140                                                   Funds

Date of Birth: 06/05/63

                                              TERM
                                              OF OFFICE(1)
                                              AND
                             POSITION(S)      LENGTH
NAME, ADDRESS AND            HELD WITH        OF TIME
DATE OF BIRTH                TRUST            SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  -------------    -------------  -----------------------------------------------------------
OFFICERS

Robert M. Rizza              Assistant        Since          Assistant Vice President of CSAM;  Associated with CSAM
Credit Suisse Asset          Treasurer        2002           since 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth:  12/09/65

   The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

CREDIT SUISSE TRUST-- BLUE CHIP PORTFOLIO
TAX INFORMATION LETTER (UNAUDITED)
December 31, 2003

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

   Corporate shareholders should note for the year ended December 31, 2003, the percentage of the Portfolio's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 100.00%.

                       This page intentionally left blank

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRBLC-2-1203

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 11(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2003. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has three audit committee financial experts serving on its audit committee: Richard H. Francis, James S. Pasman, Jr., and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its principal auditors, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended December 31, 2002 and December 31, 2003.

                                         2002             2003
-------------------------------------------------------------------
Audit Fees                               $ 130,122        $ 113,206

Audit-Related Fees(1)                           --           24,000

Tax Fees(2)                                 21,390           18,609

All Other Fees                                  --               --

Total                                    $ 151,512        $ 155,815

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements.

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended December 31, 2002 and December 31, 2003.

                                         2002             2003
---------------------------------------------------------------
Audit-Related Fees                       N/A              N/A

Tax Fees                                 N/A              N/A

All Other Fees                           N/A              N/A

Total                                    N/A              N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                                         2002             2003
--------------------------------------------------------------
Audit-Related Fees                       N/A              N/A

Tax Fees                                 N/A              N/A

All Other Fees                           N/A              N/A

Total                                    N/A              N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended December 31, 2002 and December 31, 2003:

                                         2002             2003
--------------------------------------------------------------
Audit-Related Fees                       N/A              N/A

Tax Fees                                 N/A              N/A

All Other Fees                           N/A              N/A

Total                                    N/A              N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended December 31, 2002 and December 31, 2003 were $21,390 and $42,609, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not applicable to the registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 10. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)  The registrant's code of ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)  Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

               CREDIT SUISSE TRUST

               /s/ Joseph D. Gallagher
               -----------------------
               Name: Joseph D. Gallagher
               Title: Chief Executive Officer
               Date:  March 5, 2004

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

               /s/ Joseph D. Gallagher
               -----------------------
               Name: Joseph D. Gallagher

               Title: Chief Executive Officer
               Date:  March 5, 2004


               /s/ Michael A. Pignataro
               ------------------------
               Name:  Michael A. Pignataro
               Title: Chief Financial Officer
               Date:  March 5, 2004